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                                                                       STB DRAFT
                                                                         9/24/97
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                                                                     Exhibit 4.1







                            THE E.W. SCRIPPS COMPANY
                                     Issuer



                                       and


                            THE CHASE MANHATTAN BANK
                                     Trustee




              -----------------------------------------------------



                                    INDENTURE

                         Dated as of _____________, 1997



              -----------------------------------------------------










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      INDENTURE, dated as of ______________, 1997, between THE E.W. SCRIPPS
COMPANY, an Ohio corporation having its principal office at 312 Walnut Street, Cincinnati, Ohio 45201-5380 (the "Company"), and THE CHASE MANHATTAN BANK, a New York banking corporation, as Trustee (the "Trustee").

      WHEREAS, the Company has duly authorized the execution and delivery of this Indenture to provide for the issuance from time to time of its unsecured debentures, notes or other evidences of indebtedness (the "Securities") to be issued in one or more series as provided herein;

      NOW, THEREFORE, THIS INDENTURE WITNESSETH that, for and in consideration of the premises and the purchase of the Securities by the Holders (hereinafter defined) thereof, it is mutually agreed, for the equal and proportionate benefit of all Holders of the Securities or series thereof, as follows:


                                   ARTICLE ONE

             DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION


SECTION 101. DEFINITIONS.

      For all purposes of this Indenture and all Securities issued hereunder, except as otherwise expressly provided or unless the context otherwise requires:

         (a) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

         (b) all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

         (c) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles in the United States and the term "generally accepted accounting principles" with respect to any computation required or permitted hereunder shall mean such accounting principles as are generally accepted in the United States at the date of such computation; and

         (d) the words "herein," "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision hereof.

Certain terms, used principally in Article Three and Article Six, are defined in those Articles.

      "Act," when used with respect to any Holder of a Security, has the meaning specified in Section 104.

      "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control," when used with respect to any specified Person, means the power to direct the

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management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise, and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

      "Authenticating Agent" means any Person authorized by the Trustee pursuant to Section 614 to act on behalf of the Trustee to authenticate Securities of one or more series.

      "Authorized Newspaper" means a newspaper, in the English language or in an official language of the country of publication, customarily published on each Business Day, whether or not published on Saturdays, Sundays or holidays, and of general circulation in the place in connection with which the term is used or in the financial community of such place. Where successive publications are required to be made in Authorized Newspapers, the successive publications may be made in the same or in different newspapers in the same city meeting the foregoing requirements and in each case on any Business Day.

      "Bearer Security" means any Security established pursuant to Section 201 which is payable to bearer.

      "Board of Directors" means the board of directors of the Company or any committee thereof duly authorized to take the relevant action, as the case may be and the context herein requires.

      "Board Resolution" means a copy of a resolution of the Board of Directors, certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification and delivered to the Trustee.

      "Business Day" when used with respect to any Place of Payment or any other particular location referred to in this Indenture or in the Securities, means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions and trust companies in that Place of Payment or other location are authorized or obligated by law or executive order to close.

      "Capital Stock" means, as to shares of a corporation, outstanding shares of stock of any class whether now or hereafter authorized, irrespective of whether such class shall be limited to a fixed sum or percentage in respect of the rights of the holders thereof to participate in dividends and in the distribution of assets upon the voluntary liquidation, dissolution or winding up of such corporation.

      "Capitalized Lease Obligation" means, as applied to any Person, any lease of any property (whether real, personal or mixed) by that Person as lessee which, in conformity with generally accepted accounting principles, is required to be accounted for as a capital lease on the balance sheet of that Person, and the amount of such obligation shall be the capitalized amount thereof determined in conformity with generally accepted accounting principles.

      "CEDEL Bank" means Cedel Bank, S.A.

      "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Securities Exchange Act of 1934, as amended, or, if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

      "Common Depositary" has the meaning specified in Section 304.

      "Company" means the Person named as the "Company" in the first paragraph of this instrument until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor Person.

      "Company Request" or "Company Order" means a written request or order signed in the name of the Company by its Chairman of the Board, its President or one of its Vice Presidents, and by its Treasurer, its Secretary or one of its Assistant Secretaries, and delivered to the Trustee.


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      "Corporate Trust Office" means the office of the Trustee at which at any particular time its corporate trust business shall be principally administered, which office as of the date hereof is at 450 West 33rd Street, New York, NY 10001.

      "corporation" means a corporation, association, company, joint-stock company or business trust.

      "coupon" means any interest coupon appertaining to a Bearer Security.

      "Currency Determination Agent," with respect to Securities of any series, means a New York Clearinghouse bank designated pursuant to Section 301 or
Section 311.

      "Defaulted Interest" has the meaning specified in Section 307.

      "Depositary" means a U.S. Depositary or a Common Depositary.

      "Dollar" or "$" means a dollar or other equivalent unit in such coin or currency of the United States as at the time shall be legal tender for the payment of public and private debts.

      "Euro-clear" means Morgan Guaranty Trust Company of New York, Brussels Office, or its successors, as operator of the Euro-clear System.

      "Event of Default" has the meaning specified in Section 501.

      "Exchange Date" has the meaning specified in Section 304.

      "Holder," when used with respect to any Security, means in the case of a Registered Security the Person in whose name a Security is registered in the Security Register and in the case of a Bearer Security (or any temporary global Security) the bearer thereof and, when used with respect to any coupon, means the bearer thereof.

      "Indebtedness" of any Person means, without duplication, any indebtedness of such Person in respect of borrowed money, or evidenced by bonds, notes, debentures or similar instruments or letters of credit or representing the balance deferred and unpaid of the purchase price of any property, if and to the extent any of the foregoing indebtedness would appear as a liability upon a balance sheet of such Person, and shall also include, to the extent not otherwise included, any Capitalized Lease Obligations and Indebtedness secured by a Mortgage to which the property or assets owned or held by such Person is subject, whether or not the obligations secured thereby shall have been assumed; provided, however, that Indebtedness shall not include trade payables and accrued expenses relating to employees.

      "Indenture" means this instrument as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof and shall include the terms of particular series of Securities established as contemplated by Section 301.

      "interest," when used with respect to an Original Issue Discount Security which by its terms bears interest only after Maturity, means interest payable after Maturity.

      "Interest Payment Date," when used with respect to any Security, means the Stated Maturity Date of an installment of interest on such Security.

      "Market Exchange Rate" means (i) for any conversion involving a currency unit on the one hand and Dollars or any foreign currency on the other, the exchange rate between the relevant currency unit and Dollars or such foreign currency calculated by the method specified pursuant to Section 301 for the Securities of the relevant series, (ii) for any conversion of Dollars into any foreign currency, the noon (New York City time) buying rate for such foreign currency for cable transfers quoted in New York City as certified for customs purposes by the Federal Reserve Bank of New York and (iii) for any conversion of one foreign currency into Dollars or another foreign currency, the spot rate at noon local time in the relevant





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market at which, in accordance with the normal banking procedures, the Dollars or foreign currency into which conversion is being made could be purchased with the foreign currency from which conversion is being made from major banks located in either New York City, London, England or any other principal market for Dollars or such purchased foreign currency, in each case determined by the Currency Determination Agent. In the event of the unavailability of any of the exchange rates provided for in the foregoing clauses (i), (ii) and (iii) the Currency Determination Agent shall use, in its sole discretion and without liability on its part, such quotation of the Federal Reserve Bank of New York as of the most recent available date, or quotations from one or more major banks in New York City, London, England or other principal market for such currency or currency unit in question, or such other quotations as the Currency Determination Agent shall deem appropriate. Unless otherwise specified by the Currency Determination Agent, if there is more than one market for dealing in any currency or currency unit by reason of foreign exchange regulations or otherwise, the market to be used in respect of such currency or currency unit shall be that upon which a nonresident issuer of securities denominated in such currency or currency unit would purchase such currency or currency unit in order to make payments in respect of such securities. For purposes of this definition, a "nonresident issuer" shall mean an issuer that is not a resident of the country or countries that issue such currency or whose currencies are included in such currency unit.

      "Maturity," when used with respect to any Security, means the date on which the principal of such Security or an installment of principal becomes due and payable as therein or herein provided, whether at the Stated Maturity Date or by declaration of acceleration, call for redemption or otherwise.

      "Mortgage" means and includes any mortgage, pledge, lien, security interest, conditional sale or other title retention agreement or other similar encumbrance.

      "Officers' Certificate" means a certificate signed by the Chairman of the Board, the President or a Vice President, and by the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary of the Company and delivered to the Trustee.

      "Opinion of Counsel" means a written opinion of counsel, who may be an employee of, or counsel to, the Company, or other counsel who shall be acceptable to the Trustee, in the case of opinions delivered pursuant to Sections 401 and 1011 and, in all other cases, to the Company and the Trustee.

      "Original Issue Discount Security" means any Security which provides for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 502.

      "Outstanding," when used with respect to Securities, means, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, except:

         (a) Securities theretofore canceled by the Trustee or delivered to the Trustee for cancellation;

         (b) Securities or portions thereof for whose payment or redemption money in the necessary amount and the required currency has been theretofore deposited with the Trustee or any Paying Agent (other than the Company or any other obligor upon the Securities) in trust or set aside and segregated in trust by the Company or any other obligor upon the Securities (if the Company or such other obligor shall act as its own Paying Agent) for the Holders of such Securities and any coupons thereto appertaining; provided, that if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made; and

         (c) Securities which have been paid pursuant to Section 306 or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a bona fide purchaser in whose hands such Securities are valid obligations of the Company;



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provided, however, that in determining whether the holders of the requisite principal amount of the Outstanding Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder or whether a quorum is present at a meeting of holders of Securities, (x) the principal amount of an Original Issue Discount Security that shall be deemed to be Outstanding shall be the amount of the principal thereof that would be due and payable as of the date of such determination upon a declaration of acceleration of the Maturity thereof pursuant to Section 502, (y) the principal amount of a Security denominated in a foreign currency or currencies or currency unit shall be the U.S. dollar equivalent, determined as of the date of original issuance of such Security, of the principal amount (or, in the case of an Original Issue Discount Security, the U.S. dollar equivalent on the date of original issuance of such Security of the amount determined as provided in (x) above) of such Security and (z) Securities owned by the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, or upon any such determination as to the presence of a quorum, only Securities which the Trustee knows to be so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right to act with respect to such Securities and that the pledgee is not the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor.

      "Paying Agent" means any Person authorized by the Company to pay the principal of (and premium, if any) or any interest on any Securities on behalf of the Company.

      "Person" means any individual, corporation, partnership, joint venture, trust, unincorporated organization or government or any agency or political subdivision thereof.

      "Place of Payment," when used with respect to the Securities of any series, means the place or places where, subject to the provisions of Section 1002, the principal of (and premium, if any) and any interest on the Securities of that series are payable as contemplated by Section 301.

      "Predecessor Security" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security, and, for the purposes of this definition, any Security authenticated and delivered under Section 306 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security or a Security to which a mutilated, destroyed, lost or stolen coupon appertains shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security or the Security to which the mutilated, destroyed, lost or stolen coupon appertains, as the case may be.

      "Redemption Date," when used with respect to any Security to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture.

      "Redemption Price," when used with respect to any Security to be redeemed, means the price at which it is to be redeemed pursuant to this Indenture.

      "Registered Security" means any Security in the form set forth in either Exhibit A or Exhibit B to this Indenture or established pursuant to Section 201 which is registered in the Security Register.

      "Regular Record Date" for the interest payable on any Interest Payment Date on the Registered Securities of any series means the date specified for that purpose as contemplated by Section 301.

      "Responsible Officer," when used with respect to the Trustee, means any officer of the Trustee assigned by it to administer its corporate trust matters.

      "Sale and Leaseback Transaction" means the sale or transfer of any property or asset owned by the Company or any Subsidiary with the intention of taking back a lease on such property or asset.



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      "Securities" has the meaning stated in the first recital of this Indenture and more particularly means any Securities authenticated and delivered under this Indenture.

      "Security Register" and "Security Registrar" have the respective meanings specified in Section 305.

      A "series" of Securities means all Securities denoted as part of the same series authorized by or pursuant to a particular Board Resolution.

      "Shareholders' Ownership" means as of any particular time the consolidated capital and surplus (including retained earnings) of the Company and its Subsidiaries, determined in accordance with generally accepted accounting principles, as shown in the most recent monthly consolidated financial statements of the Company and its Subsidiaries.

      "Special Record Date" for the payment of any Defaulted Interest on the Registered Securities of any series means a date fixed by the Trustee pursuant to Section 307.

      "Stated Maturity Date," when used with respect to any Security or any installment of principal thereof or interest thereon, means the date specified in such Security or a coupon representing such installment of interest as the fixed date on which the principal of such Security or such installment of principal or interest is due and payable.

      "Subsidiary" means a corporation more than 50% of the outstanding Voting Stock of which is owned, directly or indirectly, by the Company or by one or more of its Subsidiaries.

      "Trustee" means the Person named as the "Trustee" in the first paragraph of this instrument until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean or include each Person who is then a Trustee hereunder, and if at any time there is more than one such Person, "Trustee" as used with respect to the Securities of any series shall mean the Trustee with respect to Securities of that series.

      "Trust Indenture Act" means the Trust Indenture Act of 1939, as amended and in force at the date as of which this instrument was executed, except as provided in Section 905.

      "United States" means the United States of America (including the states and the District of Columbia) and its "possessions" which include Puerto Rico, the U.S. Virgin Islands, Guam, American Samoa, Wake Island and the Northern Mariana Islands.

      "United States Alien" means any Person who, for United States federal income tax purposes, is a foreign corporation, a non-resident alien individual, a non-resident alien fiduciary of a foreign estate or trust, or a foreign partnership one or more of the members of which is, for United States federal income tax purposes, a foreign corporation, a non-resident alien individual or a non-resident alien fiduciary of a foreign estate or trust.

      "U.S. Depositary" means, with respect to the Securities of any series issuable or issued in whole or in part in the form of one or more permanent global Securities, the Person designated as U.S. Depositary by the Company pursuant to Section 301, which must be a clearing agency registered under the Securities Exchange Act of 1934, as amended, until a successor U.S. Depositary shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "U.S. Depositary" shall mean or include each Person who is then a U.S. Depositary hereunder, and if at any time there is more than one such Person, "U.S. Depositary" shall mean the U.S. Depositary with respect to the Securities of that series.

      "U.S. Government Obligations" means direct obligations of the United States for the payment of which its full faith and credit is pledged, or obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States and the payment of which is unconditionally guaranteed as a


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full faith and credit obligation by the United States which, in either case, are not callable or redeemable at the option of the issuer thereof, and shall also include a depository receipt issued by a bank (as defined in Section 3(a)(2) of the Securities Act of 1933, as amended) as custodian with respect to any such U.S. Government Obligations or a specific payment of principal or interest on any such U.S. Government Obligations held by such custodian for the account of the holder of such depository receipt, provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the U.S. Government Obligations or the specific payment of principal of or interest on the U.S. Government Obligations evidenced by such depository receipt.

      "Vice President," when used with respect to the Company, means any vice president, whether or not designated by a number or a word or words added before or after the title "vice president."

      "Voting Stock" means stock which ordinarily has voting power for the election of directors, whether at all times or only so long as no senior class of stock has such voting power by reason of any contingency.


SECTION 102. COMPLIANCE CERTIFICATES AND OPINIONS.

      Except as otherwise expressly provided by this Indenture, upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

      Every certificate or opinion (other than certificates provided pursuant to Section 1005) with respect to compliance with a condition or covenant provided for in this Indenture shall include:

         (a) a statement that each Person signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

         (b) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

         (c) a statement that, in the opinion of each such Person, such Person has made such examination or investigation as is necessary to enable such Person to express an informed opinion as to whether or not such covenant or condition has been complied with; and

         (d) a statement as to whether, in the opinion of each such Person, such condition or covenant has been complied with.


SECTION 103. FORM OF DOCUMENTS DELIVERED TO TRUSTEE.

      In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.


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      Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate, opinion or representations with respect to the matters upon which his certificate or opinion is based is or are erroneous. Any such certificate or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate, opinion or representations with respect to such matters is or are erroneous.

      Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.


SECTION 104. ACTS OF HOLDERS.

      (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders of any series may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by an agent duly appointed in writing. Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders of such series may, alternatively, be embodied in and evidenced by the record of Holders of Securities of such series voting in favor thereof, either in person or by proxies duly appointed in writing, at any meeting of holders of Securities of such series duly called and held in accordance with the provisions of Article Thirteen, or a combination of such instruments and any such record. Except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments or record or both are delivered to the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments and any such record (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments and so voting at any such meeting. Proof of execution of any such instrument or of a writing appointing any such agent, or of the holding by any Person of a Security, shall be sufficient for any purpose of this Indenture and (subject to Section 601) conclusive in favor of the Trustee and the Company and any agent of the Trustee or the Company, if made in the manner provided in this Section. The record of any meeting of Holders of Securities shall be proved in the manner provided in
Section 1306.

      Without limiting the generality of this Section 104, unless otherwise established in or pursuant to a Board Resolution or one or more indentures supplemental hereto pursuant to Section 301, a Holder, including a U.S. Depositary that is a Holder of a permanent global Security, may make, give or take, by a proxy or proxies duly appointed in writing, any request, demand, authorization, direction, notice, consent, waiver or other action provided in this Indenture to be made, given or taken by Holders, and a U.S. Depositary that is a Holder of a permanent global Security may provide its proxy or proxies to the beneficial owners of interests in any such permanent global Security through such U.S. Depositary's standing instructions and customary practices.

      The Trustee shall fix a record date for the purpose of determining the Persons who are beneficial owners of interests in any permanent global Security held by a U.S. Depositary entitled under the procedures of such U.S. Depositary to make, give or take, by a proxy or proxies duly appointed in writing, any request, demand, authorization, direction, notice, consent, waiver or other action provided in this Indenture to be made, given or taken by Holders. If such a record date is fixed, the Holders on such record date or their duly appointed proxy or proxies, and only such Persons, shall be entitled to make, give or take such request, demand, authorization, direction, notice, consent, waiver or other action, whether or not such Holders remain Holders after such record date. No such request, demand, authorization, direction, notice, consent,



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waiver or other action shall be valid or effective if made, given or taken more than 90 days after such record date.

      (b) The fact and date of the execution by any Person of any such instrument or writing may be proved in any manner which the Trustee deems sufficient.

      (c) The principal amount and serial numbers of Registered Securities held by any Person, and the date of holding the same, shall be proved by the Security Register.

      (d) The principal amount and serial numbers of Bearer Securities held by any Person, and the date of holding the same, may be proved by the production of such Bearer Securities or by a certificate executed, as depositary, by any trust company, bank, banker or other depositary, wherever situated, if such certificate shall be deemed by the Trustee to be satisfactory, showing that at the date therein mentioned such Person had on deposit with such depositary, or exhibited to it, the Bearer Securities therein described; or such facts may be proved by the certificate or affidavit of the Person holding such Bearer Securities, if such certificate or affidavit is deemed by the Trustee to be satisfactory. The Trustee and the Company may assume that such ownership of any Bearer Security continues until (i) another certificate or affidavit bearing a later date issued in respect of the same Bearer Security is produced, (ii) such Bearer Security is produced to the Trustee by some other Person, (iii) such Bearer Security is surrendered in exchange for a Registered Security or (iv) such Bearer Security is no longer Outstanding. The principal amounts and serial numbers of Bearer Securities held by any Person, and the date of holding the same, may also be proved in any other manner which the Trustee deems sufficient.

      (e) Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Security.


SECTION 105. NOTICES, ETC., TO TRUSTEE AND COMPANY.

      Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

         (a) the Trustee by any Holder or by the Company shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee at its Corporate Trust Office, Attention: Corporate Trustee Administration Department, or

         (b) the Company by the Trustee or by any Holder shall be sufficient for every purpose hereunder (except as provided in Section 501(d)) if in writing and mailed, first-class postage prepaid, to the Company addressed to it at the address of its principal office specified in the first paragraph of this instrument, to the attention of its Treasurer, or at any other address previously furnished in writing to the Trustee by the Company.


SECTION 106. NOTICE TO HOLDERS OF SECURITIES; WAIVER.

      Except as otherwise expressly provided herein or as contemplated by
Section 301, where this Indenture provides for notice to Holders of Securities of any event,

         (a) such notice shall be sufficiently given to Holders of Registered Securities if in writing and mailed, first-class postage prepaid, to each Holder of a Registered Security affected by such event, at his address as it appears in the Security Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice; and

         (b) such notice shall be sufficiently given to Holders of Bearer Securities if published in an Authorized Newspaper in The City of New York and in such other city or cities as may be specified in such Securities on a Business Day at least twice, the first such publication to be not earlier than the earliest date, and the second such publication to be not later than the latest date, prescribed for the giving of such notice, provided that both notices shall not be published on the same Business Day.

      In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice to holders of Registered Securities by mail, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder. In any case where notice to Holders of Registered Securities is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder of a Registered Security shall affect the sufficiency of such notice with respect to other Holders of Registered Securities or the sufficiency of any notice to Holders of Bearer Securities given as provided herein. Any notice mailed in the manner prescribed by this Indenture shall be deemed to have been given whether or not received by any particular Holder.

      In case by reason of the suspension of publication of any Authorized Newspaper or Authorized Newspapers or by reason of any other cause it shall be impracticable to publish any notice to Holders of Bearer Securities as provided above, then such notification to Holders of Bearer Securities as shall be given with the approval of the Trustee shall constitute sufficient notice to such Holders for every purpose hereunder. Neither the failure to give notice by publication to Holders of Bearer Securities as provided above, nor any defect in any notice so published, shall affect the sufficiency of any notice to Holders of Registered Securities given as provided herein.

      Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders of Securities shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.


SECTION 107. LANGUAGE OF NOTICES, ETC.

      Any request, demand, authorization, direction, notice, consent or waiver required or permitted under this Indenture shall be in the English language, except that any published notice may be in an official language of the country of publication.


SECTION 108. CONFLICT WITH TRUST INDENTURE ACT.

      If any provision hereof limits, qualifies or conflicts with any provision of the Trust Indenture Act which is automatically deemed to be included in this Indenture by any of the provisions of the Trust Indenture Act, such provision of the Trust Indenture Act shall control. If any provision of this Indenture modifies or excludes any provision of the Trust Indenture Act which may be so modified or excluded, the former provision shall be deemed to apply to this Indenture as so modified or excluded.

SECTION 109. EFFECT OF HEADINGS AND TABLE OF CONTENTS.

      The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.


SECTION 110. SUCCESSORS AND ASSIGNS.

      All covenants and agreements in this Indenture by the Company shall bind the Company's successors and assigns, whether so expressed or not.


SECTION 111. SEPARABILITY CLAUSE.

      In case any provision in this Indenture or the Securities or coupons shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.


SECTION 112. BENEFITS OF INDENTURE.

      Nothing in this Indenture or the Securities or coupons, express or implied, shall give to any Person, other than the Company, the Trustee, their successors hereunder, any Paying Agent, any Securities Registrar and their successors hereunder and the Holders of Securities or coupons, any benefit or any legal or equitable right, remedy or claim under this Indenture.


SECTION 113. EXEMPTION FROM INDIVIDUAL LIABILITY.

      No recourse under or upon any obligation, covenant or agreement of this Indenture, or of any Security or coupon, or for any claim based herein or thereon or otherwise in respect hereof or thereof, shall be had against any incorporator, stockholder, employee, agent, officer or director, as such, past, present or future, of the Company or any successor corporation thereof, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly understood that this Indenture and the obligations issued hereunder are solely the corporate obligations of the Company and that no personal liability whatever shall attach to, or is or shall be incurred by, any incorporator, stockholder, employee, agent, officer or director, as such, past, present or future, of the Company or any successor corporation thereof, either directly or indirectly through the Company or any successor corporation thereof because of the creation of the indebtedness hereby authorized, or under or by reason of the obligations, covenants or agreements contained in this Indenture or in any of the Securities or coupons or implied herefrom or therefrom; and that any and all such personal liability, either at common law or in equity or by constitution or statute, of, and any and all such rights and claims against, every such incorporator, stockholder, employee, agent, officer or director, as such, because of the creation of the indebtedness hereby authorized, or under or by reason of the obligations, covenants or agreements contained in this Indenture or in any of the Securities or coupons or implied herefrom or therefrom, are hereby expressly waived and released as a condition of, and as a consideration for, the execution of this Indenture and the issue of such Securities and coupons.

SECTION 114. GOVERNING LAW.

      The Indenture, the Securities and the coupons shall be governed by and construed in accordance with the internal laws (as opposed to conflicts of laws provisions) of the State of Ohio, provided, however, that the immunities and standard of care of the Trustee in connection with the administration of its trust hereunder shall be governed by and construed in accordance with the laws of the State of New York.


SECTION 115. LEGAL HOLIDAYS.

      In any case where any Interest Payment Date, Redemption Date or Stated Maturity Date of any Security shall not be a Business Day at any Place of Payment, then (notwithstanding any other provision of this Indenture or of the Securities or coupons other than a provision in the Securities of any series which specifically states that such provision shall apply in lieu of this Section) payment of any interest or principal (and premium, if any) need not be made at such Place of Payment on such date, but may be made on the next succeeding Business Day at such Place of Payment with the same force and effect as if made on the Interest Payment Date or Redemption Date, or at the Stated Maturity Date, provided that no interest shall accrue on the amount so payable for the period from and after such Interest Payment Date, Redemption Date or Stated Maturity Date, as the case may be.


                                   ARTICLE TWO

                                 SECURITY FORMS


SECTION 201. FORMS GENERALLY.

      The Registered Securities, if any, of each series and the Bearer Securities, if any, of each series shall be in substantially the forms set forth in Exhibits A or B to this Indenture (in the case of Registered Securities), or in such form (in the case of Bearer Securities) or such other form (in the case of Registered Securities)(including permanent global form) as shall be established by or pursuant to a Board Resolution or in one or more indentures supplemental hereto, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or to conform to usage, as may, consistently herewith, be determined by the officers executing such Securities or coupons, as evidenced by their execution of such Securities or coupons. If temporary Securities of any series are issued in global form as permitted by
Section 304, the form thereof shall be established as provided in the preceding sentence. Unless otherwise contemplated by Section 301, Bearer Securities shall have interest coupons attached which coupons shall be in substantially the form set forth in Exhibit D to this Indenture, or in such other form as shall be established by or pursuant to a Board Resolution or in one or more indentures supplemental hereto.

      Prior to the delivery of a Security of any series in any form to the Trustee for authentication, the Company shall deliver to the Trustee the following:

         (1) a copy of the Board Resolution by or pursuant to which such form of Security has been approved;

         (2) a copy of the indenture supplemental hereto, if any, by or pursuant to which the Security is to be issued; and

         (3) an Officers' Certificate dated the date such Certificate is delivered to such Trustee stating that all conditions precedent provided for in this Indenture relating to the authentication and delivery of Securities in such form have been complied with.

      The definitive Securities and coupons, if any, shall be printed, lithographed or engraved on steel engraved borders or may be produced in any other manner, all as determined by the officers executing such Securities, as evidenced by their execution of such Securities or coupons.


SECTION 202. FORM OF TRUSTEE'S CERTIFICATES OF AUTHENTICATION.

      The Trustee's certificates of authentication shall be in substantially the following form:

         This is one of the Securities of the series designated herein and referred to in the within-mentioned Indenture.

                                     THE CHASE MANHATTAN BANK, AS TRUSTEE

                                     By
                                        ---------------------------------------
                                                 Authorized Officer



SECTION 203. SECURITIES IN GLOBAL FORM.

      If Securities of a series are issuable in global form as contemplated by
Section 301, then, notwithstanding Section 301(k) and the provisions of Section 302, any such Security shall represent such of the Outstanding Securities of such series having the same terms as shall be specified therein and may provide that it shall represent the aggregate amount of Outstanding Securities from time to time endorsed thereon and that the aggregate amount of Outstanding Securities represented thereby may from time to time be reduced to reflect exchanges. Any endorsement of a Security in global form to reflect the amount, or any increase or decrease in the amount, of Outstanding Securities represented thereby shall be made by the Trustee in such manner and upon instructions given by such Person or Persons as shall be specified therein or in the Company Order to be delivered to the Trustee pursuant to Section 303 or 304. Subject to the provisions of
Section 303 and, if applicable, Section 304, the Trustee shall deliver and redeliver any Security in permanent global form in the manner and upon instructions given by the Person or Persons specified therein or in the applicable Company Order. If a Company Order pursuant to Section 303 or 304 has been, or simultaneously is, delivered, any instructions by the Company with respect to endorsement or delivery or redelivery of a Security in global form shall be in writing but need not comply with Section 102 and need not be accompanied by an Opinion of Counsel.

      Global Securities may be issued in either registered or bearer form and in either temporary or permanent form.

      The provisions of the next to last sentence of Section 303 shall apply to any Security represented by a Security in global form if such Security was never issued and sold by the Company and the Company delivers to the Trustee the Security in global form together with written instructions (which need not comply with Section 102 and need not be accompanied by an Opinion of Counsel) with regard to the reduction in the principal amount of Securities represented thereby, together with the written statement contemplated by the next to last sentence of Section 303.

      Notwithstanding the provisions of Sections 201 and 307, unless specified as contemplated by Section 301, payment of principal of and any premium and interest on any Security in permanent global form shall be made to the Person or Persons specified therein.

      Notwithstanding the provisions of Section 308 and except as provided in the preceding paragraph, the Company, the Trustee and any agent of the Company and the Trustee shall treat a Person as the Holder of such principal amount of Outstanding Securities represented by a permanent global Security as shall be specified in a written statement of the Holder of such permanent global Security or, in the case of a permanent global Security in bearer form, of Euro-clear or CEDEL Bank and produced to the Trustee by such Person.


                                  ARTICLE THREE

                                 THE SECURITIES


SECTION 301. AMOUNT UNLIMITED; ISSUABLE IN SERIES.

      The aggregate principal amount of Securities which may be authenticated and delivered and Outstanding under this Indenture is unlimited.

      The Securities may be issued hereunder from time to time in one or more series each of which shall be issued pursuant to a Board Resolution or one or more indentures supplemental hereto. With respect to any particular series of Securities, the Board Resolution or indenture supplemental hereto relating thereto shall specify:

           (a) the title of the Securities of the series which shall distinguish the Securities of the series from all other series of Securities;

           (b) any limit upon the aggregate principal amount of the Securities of the series which may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of the series pursuant to Section 304, 305, 306, 906 or 1107 and except for any Securities which, pursuant to Section 303, are deemed never to have been authenticated and delivered hereunder);

           (c) whether Securities of the series are to be issuable as Registered Securities, Bearer Securities or both, whether any Securities of the series are to be issuable initially in temporary global form and whether any Securities of the series are to be issuable in permanent global form, with or without coupons and, if so, (i) whether beneficial owners of interests in any such permanent global Security or temporary global Securities may exchange such interest for Securities of such series and of like tenor of any authorized form and denomination and the circumstances under which any such exchanges may occur, if other than in the manner provided in Section 305, and (ii) the name of the Common Depositary or the U.S. Depositary, as the case may be, with respect to any global Security or Securities;

           (d) the Person to whom any interest on any Registered Security of the series shall be payable, if other than the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, the manner in which, or the Person to whom, any interest on any Bearer Security of the series shall be payable, if otherwise than upon presentation and surrender of the coupons appertaining thereto as they severally mature, and the extent to which, or the manner in which, any interest payable on a temporary global Security on an Interest Payment Date will be paid if other than in the manner provided in Section 304;

           (e) the date or dates (or the manner of determining the same) on which the principal of the Securities of the series is payable (which, if so provided in such Board Resolution or indenture supplemental hereto, may be determined by the Company from time to time and set forth in the Security of the series issued from time to time) and whether such date or dates may be extended at the option of the Company;

           (f) the rate or rates (or formula for determining such rate or rates) at which the Securities of the series shall bear interest, if any, whether and under what circumstances additional amounts with respect to such Securities as set forth in Section 1004 shall be payable, the date or dates from which any such interest shall accrue (which, in either case or both, if so provided in such Board Resolution or indenture supplemental hereto, may be determined by the Company from time to time and set forth in the Securities of the series issued from time to time), the Interest Payment Dates on which any such interest shall be payable (or the manner of determining the same), and the Regular Record Date for any interest payable on any Registered Securities on any Interest Payment Date and the extent to which, or the manner in which, any interest payable on a temporary global security on an Interest Payment Date will be paid if other than in the manner provided in
         Section 304;

           (g) whether the interest rate or interest rate formula, as the case may be, for Securities of the series may be reset at the option of the Company and, if so, the date or dates on which such interest rate or interest rate formula, as the case may be, may be used;

           (h) the place or places where, subject to the provisions of Section 1002, the principal of and any premium and interest on and any additional amounts with respect to Securities of the series as set forth in Section 1004 shall be payable, any Registered Securities of the series may be surrendered for registration of transfer, any Securities of the series may be surrendered for exchange and notices and demands to or upon the Company in respect of the Securities of the series and this Indenture may be served;

           (i) the period or periods within which, the price or prices at which, the currency or currency unit in which, and the terms and conditions upon which Securities of the series may be redeemed, in whole or in part, at the option of the Company or repaid at the option of the Holders;

           (j) the obligation, if any, of the Company to redeem or purchase Securities of the series pursuant to any sinking fund or analogous provisions or at the option of a Holder thereof (in which case the Company will comply with the requirements of Section 14(e) and Rule 14e-1 under the Securities Exchange Act of 1934, as amended, in connection therewith, if then applicable) and the period or periods within which, the price or prices at which, the currency or currency unit in which, and the terms and conditions upon which Securities of the series shall be redeemed or purchased, in whole or in part, pursuant to such obligation;

           (k) the denominations in which any Registered Securities of the series shall be issuable, if other than denominations of $1,000 and any integral multiple thereof, and the denomination or denominations in which any Bearer Securities of the series shall be issuable, if other than the denomination of $5,000;

           (l) the currency or currencies, including composite currencies or currency units, in which payment of the principal of and any premium and interest on and any additional amounts with respect to the Securities of the series as set forth in Section 1004 shall be payable if other than Dollars and, if other than as set forth in Section 101, the method of calculating the Market Exchange Rate;

           (m) if the amount of payments of principal of and any premium or interest on the Securities of the series may be determined with reference to an index, the manner in which such amounts shall be determined;

           (n) if other than the principal amount thereof, the portion of the principal amount of any Securities of the series which shall be payable upon declaration of acceleration of the Maturity thereof pursuant to
         Section 502;

           (o) any additional Events of Default or covenants with respect to Securities of the series, whether or not such Events of Default or covenants are consistent with the Events of Default or covenants set forth herein and the applicability of Section 1010 to such covenants;

           (p) if a Person other than The Chase Manhattan Bank is to act as Trustee for the Securities of the series, the name and location of the Corporate Trust Office of such Trustee;

           (q) the extent and manner, if any, to which payment on or in respect of Securities of the series will be senior or will be subordinated to the prior payment of other liabilities and obligations of the Company;

           (r) if other than as set forth in Section 401, provisions for the satisfaction and discharge of this Indenture with respect to the Securities of the series;

           (s) if so provided, the inapplicability of Section 1008 or 1009 to the Securities of the series;

           (t) the date as of which any Bearer Securities of that series and any global Security representing Outstanding Securities of that series shall be dated if other than the date of original issuance of the first Security of the series to be issued;

           (u) if so provided, the inapplicability, of Section 1011 to the Securities of the series; and

           (v) any other terms of the series (which terms shall not be inconsistent with the provisions of this Indenture).

      All Securities of any one series and the coupons appertaining to any Bearer Securities of such series shall be substantially identical except, in the case of Registered Securities, as to denomination and except as may otherwise be provided in or pursuant to the Board Resolution referred to above or in any such indenture supplemental hereto. The terms of such Securities, as set forth above, may be determined by the Company from time to time if so provided in or established pursuant to the authority granted in a Board Resolution or in any such indenture supplemental hereto. All Securities of any one series need not be issued at the same time, and unless otherwise provided, a series may be reopened for issuance of additional Securities of such series.

      If any of the terms of the series are established by action taken pursuant to a Board Resolution, a copy of an appropriate record of such action shall be certified by the Secretary or an Assistant Secretary of the Company and delivered to the Trustee at or prior to the deliveries contemplated by Section 201.

SECTION 302. DENOMINATIONS.

      Unless otherwise provided as contemplated by Section 301 with respect to any series of Securities, any Registered Securities of a series shall be issuable in denominations of $1,000 and any integral multiple thereof and any Bearer Securities of a series shall be issuable in the denomination of $5,000, and Registered and Bearer Securities shall be payable in Dollars.


SECTION 303. EXECUTION, AUTHENTICATION, DELIVERY AND DATING.

      The Securities shall be executed on behalf of the Company by any of its Chairman of the Board, its President, one of its Vice Presidents, its Treasurer or one of its Assistant Treasurers, under its corporate seal reproduced thereon and attested to by its Secretary or any one of its Assistant or Deputy Secretaries. The signature of any of these officers on the Securities may be manual or facsimile. Coupons shall bear the facsimile signature of any such officer of the Company.

      Securities and coupons bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities.

      At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities of any series, together with any coupons appertaining thereto, executed by the Company to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Securities, and the Trustee in accordance with the Company Order shall authenticate and deliver such Securities; provided, however, that, in connection with its sale, during the "restricted period" (as defined in Section 1.163-5(c)(2)(i)(D)(7) of the United States Treasury Regulations), no Bearer Security shall be mailed or otherwise delivered to any location in the United States; and provided, further, that such Bearer Security (other than a temporary global Security in bearer form) may be delivered outside the United States in connection with its sale only if the Person entitled to receive such Bearer Security shall have furnished to Euro-clear or CEDEL Bank a certificate substantially in the form set forth in Exhibit C.1 to this Indenture. If any Security shall be represented by a permanent global Bearer Security, then, for purposes of this Section and Section 304, the notation of a beneficial owner's interest therein upon original issuance of such Security or upon exchange of a portion of a temporary global Security shall be deemed to constitute, for the purposes of the preceding sentence, delivery of a Bearer Security. Each Bearer Security and any coupons appertaining thereto will bear a legend substantially to the following effect: "Any United States person who holds this obligation will be subject to limitations under the United States income tax laws, including the limitations provided in Sections 165(j) and 1287(a) of the Internal Revenue Code." Except as permitted by Section 304 or 306, the Trustee shall not authenticate and deliver any Bearer Security unless all appurtenant coupons for interest then matured have been detached and canceled. If all the Securities of any one series are not to be issued at one time and if a Board Resolution relating to such Securities shall so permit, such Company Order may set forth procedures acceptable to the Trustee for the issuance of such Securities, including, without limitation, procedures with respect to establishing the interest rate, Stated Maturity Date, date of issuance and date from which interest, if any, shall accrue.

      If the forms or terms of the Securities of the series and any related coupons have been established in or pursuant to one or more Board Resolutions as permitted by Sections 201 and 301, in authenticating such Securities, and accepting the additional responsibilities under this Indenture in relation to such Securities, the Trustee shall be entitled to receive, and (subject to Section 601) shall be fully protected in relying upon, an Opinion of Counsel stating:

           (a) if the forms of such Securities and any coupons have been established by or pursuant to a Board Resolution as permitted by
         Section 201, that such forms have been established in conformity with the provision of this Indenture;

           (b) if the terms of such Securities and any coupons (or the manner of determining such terms) have been established by or pursuant to a Board Resolution as permitted by Section 301, that such terms (or the manner of determining such terms) have been established in conformity with the provisions of this Indenture;

           (c) that Securities, together with any coupons appertaining thereto, when (x) completed by appropriate insertions and executed and delivered by the Company to the Trustee for authentication in accordance with this Indenture, (y) authenticated and delivered by the Trustee in accordance with this Indenture within the authorization as to aggregate principal amount established from time to time by the Board of Directors and (z) sold by the Company in the manner specified in such Opinion of Counsel, will constitute the legal, valid and binding obligations of the Company, enforceable in accordance with their terms, subject, as to enforcement, to applicable bankruptcy, reorganization, insolvency, moratorium and other laws relating to or affecting creditors' rights generally, to general equitable principles, to an implied covenant of good faith and fair dealing and to such other qualifications as such counsel shall conclude do not materially affect the rights and Holders of such Securities, or, such Opinion of Counsel, at the option of the opinion giver, may state that it is governed by, and shall be interpreted in accordance with, the Legal Opinion Accord of the ABA Section of Business Law then in effect; and

           (d)  such other matters as the Trustee may reasonably request.

      If such form or terms have been so established, the Trustee shall not be required to authenticate such Securities if the issue of such Securities pursuant to this Indenture will affect the Trustee's own rights, duties or immunities under the Securities and this Indenture or otherwise in a manner which is not reasonably acceptable to the Trustee.

      Notwithstanding the provisions of Section 301 and of the preceding paragraphs, if all Securities of a series are not to be originally issued at one time, it shall not be necessary to deliver the Board Resolution otherwise required pursuant to Section 301 or the Company Order, the Officers' Certificate and Opinion of Counsel otherwise required pursuant to such preceding paragraphs or Sections 102 and 201 at or prior to the authentication of each Security of such series if such documents are delivered at or prior to the authentication upon original issuance of the first Security of such series to be issued.

      Each Registered Security shall be dated the date of its authentication, and, unless otherwise contemplated by Section 301, each Bearer Security and any temporary or permanent Bearer Security in global form shall be dated as of the date of original issuance of the first Security of such series to be issued.

      No Security or coupon shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein executed by the Trustee by manual signature of an authorized officer, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security shall have been duly authenticated and delivered hereunder. Notwithstanding the foregoing, if any Security shall have been duly authenticated and delivered hereunder but never issued and sold by the Company, and the Company shall deliver such Security to the Trustee for cancellation as provided in Section 309 together with a written statement (which need not comply with Section 102 and need not be accompanied by an Opinion of Counsel) stating that such Security has never been issued and sold by the Company, for all purposes of this Indenture such Security shall be deemed never to have been authenticated and delivered hereunder and shall never be entitled to the benefits of this Indenture.

      Each U.S. Depositary designated pursuant to Section 301 for a global Security in registered form must, at the time of its designation and at all times while it serves as U.S. Depositary, be a clearing agency registered under the Securities Exchange Act of 1934, as amended, and any other applicable statute or regulation.


SECTION 304. TEMPORARY SECURITIES.

      Pending the preparation of definitive Securities of any series, the Company may execute, and upon Company Order the Trustee shall authenticate and deliver, in the manner specified in Section 303, temporary Securities which are printed, lithographed, typewritten, photocopied or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued in registered form or, if authorized, in bearer form with one or more coupons or without coupons, and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities and coupons may determine, as evidenced by their execution of such Securities. In the case of any series issuable as Bearer Securities, such temporary Securities may be in global form.

      Except in the case of temporary Securities in global form (which shall be exchanged only in accordance with the provisions of the following paragraphs), if temporary Securities of any series are issued, the Company will cause definitive Securities of that series to be prepared without unreasonable delay. After the preparation of definitive Securities of such series, the temporary Securities of such series shall be exchangeable for definitive Securities of such series upon surrender of the temporary Securities of such series at the office or agency of the Company maintained pursuant to Section 1002 in a Place of Payment for such series for the purpose of exchanges of Securities of such series, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities of any series (accompanied by any unmatured coupons and matured coupons in default, if any, appertaining thereto) the Company shall execute and (in accordance with a Company Order delivered at or prior to the authentication of the first definitive Security of such series) the Trustee shall authenticate and deliver in exchange therefor a like aggregate principal amount of definitive Securities of the same series and of like tenor of authorized denominations; provided, however, that no definitive Bearer Securities shall be delivered in exchange for temporary Registered Securities; and provided, further, that a definitive Bearer Security shall be delivered in exchange for a temporary Bearer Security only in compliance with the conditions set forth in Section 303. Until exchanged as hereinabove provided, the temporary Securities of any series shall in all respects be entitled to the same benefits under this Indenture as definitive Securities of the same series and with like terms and conditions, except as to payment of interest, if any, authenticated and delivered hereunder.

      If temporary Securities of any series are issued in global form, any such temporary global Security shall, unless otherwise provided therein, be delivered to the London office of a depositary or common depositary (the "Common Depositary"), for the benefit of Euro-clear and CEDEL Bank, for credit to the respective accounts of the beneficial owners of such Securities (or to such other accounts as they may direct).

      Without unnecessary delay but in any event not later than the date specified in, or determined pursuant to the terms of, any such temporary global Security which (subject to any applicable laws and regulations) shall be after the conclusion of the restricted period, as defined in Section 303, or within a reasonable period of time thereafter (the "Exchange Date"), the Company shall deliver to the Trustee definitive Securities, in aggregate principal amount equal to the principal amount of such temporary global Security, or, if so specified as contemplated by Section 301, a permanent global Security, in either case, executed by the Company. On or after the Exchange Date such temporary global Security shall be surrendered by the Common Depositary to the Trustee, as the Company's agent for such purpose, to be exchanged, in whole or from time to time in part, for definitive Securities without charge and the Trustee shall authenticate and deliver, in exchange for each portion of such temporary global Security, an equal aggregate principal amount of definitive Securities of the same series of authorized denominations and of like tenor as the portion of such temporary global Security to be exchanged. The definitive Securities to be delivered in exchange for any such temporary global Security shall be in definitive bearer form, definitive registered form, permanent global bearer form, permanent global registered form or any combination thereof, as specified as contemplated by Section 301, and, if any combination thereof is so specified, as requested by the beneficial owner thereof; provided, however, that, upon such presentation by the Common Depositary, such temporary global Security is accompanied by a certificate dated the Exchange Date or a subsequent date and signed by Euro-clear as to the portion of such temporary global Security held for its account then to be exchanged for a Bearer Security and a certificate dated the Exchange Date or a subsequent date and signed by CEDEL Bank as to the portion of such temporary global Security held for its account then to be exchanged for a Bearer Security, each substantially in the form set forth in Exhibit C.2 to this Indenture; provided, further, that definitive Bearer Securities shall be delivered in exchange for a portion of a temporary global Security only in compliance with the requirements of Section 303; and provided, further, that no definitive Bearer Securities shall be delivered in exchange for temporary Registered Securities.

      Unless otherwise specified in such temporary global Security, the interest of a beneficial owner of Securities of a series in a temporary global Security shall be exchanged for definitive Securities of the same series and of like tenor following the Exchange Date when the account holder instructs Euro-clear or CEDEL Bank, as the case may be, to request such exchange on his behalf and delivers to Euro-clear or CEDEL Bank, as the case may be, a certificate substantially in the form set forth in Exhibit C.1 to this Indenture, dated no earlier than 15 days prior to the Exchange Date, copies of which certificate shall be available from the offices of Euro-clear and CEDEL Bank, the Trustee, any Authenticating Agent appointed for such series of Securities and each Paying Agent. Unless otherwise specified in such temporary global Security, exchange shall be made free of charge to the beneficial owner of such temporary global Security, except that a Person receiving definitive Securities must bear the cost of insurance, postage, transportation and the like in the event that such Person does not take delivery of such definitive Securities in person at the offices of Euro-clear or CEDEL Bank. Definitive Securities in bearer form to be delivered in exchange for any portion of a temporary global Security shall be delivered only outside the United States.

      Until exchanged in full as hereinabove provided, the temporary Securities of any series shall in all respects be entitled to the same benefits under this Indenture as definitive Securities of the same series and of like tenor authenticated and delivered hereunder, except that, unless otherwise specified as contemplated by Section 301, interest payable on a temporary global Security on an Interest Payment Date for Securities of such series occurring prior to the applicable Exchange Date shall be payable to Euro-clear and CEDEL Bank on such Interest Payment Date upon delivery by Euro-clear and CEDEL Bank to the Trustee of a certificate or certificates substantially in the form set forth in Exhibit
C.2 to this Indenture, for credit without further interest on or after such Interest Payment Date to the respective accounts of the Persons who are the beneficial owners of such temporary global Security on such Interest Payment Date and who have each delivered to Euro-clear or CEDEL Bank, as the case may be, a certificate substantially in the form set forth in Exhibit C.1 to this Indenture. Any interest so received by Euro-clear and CEDEL Bank and not paid as herein provided shall be returned to the Trustee immediately prior to the expiration of two years after such Interest Payment Date in order to be repaid to the Company in accordance with Section 1003.


SECTION 305. REGISTRATION, REGISTRATION OF TRANSFER AND EXCHANGE.

      With respect to the Securities of each series, the Company shall cause to be kept at an office or agency to be maintained by the Company in accordance with Section 1002 a register (the "Security Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Registered Securities and the registration of transfers of Registered Securities. The Trustee is hereby appointed "Security Registrar" for the purpose of registering Registered Securities and transfers of Registered Securities as herein provided.

      Upon surrender for registration of transfer of any Registered Security of any series at the office or agency of the Company maintained pursuant to Section 1002 for such purpose in a Place of Payment for such series, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Registered Securities of the same series of any authorized denominations and of a like aggregate principal amount and tenor.

      Notwithstanding any other provision of this Section or Section 304, unless and until it is exchanged in whole or in part for Registered Securities in definitive form, a global Security representing all or a portion of the Registered Securities of a series may not be transferred except as a whole by the Depositary for such series to a nominee of such Depositary or by a nominee of such Depositary to such Depositary or another nominee of such Depositary or by such Depositary or any such nominee to a successor Depositary for such series or a nominee of such successor Depositary.

      At the option of the Holder, Registered Securities of any series may be exchanged for other Registered Securities of the same series of any authorized denominations and of a like aggregate principal amount and tenor, upon surrender of the Securities to be exchanged at any such office or agency. Whenever any Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive. Bearer Securities may not be issued in exchange for Registered Securities.

      At the option of the Holder upon request confirmed in writing, Bearer Securities of any series may be exchanged for Registered Securities of the same series of any authorized denominations and of a like aggregate principal amount and tenor, upon surrender of the Bearer Securities to be exchanged at any such office or agency, with all unmatured coupons and all matured coupons in default thereto appertaining. If the Holder of a Bearer Security is unable to produce any such unmatured coupon or coupons or matured coupon or coupons in default, such exchange may be effected if the Bearer Securities are accompanied by payment in funds acceptable to the Company (or to the Trustee in case of matured coupons in default) in an amount equal to the face amount of such missing coupon or coupons, or the surrender of such missing coupon or coupons may be waived by the Company and the Trustee if there is furnished to them such security or indemnity as they may require to save each of them and any Paying Agent harmless. If thereafter the Holder of such Security shall surrender to any Paying Agent any such missing coupon in respect of which such a payment shall have been made, such Holder shall be entitled to receive the amount of such payment; provided, however, that, except as otherwise provided in Section 1002, interest represented by coupons shall be payable only upon presentation and surrender of those coupons at any such office or agency located outside the United States. Notwithstanding the foregoing, unless otherwise specified as contemplated by Section 301, in case a Bearer Security of any series is surrendered at any such office or agency in exchange for a Registered Security of the same series and like tenor after the close of business at such office or agency on (a) any Regular Record Date and before the opening of business at such office or agency on the relevant Interest Payment Date, or (b) any Special Record Date and before the opening of business at such office or agency on the related proposed date for payment of Defaulted Interest, such Bearer Security shall be surrendered without the coupon relating to such Interest Payment Date or proposed date for payment, as the case may be (or, if such coupon is so surrendered with such Bearer Security, such coupon shall be returned to the Person so surrendering the Bearer Security), and interest or Defaulted Interest, as the case may be, will not be payable on such Interest Payment Date or proposed date for payment, as the case may be, in respect of the Registered Security issued in exchange for such Bearer Security, but will be payable only to the Holder of such coupon when due in accordance with the provisions of this Indenture.

      Whenever any Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive.

      Notwithstanding the foregoing, except as otherwise specified as contemplated by Section 301, any permanent global Security shall be exchangeable only as provided in this paragraph. If the beneficial owners of interests in a permanent global Security are entitled to exchange such interests for Securities of such series and of like tenor and principal amount of another authorized form and denomination, as contemplated by Section 301, then without unnecessary delay but in any event not later than the earliest date on which such interests may be so exchanged, the Company shall deliver to the Trustee definitive Securities of that series in aggregate principal amount equal to the principal amount of such permanent global Security, executed by the Company. On or after the earliest date on which such interests may be so exchanged, such permanent global Securities shall be surrendered from time to time by the Common Depositary or the U.S. Depositary, as the case may be, to be exchanged, in whole or in part, for definitive Securities of the same series. Such surrender shall be in accordance with instructions given to the Trustee and the Common Depositary or the U.S. Depositary, as the case may be (which instructions shall be in writing but need not comply with Section 102 or be accompanied by an Opinion of Counsel), as shall be specified in the Company Order with respect thereto to the Trustee, as the Company's agent for such purpose. The Trustee shall authenticate and make available for delivery, in exchange for each portion of such surrendered permanent global Security, a like aggregate principal amount of definitive Securities of the same series of authorized denominations and of like tenor as the portion of such permanent global Security to be exchanged which (unless the Securities of the series are not issuable both as Bearer Securities and as Registered Securities, in which case the definitive Securities exchanged for the permanent global Security shall be issuable only in the form in which the Securities are issuable, as contemplated by Section 301) shall be in the form of Bearer Securities or Registered Securities, or any combination thereof, as shall be specified by the beneficial owner thereof; provided, however, that no such exchanges may occur during a period beginning at the opening of business 15 days before any selection of Securities of that series to be redeemed and ending on the relevant Redemption Date; and provided, further, that no Bearer Security delivered in exchange for a portion of a permanent global Security shall be mailed or otherwise delivered to any location in the United States. Promptly following any such exchange in part, such permanent global Security shall be returned by the Trustee to the Common Depositary or the U.S. Depositary, as the case may be, or such other depositary or Common Depositary or U.S. Depositary referred to above in accordance with the instructions of the Company referred to above. If a Registered Security is issued in exchange for any portion of a permanent global Security after the close of business at the office or agency where such exchange occurs on (a) any Regular Record Date and before the opening of business at such office or agency on the relevant Interest Payment Date, or (b) any Special Record Date and before the opening of business at such office or agency on the related proposed date for payment of interest or Defaulted Interest, as the case may be, such interest or Defaulted Interest will not be payable on such Interest Payment Date or proposed date for payment, as the case may be, in respect of such Registered Security, but will be payable on such Interest Payment Date or proposed date for payment, as the case may be, only to the Person to whom interest in respect of such portion of such permanent global Security is payable in accordance with the provisions of this Indenture.

      If at any time the Depositary for Securities in registered form notifies the Company that it is unwilling or unable to continue as Depositary for such Securities or if at any time the Depositary for such Securities shall no longer be eligible under Section 303, the Company shall appoint a successor Depositary with respect to such Securities. If a successor Depositary for such Securities is not appointed by the Company within 90 days after the Company receives such notice or becomes aware of such ineligibility, the Company's election pursuant to Section 301 shall no longer be effective with respect to the Securities for such series and the Company will execute, and the Trustee, upon receipt of a Company Order for the authentication and delivery of definitive Securities of such series, will authenticate and deliver Securities of such series in definitive form in an aggregate principal amount equal to the principal amount of the global Security or Securities representing such series in exchange for such global Security or Securities.

      The Company may at any time and in its sole discretion determine that the Registered Securities of any series issued in the form of one or more global Securities shall no longer be represented by such global Security or Securities. In such event the Company will execute, and the Trustee, upon receipt of a Company Order for the authentication and delivery of definitive Registered Securities of such series, will authenticate and deliver Registered Securities of such series in definitive form and in an aggregate principal amount equal to the principal amount of the global Security or Securities representing such series in exchange for such global Security or Securities.

      If specified by the Company pursuant to Section 301 with respect to a series of Securities in registered form, the Depositary for such series of Securities may surrender a global Security for such series of Securities in exchange in whole or in part for Securities of such series of like tenor and terms and in definitive form on such terms as are acceptable to the Company and such Depositary. Thereupon the Company shall execute, and the Trustee shall authenticate and deliver, without service charge, (i) to each Person specified by such Depositary a new Security or Securities of the same series, of like tenor and terms and of any authorized denomination as requested by such Depositary in aggregate principal amount equal to and in exchange for such Person's beneficial interest in the global Security; and (ii) to such Depositary a new global Security of like tenor and terms and in a denomination equal to the difference, if any, between the principal amount of the surrendered global Security and the aggregate principal amount of Securities delivered to Holders thereof.

      Upon the exchange of a global Security for Securities in definitive form, such global Security shall be canceled by the Trustee. Registered Securities issued in exchange for a global Security pursuant to this Section shall be registered in such names and in such authorized denominations as the Depositary for such global Security, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee in writing. The Trustee shall deliver such Registered Security to the persons in whose names such Securities are so requested.

      All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Company evidencing the same debt and entitled to the same benefits under this Indenture as the Securities surrendered upon such registration of transfer or exchange.

      Every Registered Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Company or the Trustee or any transfer agent) be duly endorsed, or be accompanied by a written and duly executed instrument of transfer in form satisfactory to the Company and the Security Registrar or any transfer agent, by the Holder thereof or his attorney duly authorized in writing.

      No service charge shall be made for any registration of transfer or exchange of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Section 304, 906 or 1107 not involving any transfer.

      The Company shall not be required (a) to issue, register the transfer of or exchange Securities of any series during a period beginning at the opening of business 15 days before any selection of Securities of that series to be redeemed and ending at the close of business on (i) if Securities of the series are issuable only as Registered Securities, the day of the mailing of the relevant notice of redemption and (ii) if Securities of the series are issuable as Bearer Securities, the day of the first publication of the relevant notice of redemption or, if Securities of the series are also issuable as Registered Securities and there is no publication, the mailing of the relevant notice of redemption, or (b) to register the transfer of or exchange any Registered Security so selected for redemption, in whole or in part, except the unredeemed portion of any Security being redeemed in part, or (c) to exchange any Bearer Security so selected for redemption except that such a Bearer Security may be exchanged for a Registered Security of that same series of a like principal amount and tenor, provided that such Registered Security shall be simultaneously surrendered for redemption.

SECTION 306. MUTILATED, DESTROYED, LOST AND STOLEN SECURITY AND COUPONS.

      If any mutilated Security or a Security with a mutilated coupon appertaining to it is surrendered to the Trustee, the Company shall execute and the Trustee shall authenticate and deliver, in exchange for such mutilated Security or in exchange for the Security to which a mutilated coupon appertains, a new Security of the same series and of like tenor and principal amount and bearing a number not contemporaneously outstanding, with coupons corresponding to the coupons, if any, appertaining to such mutilated Security or to the Security to which such mutilated coupon appertains.

      If there shall be delivered to the Company and the Trustee (i) evidence to their satisfaction of the destruction, loss or theft of any Security or coupon and (ii) such security or indemnity as may be required by them to save each of them and any agent of any of them harmless, then, in the absence of notice to the Company or the Trustee that such Security or coupon has been acquired by a bona fide purchaser, the Company shall execute and the Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Security or in exchange for the Security to which a destroyed, lost or stolen coupon appertains (with all appurtenant coupons not destroyed, lost or stolen), a new Security of the same series and of like tenor and principal amount and bearing a number not contemporaneously outstanding, with coupons corresponding to the coupons, if any, appertaining to such destroyed, lost or stolen Security or to the Security to which such destroyed, lost or stolen coupon appertains.

      In case any such mutilated, destroyed, lost or stolen Security or coupon has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Security, pay such Security or coupon (without surrender thereof except in the case of a mutilated Security or coupon) if the applicant for such payment shall furnish to the Company and the Trustee such security or indemnity as may be required by them to save each of them and any agent of any of them harmless, and in the case of destruction, loss or theft, evidence satisfactory to the Company and the Trustee and any agent of them of the destruction, loss or theft of such Security and the ownership thereof; provided, however, that the principal of (and premium, if any) and any interest on Bearer Securities shall, except as otherwise provided in Section 1002, be payable only at an office or agency located outside the United States.

      Upon the issuance of any new Security under this Section, the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

      Every new Security of any series, with its coupons, if any, issued pursuant to this Section in lieu of any destroyed, lost or stolen Security or in exchange for any mutilated Security, or in exchange for a Security to which a mutilated, destroyed, lost or stolen coupon appertains, shall constitute an original additional contractual obligation of the Company, whether or not the mutilated, destroyed, lost or stolen Security and its coupons, if any, or the mutilated, destroyed, lost or stolen coupon shall be at any time enforceable by anyone, and any such new Security and coupons, if any, shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities of that series and their coupons, if any, duly issued hereunder.

      The provisions of this Section are exclusive and shall preclude (to the extent lawful) any other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities or coupons.

SECTION 307. PAYMENT OF INTEREST; INTEREST RIGHTS PRESERVED.

      Unless otherwise provided as contemplated by Section 301 with respect to any series of Securities, interest on any Registered Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, provided, however that, except as otherwise provided as contemplated by Section 301, interest payable at Maturity will be payable to the Person to whom principal shall be payable.

      Unless otherwise provided with respect to the Securities of any series, payment of interest may be made at the option of the Company (i) in the case of Registered Securities, by check mailed or delivered to the address of the Person entitled thereto as such address shall appear in the Security Register or by wire transfer to an account maintained by the payee with a bank located inside the United States as specified in the Security Register, (ii) in the case of Bearer Securities, except as otherwise provided in Section 1002, upon presentation and surrender of the appropriate coupon appertaining thereto at an office or agency of the Company in a Place of Payment located outside the United States or by wire transfer to an account maintained by the payee with a bank located outside the United States.

      Unless otherwise provided or contemplated by Section 301, every permanent global Security held by a Common Depositary will provide that interest, if any, payable on any Interest Payment Date will be paid to each of Euro-clear and CEDEL Bank with respect to that portion of such permanent global Security held for its account by the Common Depositary. Each of Euro-clear and CEDEL Bank will in such circumstances credit the interest received by it in respect of such permanent global Security to the accounts of the beneficial owners thereof.

      Any interest on any Registered Security of any series which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the Holder on the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Company, at its election, as provided in clause (a) or (b) below:

           (a) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Registered Securities of such series (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner: The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Registered Security of such series and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder of Registered Securities of such series at the address of such Holder as it appears in the Security Register, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Registered Securities of such series (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following clause (b).

           (b) The Company may make payment of any Defaulted Interest on the Registered Securities of any series in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company, to the Trustee of the proposed payment pursuant to this clause, such manner of payment shall be deemed practicable by the Trustee.

      Subject to the foregoing provisions of this Section and Section 305, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.


SECTION 308. PERSONS DEEMED OWNERS.

      Except as otherwise provided in Section 203, prior to due presentment of a Registered Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name such Registered Security is registered as the owner of such Registered Security for the purpose of receiving payment of principal of (and premium, if any) and (subject to Sections 305 and 307) any interest on such Security and for all other purposes whatsoever, whether or not such Security be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

      Title to any Bearer Security and any coupons appertaining thereto shall pass by delivery. Except as otherwise provided in Section 203, the Company, the Trustee and any agent of the Company or the Trustee may treat the bearer of any Bearer Security and the bearer of any coupon as the absolute owner of such Security or coupon for the purpose of receiving payment thereof or on account thereof and for all other purposes whatsoever, whether or not such Security or coupon be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.


SECTION 309. CANCELLATION.

      All Securities and coupons surrendered for payment, redemption, registration of transfer or exchange or for credit against any sinking fund payment shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee. All Securities and coupons so delivered shall be promptly canceled by the Trustee. All Securities and coupons held by the Trustee pending such cancellation shall be deemed to be delivered for cancellation for all purposes of this Indenture and the Securities. The Company may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and may deliver to the Trustee (or to any other Person for delivery to the Trustee) for cancellation any Securities previously authenticated hereunder which the Company has not issued and sold, and all Securities so delivered shall be promptly canceled by the Trustee. No securities shall be authenticated in lieu of or in exchange for any Securities canceled as provided in this Section, except as expressly permitted by this Indenture. All canceled Securities and coupons held by the Trustee shall be disposed of by the Trustee in accordance with its standard procedures and the Trustee shall furnish a certificate of such disposition to the Company.

SECTION 310. COMPUTATION OF INTEREST.

      Except as otherwise contemplated by Section 301 for Securities of any series, interest on the Securities of each series shall be computed on the basis of a 360-day year of twelve 30-day months.


SECTION 311. APPOINTMENT AND RESIGNATION OF SUCCESSOR CURRENCY DETERMINATION
             AGENT.

         (a) If and so long as the Securities of any series (i) are denominated in a currency unit or a currency other than Dollars or (ii) may be payable in a currency unit or a currency other than Dollars, or so long as it is required under any other provision of this Indenture, then the Company will maintain with respect to each such series of Securities, or as so required, a Currency Determination Agent. The Company will cause the Currency Determination Agent to make the necessary foreign exchange determinations at the time and in the manner specified pursuant to Section 301 for the purpose of determining the applicable rate of exchange and for the purpose of converting the issued currency or currency unit into the applicable payment currency or currency unit for the payment of principal (and premium, if any) and interest, if any.

         (b) No resignation or removal of the Currency Determination Agent and no appointment of a successor Currency Determination Agent pursuant to this Section shall become effective until the acceptance of appointment by the successor Currency Determination Agent as evidenced by a written instrument delivered to the Company and the Trustee executed by the successor Currency Determination Agent.

         (c) If the Currency Determination Agent shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of the Currency Determination Agent for any cause, with respect to the Securities of one or more series, the Company, by a Board Resolution, shall promptly appoint a successor Currency Determination Agent or Currency Determination Agents with respect to the Securities of that or those series (it being understood that any such successor Currency Determination Agent may be appointed with respect to the Securities of one or more of all of such series and that at any time there shall only be one Currency Determination Agent with respect to the Securities of any particular series).


SECTION 312. CUSIP NUMBERS.

      The Company in issuing the Securities may use "CUSIP" numbers (if then generally in use), and, if so, the Trustee shall use "CUSIP" numbers in notices of redemption as a convenience to Holders; provided that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Securities or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Securities, and any such redemption shall not be affected by any defect in or omission of such numbers.

                                  ARTICLE FOUR

                           SATISFACTION AND DISCHARGE


SECTION 401. SATISFACTION, DISCHARGE AND DEFEASANCE OF SECURITIES OF ANY SERIES
             PRIOR TO THE STATED MATURITY DATE OTHER THAN UPON REDEMPTION.

      With respect to any satisfaction, discharge or defeasance of Securities of a series prior to the Stated Maturity Date or other than upon redemption as contemplated by Section 405, unless otherwise specified as contemplated by
Section 301, on the 91st day after the deposit and payment referred to in (i) and (ii) below and satisfaction of the other conditions set forth below: (a) the Company shall be deemed to have paid and discharged the entire indebtedness on all the Outstanding Securities of any such series; (b) the provisions of this Indenture as it related to such Outstanding Securities shall no longer be in effect (except (A) as to the rights of Holders of Securities to receive, from the trust fund described in subparagraph (i) below, payment of (x) the principal of (and premium, if any) and any installment of principal of (and premium, if any) or interest, if any, on such Securities on the Stated Maturity Date of such principal (and premium, if any) or installment of principal (and premium, if any) or interest, if any, or (y) any mandatory sinking fund payments or analogous payments applicable to the Securities of that series on that day on which such payments are due and payable in accordance with the terms of this Indenture and of such Securities or any optional redemption payments on any Redemption Date irrevocably provided for in the trust agreement referred to below, (B) the Company's obligations with respect to such Securities as provided in the last sentence of this Section and (C) the rights, powers, trusts, duties and immunities of the Trustee hereunder, including those under Section 607 hereof); and (c) the Trustee, at the expense of the Company, shall, upon Company Request, execute proper instruments acknowledging satisfaction and discharge of such indebtedness.

The conditions to the foregoing are as follows:

           (i)   either

           (A) all Securities theretofore authenticated and delivered and all coupons, if any, appertaining thereto (other than (w) coupons appertaining to Bearer Securities surrendered for exchange for Registered Securities and maturing after such exchange, whose surrender is not required or has been waived as provided in Section 305, (x) Securities and coupons which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 306, (y) coupons appertaining to Securities called for redemption and maturing after the relevant Redemption Date, whose surrender has been waived as provided in Section 1106, and (z) Securities and coupons for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in Section 1003) have been delivered to the Trustee for cancellation; or

           (B) with respect to all Outstanding Securities of such series, with reference to this Section 401, the Company has deposited or caused to be deposited with the Trustee irrevocably (but subject to the provisions of Section 402 and the last paragraph of Section 1003), as trust funds in trust, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of the Securities of that series, (1) lawful money of the United States (or, if the Securities of such series are payable in a currency other than Dollars, lawful money of the payment currency) in an amount, or (2) U.S. Government Obligations which through the payment of interest and principal in respect thereof in accordance with their terms will provide not later than the opening of business on the due dates of any payment referred to in clause (x) or (y) of this subparagraph (i)(B) lawful money of the United States in an amount, or
         (3) a combination thereof, sufficient, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge (x) the principal of (and premium, if any) and each installment of principal (and premium, if any) and interest on the Outstanding Securities of that series on the Stated Maturity Date of such principal or installment of principal or interest and (y) any mandatory sinking fund payments or analogous payments applicable to Securities of such series on the day on which such payments are due and payable in accordance with the terms of this Indenture and of such Securities; or any optional redemption payments on any Redemption Date irrevocably provided for in the escrow trust agreement referred to below; or

           (C) the Company has properly fulfilled such other means of satisfaction and discharge as is specified, as contemplated by Section 301, to be applicable to the Securities of such series;

           (ii) the Company has paid or caused to be paid all other sums payable with respect to the Outstanding Securities of such Series;

           (iii) such deposit will not result in a breach or violation of, or constitute a default under this Indenture or any other agreement or instrument to which the Company is a party or by which it is bound;

           (iv) no Event of Default or event which with the giving of notice or lapse of time, or both, would become an Event of Default with respect to the Securities of that series shall have occurred and be continuing on the date of such deposit and no Event of Default under Section 501(e) or
      Section 501(f) or event which with the giving of notice or lapse of time, or both, would become an Event of Default under Section 501(e) or Section 501(f) shall have occurred and be continuing on the 91st day after such deposit;

           (v) the Company has delivered to the Trustee an Opinion of Counsel or a ruling from or published by the United States Internal Revenue Service, to the effect that Holders of Securities of such series will not recognize income, gain or loss for federal income tax purposes as a result of such deposit, defeasance and discharge and will be subject to federal income tax on the same amount and in the same manner and at the same times as would have been the case if such deposit, defeasance and discharge had not occurred;

           (vi) if the Securities of that series are then listed on any domestic or foreign securities exchange, the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that such deposit, defeasance and discharge will not cause such Securities to be delisted; and

           (vii) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of the entire indebtedness on all Outstanding Securities of any such series have been complied with and an Opinion of Counsel to the effect that either (A) as a result of such deposit and the related exercise of the Company's option under this Section 401, registration is not required under the Investment Company Act of 1940, as amended, by the Company, the trust funds representing such deposit or the Trustee or (B) all necessary registrations under said Act have been effected.

      Any deposits with the Trustee referred to in Section 401(i)(B) above shall be irrevocable and shall be made under the terms of an escrow trust agreement in form satisfactory to the Trustee. If any Outstanding Securities of such series are to be redeemed prior to their Stated Maturity Date, whether pursuant to any optional redemption provisions or in accordance with any mandatory sinking fund requirement, the applicable escrow trust agreement shall provide therefor and the Company shall make such irrevocable arrangements as are satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company.

      Upon the satisfaction of the conditions set forth in this Section 401 with respect to all the Outstanding Securities of any series, the terms and conditions of such series, including the terms and conditions with respect thereto set forth in this Indenture, shall no longer be binding upon, or applicable to, the Company and the Holders of the Securities of such series and any related coupons shall look for payment only to the funds or obligations deposited with the Trustee pursuant to this Section 401; provided, however, that in no event shall the Company be discharged from (i) any payment obligations in respect of Securities of such series which are deemed not to be Outstanding under clause (c) of the definition thereof if such obligations continue to be valid obligations of the Company under applicable law, (ii) any obligations to the Trustee under Sections 402(b), 607, 610, 611, 1004, 1011 and the last paragraph of Section 1003 and (iii) from any obligations under Sections 304, 305 and 306 (except such Securities issued upon registration of transfer or exchange or in lieu of mutilated, destroyed, lost or stolen Securities and any related coupons shall not be obligations of the Company) and Sections 516, 701, 1002, 1003 and 1004.


SECTION 402. APPLICATION OF TRUST MONEY.

      (a) Subject to the provisions of the last paragraph of Section 1003, all money deposited with the Trustee pursuant to Section 401 or 1011 shall be held irrevocably in trust and shall be made under the terms of an escrow trust agreement in form satisfactory to the Trustee and applied by it, in accordance with the provisions of the Securities, the coupons and this Indenture and such escrow trust agreement, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal (and premium, if any) and any interest for whose payment such money has been deposited with the Trustee.

      (b) The Company shall pay and shall indemnify the Trustee for any series of Securities against any tax, fee or other charge imposed on or assessed against U.S. Government Obligations deposited pursuant to Section 401 or Section 1011 or the interest and principal received in respect of such U.S. Government Obligations other than any such tax, fee or other charge which by law is payable by or on behalf of Holders. The obligation of the Company under this Section 402(b) shall be deemed to be an obligation of the Company under Section 607(b).


SECTION 403. SATISFACTION AND DISCHARGE OF INDENTURE.

      Upon compliance by the Company with the provisions of Section 401 or
Section 405 as to the satisfaction and discharge of each series of Securities issued hereunder, and if the Company has paid or caused to be paid all other sums payable under this Indenture and if the Company shall have determined not to issue any additional series of Securities hereunder and shall have given notice of such determination to the Trustees for all series of Securities, this Indenture shall cease to be of any further effect (except as otherwise provided herein). Upon Company Request and receipt of an Opinion of Counsel and an Officers' Certificate complying with the provisions of Section 102, the Trustees for all series of Securities (at the expense of the Company) shall execute proper instruments acknowledging satisfaction and discharge of this Indenture.

SECTION 404. REINSTATEMENT.

      If the Trustee is unable to apply any money or U.S. Government Obligations in accordance with Section 401 by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, the Company's obligations under this Indenture, the Securities and the coupons, if any, appertaining thereto shall be revived and reinstated as though no deposit had occurred pursuant to Section 401 until such time as the Trustee is permitted to apply all such money or U.S. Government Obligations in accordance with Section 401; provided, however, that if the Company has made any payment of principal of or any premium or interest on any Securities or coupons because of the reinstatement of its obligations, the Company shall be subrogated to the rights of the Holders of such Securities or coupons to receive such payment from the money or U.S. Government Obligations held by the Trustee.


SECTION 405. SATISFACTION AND DISCHARGE OF SECURITIES OF A SERIES AT THE STATED
             MATURITY DATE OR UPON REDEMPTION.

      If at any time (a) the Company shall have delivered or caused to be delivered to the Trustee for cancellation all Securities of a series theretofore authenticated (other than any Securities of such series which shall have been destroyed, lost or stolen and which shall have been replaced or paid as provided in Section 306), and not theretofore cancelled, or (b) all Securities of such series not theretofore delivered to the Trustee for cancellation shall have become due and payable (either upon the Stated Maturity Date or upon redemption), and the Company shall deposit with the Trustee as trust funds the entire amount sufficient to pay at the Stated Maturity Date or upon redemption all Securities of such series (other than any Securities of such series which shall have been mutilated, destroyed, lost or stolen and which shall have been replaced or paid as provided in Section 306) not theretofore delivered to the Trustee for cancellation, including principal and premium, if any and interest, if any, due to such Stated Maturity Date or Redemption Date, as the case may be, such funds to be immediately due and payable to the Holders of the Securities of such series, and if in either case the Company shall also pay or cause to be paid all other sums payable hereunder by the Company, and shall deliver to the Trustee an Officers' Certificate stating that all conditions precedent to the satisfaction and discharge of the entire indebtedness on all Outstanding Securities of such series have been complied with, and an Opinion of Counsel to the same effect, then this Indenture with respect to such series shall cease to be of further effect, and the Trustee, at the expense of the Company, shall, upon Company Request, execute proper instruments acknowledging satisfaction of and discharge of such indebtedness.

                                  ARTICLE FIVE

                                    REMEDIES


SECTION 501. EVENTS OF DEFAULT.

      "Event of Default," wherever used herein with respect to Securities of any series, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

         (a) default in the payment of any interest upon any Security of that series when it becomes due and payable, and continuance of such default for a period of 30 days; or

         (b) default in the payment of the principal of (or premium, if any, on) any Security of that series at its Maturity; or

         (c) default in the deposit of any sinking fund payment, when and as due by the terms of a Security of that series; or

         (d) default in the performance, or breach, of any covenant or warranty of the Company in this Indenture (other than a covenant or warranty a default in whose performance or whose breach is elsewhere in this Section specifically dealt with or which has expressly been included in this Indenture solely for the benefit of series of Securities other than that series), and continuance of such default or breach for a period of 30 days after there has been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in principal amount of the Outstanding Securities of that series a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

         (e) the entry by a court having jurisdiction in the premises of (i) a decree or order for relief in respect of the Company in an involuntary case or proceeding under any applicable bankruptcy, insolvency, reorganization or other similar law or (ii) a decree or order adjudging the Company a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company under any applicable bankruptcy law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 90 consecutive days; or

         (f) the commencement by the Company of a voluntary case or proceeding under any applicable bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect of the Company in an involuntary case or proceeding under any applicable bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable bankruptcy law, or the consent by it to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of the Company or of any substantial part of its property or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Company in furtherance of any such action; or

         (g) any other Event of Default provided with respect to the Securities of such series as contemplated by Section 301.


SECTION 502. ACCELERATION OF MATURITY; RESCISSION AND ANNULMENT.

      If an Event of Default with respect to Securities of any series occurs and is continuing then in every such case either the Trustee or the Holders of not less than 25% in principal amount of the Outstanding Securities of that series may declare the entire principal amount (or, if any of the Securities of that series are Original Issue Discount Securities, such portion of the principal amount of such Securities as may be specified in the terms thereof) of all of the Securities of that series to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by the Holders), and upon any such declaration such principal amount (or specified amount), together with any accrued interest and all other amounts owing thereunder or hereunder, shall become immediately due and payable without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived.

      At any time after such a declaration of acceleration with respect to Securities of any series has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the Holders of a majority in principal amount of the Outstanding Securities of that series, by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences if all Events of Default with respect to Securities of that series, other than non-payment of the principal of Securities of that series which have become due solely by such declaration of acceleration, have been cured or waived as provided in Section 513 and all amounts owing under Section 607 have been paid.

      No such rescission shall affect any subsequent default or impair any right consequent thereof.


SECTION 503. COLLECTION OF INDEBTEDNESS AND SUITS FOR ENFORCEMENT BY TRUSTEE.

      The Company covenants that if

         (a) default is made in the payment of any interest on any Security when such interest becomes due and payable and such default continues for a period of 30 days, or

         (b) default is made in the payment of the principal of (or premium, if any, on) any Security at the Maturity thereof,

the Company will, upon demand of the Trustee, pay to it, for the benefit of the Holders of such Securities and coupons, the whole amount then due and payable on such Securities and coupons for principal (and premium, if any) and any interest and, to the extent that payment of such interest shall be legally enforceable, interest on any overdue principal (and premium, if any) and on any overdue interest, at the rate or rates prescribed therefor in such Securities and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel and all other amounts due to the Trustee under Section 607.

      Until such demand is made by the Trustee, the Company may pay the principal of (and premium, if any) and interest, if any, on the Securities to the Persons entitled thereto, whether or not the principal (and premium, if any) and interest, if any, on the Securities are overdue.

      If the Company fails to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, may prosecute such proceedings to judgment or final decree and may enforce the same against the Company or any other obligor upon such Securities and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company or any other obligor upon such Securities, wherever situated.

      If an Event of Default with respect to Securities of any series occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of Securities of such series and any related coupons by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.


SECTION 504. TRUSTEE MAY FILE PROOFS OF CLAIM.

      In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Company or any other obligor upon the Securities, or to the property of the Company or such other obligor, or to their creditors, the Trustee (irrespective of whether the principal of the Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company for the payment of overdue principal or interest) shall be entitled and empowered, by intervention in such proceeding or otherwise,

         (a) to file and prove a claim for the whole amount of principal (and premium, if any) and any interest owing and unpaid in respect of the Securities and to file such other papers as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel and all other amounts due to the Trustee under Section 607) and of the Holders of Securities and coupons allowed in such judicial proceedings;

         (b) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same; and

         (c) unless prohibited by law or applicable regulation, to vote on behalf of the Holders of the Securities in any election of a trustee in bankruptcy or other person performing similar functions;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder of Securities and coupons to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders of Securities and coupons, to pay to the Trustee any amounts due to it for reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel and any other amounts due to the Trustee under Section 607.

      Nothing herein contained shall be deemed to authorize the Trustee for the Securities to authorize or consent to or accept or adopt on behalf of any Holder of a Security or coupon any plan of reorganization, arrangement, adjustment or composition affecting the Securities or coupons or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder of a Security or coupon in any such proceeding, except, as aforesaid, for the election of a trustee in bankruptcy or other person performing similar functions.


SECTION 505. TRUSTEE MAY ENFORCE CLAIMS WITHOUT POSSESSION OF SECURITIES OR
             COUPONS.

      All rights of action and claims under this Indenture or the Securities or the coupons may be prosecuted and enforced by the Trustee without the possession of any of the Securities or coupons or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel and all other amounts due the Trustee under Section 607, be for the ratable benefit of the Holders of the Securities and coupons in respect of which such judgment has been recovered.


SECTION 506. APPLICATION OF MONEY COLLECTED.

      Any money collected by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal (or premium, if any) or interest, upon presentation of the Securities or coupons, or both, as the case may be, and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

         FIRST: to the payment of the amounts due the Trustee under Section 607;

         SECOND: to the payment of the amounts then due and unpaid for principal of (and premium, if any) and any interest on the Securities and coupons in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities and coupons for principal (and premium, if any) and any interest, respectively; and

         THIRD:  the balance, if any, to the Person or Persons entitled thereto.


SECTION 507. LIMITATIONS ON SUITS.

      No Holder of any Security of any series or any related coupons shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

         (a) an Event of Default with respect to such series shall have occurred and be continuing and such Holder shall have previously given written notice to the Trustee of such continuing Event of Default with respect to the Securities of that series;

         (b) the Holders of not less than 25% in principal amount of the Outstanding Securities of such series shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

         (c) such Holder or Holders have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

         (d) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

         (e) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Securities of that series;

it being understood and intended that no one or more of such Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other of such Holders, or to obtain or to seek to obtain priority or preference over any other of such Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all of such Holders.


SECTION 508. UNCONDITIONAL RIGHT OF HOLDERS TO RECEIVE PRINCIPAL, PREMIUM AND
             INTEREST.

      Notwithstanding any other provision in this Indenture, the Holder of any Security or coupon shall have the right, which is absolute and unconditional, to receive payment of the principal of (and premium, if any) and (subject to Section 307) any interest on such Security or payment of such coupon on the Stated Maturity Date or Maturities expressed in such Security or coupon (or, in the case of redemption, on the Redemption Date) and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder.


SECTION 509. RESTORATION OF RIGHTS AND REMEDIES.

      If the Trustee or any Holder of a Security or coupon has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, the Trustee and the Holders of Securities and coupons shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding has been instituted.


SECTION 510. RIGHTS AND REMEDIES CUMULATIVE.

      Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities or coupons in the last paragraph of Section 306, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders of Securities or coupons is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.


SECTION 511. DELAY OR OMISSION NOT WAIVER.

      No delay or omission of the Trustee or of any Holder of any Security or coupon to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders of Securities or coupons may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders of Securities or coupons, as the case may be.

SECTION 512. CONTROL BY HOLDERS OF SECURITIES.

      The Holders of a majority in principal amount of the Outstanding Securities of any series shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee, with respect to the Securities of such series, provided that

         (a) such direction shall not be in conflict with any rule of law or with this Indenture or expose the Trustee to personal liability or be unduly prejudicial to Holders not joining therein, and

         (b) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.


SECTION 513. WAIVER OF PAST DEFAULTS.

      The Holders of not less than a majority in principal amount of the Outstanding Securities of any series may on behalf of the Holders of all of the Securities of such series and any related coupons waive any past default hereunder with respect to the Securities of such series and its consequences, except a default

         (a) in the payment of the principal of (or premium, if any) or any interest on any Security of such series or any related coupon, or

         (b) in respect of a covenant or provision hereof which under Article Nine cannot be modified or amended without the consent of the Holder of each Outstanding Securities of such series affected.

      Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.


SECTION 514. UNDERTAKING FOR COSTS.

      All parties to this Indenture agree, and each Holder of any Security or coupon by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant in such suit (other than the Trustee) of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall (subject to applicable laws) not apply to any suit instituted by the Company, to any suit instituted by the Trustee, to any suit instituted by any Holder, or group of Holders, holding in the aggregate more than 10% in principal amount of the Outstanding Securities of any series, or to any suit instituted by any Holder of any Security or coupon for the enforcement of the payment of the principal (or premium, if any) or any interest on any Security or the payment of any coupon on or after the Stated Maturity Date or Maturities expressed in such Security or coupon (or, in the case of redemption, on or after the Redemption Date).

SECTION 515. WAIVER OF STAY OR EXTENSION LAWS.

      The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law has been enacted.


SECTION 516. JUDGMENT CURRENCY

      If, for the purpose of obtaining a judgment in any court with respect to any obligation of the Company hereunder or under any Security or any related coupon, it shall become necessary to convert into any other currency or currency unit any amount in the currency or currency unit due hereunder or under such Security or coupon, then such conversion shall be made by the Currency Determination Agent at the Market Exchange Rate as in effect on the date of entry of the judgment (the "Judgment Date"). If pursuant to any such judgment, conversion shall be made on a date (the "Substitute Date") other than the Judgment Date and there shall occur a change between the Market Exchange Rate as in effect on the Judgment Date and the Market Exchange Rate as in effect on the Substitute Date, the Company agrees to pay such additional amounts (if any) as may be necessary to ensure that the amount paid is equal to the amount in such other currency or currency unit which, when converted at the Market Exchange Rate as in effect on the Judgment Date, is the amount due hereunder or under such Security or coupon. Any amount due from the Company under this Section 516 shall be due as a separate debt and is not to be affected by or merged into any judgment being obtained for any other sums due hereunder or in respect of any Security or coupon. In no event, however, shall the Company be required to pay more in the currency or currency unit due hereunder or under such Security or coupon at the Market Exchange Rate as in effect on the Judgment Date than the amount of currency or currency unit stated to be due hereunder or under such Security or coupon so that in any event the Company's obligations hereunder or under such Security or coupon will be effectively maintained as obligations in such currency or currency unit, and the Company shall be entitled to withhold (or be reimbursed for, as the case may be) any excess of the amount actually realized upon any such conversion on the Substitute Date over the amount due and payable on the Judgment Date.


                                   ARTICLE SIX

                                   THE TRUSTEE


SECTION 601. CERTAIN DUTIES AND RESPONSIBILITIES.

         (a) Except during the continuance of an Event of Default with respect to a series of Securities;

           (i) the Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture with respect to such series, and no implied covenants or obligations with respect to such series shall be read into this Indenture against the Trustee; and

           (ii) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture.

         (b) In case an Event of Default with respect to a series of Securities has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture with respect to such series, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

         (c) No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that

           (i) this Subsection shall not be construed to limit the effect of Subsection (a) of this Section;

           (ii) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

           (iii) the Trustee shall not be liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of the Holders of a majority in principal amount of the Outstanding Securities of any series, determined as provided in Section 512, relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture with respect to the Securities of such series; and

           (iv) no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

         (d) Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

SECTION 602. NOTICE OF DEFAULTS.

      Within 90 days after the occurrence of any default hereunder with respect to the Securities of any series, the Trustee shall transmit to the Holders of Securities of such series in the manner and to the extent provided in Section 703(c), notice of such default hereunder known to the Trustee, unless such default shall have been cured or waived; provided, however, that, except in the case of a default in the payment of the principal of or any premium or interest on any Security of such series or in the payment of any sinking fund installment with respect to Securities of such series, the Trustee shall be protected in withholding such notice if and so as the board of directors, the executive committee or a trust committee of directors or Responsible Officers of the Trustee in good faith determines that the withholding of such notice is in the interest of the Holders of Securities of such series and related coupons; and provided, further, that in the case of any default of the character specified in
Section 501(d) with respect to Securities of such series, no such notice to Holders shall be given until at least 30 days after the occurrence thereof. For the purpose of this Section, the term 'default' means any event which is, or after notice or lapse of time or both would become, an Event of Default with respect to Securities of such series.


SECTION 603. CERTAIN RIGHTS OF TRUSTEE.

      Subject to the provisions of Section 601:

         (a) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, coupon, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

         (b) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order or as otherwise expressly provided herein and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

         (c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate;

         (d) the Trustee may consult with counsel and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

         (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders of Securities of any series or any related coupons pursuant to this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

         (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, coupon, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney;

         (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder; and

         (h) the Trustee shall not be deemed to have knowledge of a default or an Event of Default unless a Responsible Officer of the Trustee has received notice thereof or has actual knowledge thereof.


SECTION 604. NOT RESPONSIBLE FOR RECITALS OR ISSUANCE OF SECURITIES.

      The recitals contained herein (except the description of the Trustee) and in the Securities (except the Trustee's certificates of authentication) and in any coupons shall be taken as the statements of the Company, and neither the Trustee nor any Authenticating Agent assumes any responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities or coupons. Neither the Trustee nor any Authenticating Agent shall be accountable for the use or application by the Company of Securities or the proceeds thereof.


SECTION 605. MAY HOLD SECURITIES.

      The Trustee, any Authenticating Agent, any Paying Agent, any Security Registrar or any other agent of the Company, in its individual or any other capacity, may become the owner or pledgee of Securities and coupons and, subject to Sections 608 and 613, may otherwise deal with the Company with the same rights it would have if it were not the Trustee, Authenticating Agent, Paying Agent, Security Registrar or such other agent.


SECTION 606. MONEY HELD IN TRUST.

      Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed with the Company.


SECTION 607. COMPENSATION AND REIMBURSEMENT.

      The Company agrees

         (a) to pay to the Trustee from time to time reasonable compensation for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

         (b) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expense and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

         (c) to indemnify the Trustee and its agents, including any Authenticating Agent, for, and to hold them harmless against, any loss, liability or expense incurred without negligence or bad faith on their part, arising out of or in connection with the acceptance or administration of the trust or trusts hereunder or the performance of their duties hereunder, including the reasonable costs and expenses of defending themselves against any claim or liability in connection with the exercise or performance of any of their powers or duties hereunder.

      As security for the performance of the obligations of the Company under this Section, the Trustee shall have a lien prior to the Securities upon all property and funds held or collected by the Trustee as such, except funds held in trust for the payment of principal of (or premium, if any) or interest on particular Securities.


SECTION 608. DISQUALIFICATION; CONFLICTING INTERESTS.

      The Trustee for the Securities shall be subject to the provisions of
Section 310(b) of the Trust Indenture Act during the period of time required thereby. Nothing herein shall prevent the Trustee from filing with the Commission the application referred to in the penultimate paragraph of Section 310(b) of the Trust Indenture Act. In determining whether the Trustee has a conflicting interest as defined in Section 310(b) of the Trust Indenture Act with respect to the Securities of any series, there shall be excluded Securities of any particular series of Securities other than that series and the Indenture dated as of November 15, 1991, among Scripps Howard, Inc, as Issuer, The E.W. Scripps Company, as Guarantor, and The Chase Manhattan Bank (formerly known as Chemical Bank), as Trustee.


SECTION 609. CORPORATE TRUSTEE REQUIRED; ELIGIBILITY.

      There shall at all times be a Trustee hereunder which shall be a corporation organized and doing business under the laws of the United States, any state thereof or the District of Columbia, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000, subject to supervision or examination by federal or state authority and, if there be such a corporation qualified and willing to act upon customary and reasonable terms, having its Corporate Trust Office in Cincinnati, Ohio or The City of New York. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. Neither the Company nor any Affiliate of the Company shall serve as Trustee for the Securities. A different Trustee may be appointed by the Company for any series of Securities prior to the issuance of such Securities. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.


SECTION 610. RESIGNATION AND REMOVAL; APPOINTMENT OF SUCCESSOR.

      (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements of Section 611.

      (b) The Trustee may resign at any time with respect to the Securities of one or more series by giving written notice thereof to the Company. If the instrument of acceptance by a successor Trustee required by Section 611 shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

      (c) The Trustee may be removed at any time with respect to the Securities of any series by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series delivered to the Trustee and the Company.

      (d)  If at any time:

           (i) the Trustee shall fail to comply with Section 310(b) of the Trust Indenture Act pursuant to Section 608 hereof after written request therefor by the Company or any Holder of a Security who has been a bona fide Holder of a Security for at least six months, unless the Trustee's duty to resign is stayed in accordance with the provisions of Section 310(b) of the Trust Indenture Act, or

           (ii) the Trustee shall cease to be eligible under Section 609 and shall fail to resign after written request therefor by the Company or any such Holder, or

           (iii) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation;

then, in any such case, (A) the Company by a Board Resolution may remove the Trustee with respect to all Securities, or (B) subject to Section 514, any Holder of a Security who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee with respect to all Securities and the appointment of a successor Trustee or Trustees.

      (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, with respect to the Securities of one or more series, the Company, by Board Resolution, shall promptly appoint a successor Trustee or Trustees with respect to the Securities of that or those series (it being understood that any such successor Trustee may be appointed with respect to the Securities of one of more or all of such series and that at any time there shall be only one Trustee with respect to the Securities of any particular series) and shall comply with the applicable requirements of Section 611. If, within sixty (60) days after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee with respect to the Securities of any series shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment in accordance with the applicable requirements of Section 611, become the successor Trustee with respect to the Securities of such series and to that extent supersede the successor Trustee appointed by the Company. If no successor Trustee with respect to the Securities of any series shall have been so appointed by the Company or the Holders of Securities and accepted appointment in the manner required by Section 611, and if the Trustee is still incapable of acting, the Trustee or any Holder of a Security who has been a bona fide Holder of a Security of such series for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

      (f) The Company shall give notice of each resignation and each removal of the Trustee with respect to the Securities of any series and each appointment of a successor Trustee with respect to the Securities of any series in the manner provided in Section 106. Each notice shall include the name of the successor Trustee with respect to the Securities of such series and the address of its Corporate Trust Office.

SECTION 611. ACCEPTANCE OF APPOINTMENT BY SUCCESSOR.

      (a) In case of the appointment hereunder of a successor Trustee with respect to all Securities, every such successor Trustee so appointed shall execute, acknowledge and deliver to the Company and the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on the request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder, subject, nevertheless, to its lien, if any, provided for in Section 607.

      (b) In case of the appointment hereunder of a successor Trustee with respect to the Securities of one of more (but not all) series, the Company, the retiring Trustee and each successor Trustee with respect to the Securities of one or more series shall execute and deliver an indenture supplemental hereto wherein each successor Trustee shall accept such appointment and which (i) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor Trustee all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates, (ii) if the retiring Trustee is not retiring with respect to all Securities, shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series as to which the retiring Trustee is not retiring shall continue to be vested in the retiring Trustee, and
(iii) shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustees as co-trustees of the same trust and that each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee. Upon the execution and delivery of such supplemental indenture, the resignation or removal of the retiring Trustee shall become effective to the extent provided therein and each successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates; but, on request of the Company or any successor Trustee, such retiring Trustee shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder with respect to the Securities of that or those series to which the appointment of such successor Trustee relates, subject nevertheless to its lien, if any, provided for in
Section 607.

      (c) Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts referred to in paragraph (a) or (b) of this Section, as the case may be.

      (d) No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

SECTION 612. MERGER, CONVERSION, CONSOLIDATION OR SUCCESSION TO BUSINESS.

      Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Trustee, shall be the successor of the Trustee thereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee or the Authenticating Agent then in office, any successor by merger, conversion or consolidation to such authenticating Trustee, or successor Authenticating Agent, (if eligible under Section 614), as the case may be, may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee or successor Authenticating Agent had itself authenticated such Securities.


SECTION 613. PREFERENTIAL COLLECTION OF CLAIMS AGAINST COMPANY.

      (a) Subject to Subsection (b) of this Section, if the Trustee shall be or shall become a creditor, directly or indirectly, secured or unsecured, of the Company within three months prior to a default, as defined in Subsection (c) of this Section, or subsequent to such a default, then, unless and until such default shall be cured, the Trustee shall set apart and hold in a special account for the benefit of the Trustee individually, the Holders of the Securities and coupons and the holders of other indenture securities, as defined in Subsection (c) of this Section:

         (i) an amount equal to any and all reductions in the amount due and owing upon any claim as such creditor in respect of principal or interest, effected after the beginning of such three months' period and valid as against the Company and other creditors of the Company, except any such reduction resulting from the receipt or disposition of any property described in paragraph (ii) of this Subsection, or from the exercise of any right of set-off which the Trustee could have exercised if a petition in bankruptcy had been filed by or against the Company upon the date of such default; and

         (ii) all property received by the Trustee in respect of any claim as such creditor, either as security therefor, or in satisfaction or composition thereof, or otherwise, after the beginning of such three months' period, or an amount equal to the proceeds of any such property, if disposed of, subject, however, to the rights, if any, of the Company and other creditors of the Company in such property or such proceeds.

         Nothing herein contained, however, shall affect the right of the
         Trustee:

           (A) to retain for its own account (1) payments made on account of any such claim by any Person (other than the Company) who is liable thereon, and (2) the proceeds of the bona fide sale of any such claim by the Trustee to a third Person, and (3) distributions made in cash, securities or other property in respect of claims filed against the Company in bankruptcy or receivership or in proceedings for reorganization pursuant to any applicable bankruptcy law;

           (B) to realize, for its own account, upon any property held by it as security for any such claim, if such property was so held prior to the beginning of such three months' period;

           (C) to realize, for its own account, but only to the extent of the claim hereinafter mentioned, upon any property held by it as security for any such claim, if such claim was created after the beginning of such three months' period and such property was received as security therefor simultaneously with the creation thereof, and if the Trustee shall sustain the burden of proving that at the time such property was so received the Trustee had no reasonable cause to believe that a default, as defined in Subsection (c) of this Section, would occur within three months; or

           (D) to receive payment on any claim referred to in paragraph (B) or
         (C), against the release of any property held as security for such claim as provided in paragraph (B) or (C), as the case may be, to the extent of the fair value of such property.

      For the purposes of paragraphs (B), (C) and (D), property substituted after the beginning of such three months' period for property held as security at the time of such substitution shall, to the extent of the fair value of the property released, have the same status as the property released, and, to the extent that any claim referred to in any of such paragraphs is created in renewal of or in substitution for or for the purpose of repaying or refunding any pre-existing claim of the Trustee as such creditor, such claim shall have the same status as such pre-existing claim.

      If the Trustee shall be required to account, the funds and property held in such special account and the proceeds thereof shall be apportioned among the Trustee, the Holders of Securities and the holders of other indenture securities in such manner that the Trustee, the Holders of Securities and the holders of other indenture securities realize, as a result of payments from such special account and payments of dividends on claims filed against the Company in bankruptcy or receivership or in proceedings for reorganization pursuant to any applicable bankruptcy law, the same percentage of their respective claims, figured before crediting to the claim of the Trustee anything on account of the receipt by it from the Company of the funds and property in such special account and before crediting to the respective claims of the Trustee and the Holders of Securities and the holders of other indenture securities dividends on claims filed against the Company in bankruptcy or receivership or in proceedings for reorganization pursuant to any applicable bankruptcy law, but after crediting thereon receipts on account of the indebtedness represented by their respective claims from all sources other than from such dividends and from the funds and property so held in such special account. As used in this paragraph, with respect to any claim, the term "dividends" shall include any distribution with respect to such claim, in bankruptcy or receivership or proceedings for reorganization pursuant to any applicable bankruptcy law, whether such distribution is made in cash, securities or other property, but shall not include any such distribution with respect to the secured portion, if any, of such claim. The court in which such bankruptcy, receivership or proceedings for reorganization is pending shall have jurisdiction (x) to apportion among the trustee, the Holders of Securities and the holders of other indenture securities, in accordance with the provisions of this paragraph, the funds and property held in such special account and proceeds thereof, or (y) in lieu of such apportionment, in whole or in part, to give to the provisions of this paragraph due consideration in determining the fairness of the distributions to be made to the Trustee and the Holders of Securities and the holders of other indenture securities with respect to their respective claims, in which event it shall not be necessary to liquidate or to appraise the value of any securities or other property held in such special account or as security for any such claim, or to make a specific allocation of such distributions as between the secured and unsecured portions of such claims, or otherwise to apply the provisions of this paragraph as a mathematical formula.

      Any Trustee which has resigned or been removed after the beginning of such three months' period shall be subject to the provisions of this Subsection as though such resignation or removal had not occurred. If any Trustee has resigned or been removed prior to the beginning of such three months' period, it shall be subject to the provisions of this Subsection if and only if the following conditions exist:

         (i) the receipt of property or reduction of claim, which would have given rise to the obligation to account, if such Trustee had continued as Trustee, occurred after the beginning of such three months' period; and

         (ii) such receipt of property or reduction of claim occurred within three months after such resignation or removal.

      (b) There shall be excluded from the operation of Subsection (a) of this Section a creditor relationship arising from:

         (i) the ownership or acquisition of securities issued under any indenture, or any security or securities having a maturity of one year or more at the time of acquisition by the Trustee;

         (ii) advances authorized by a receivership or bankruptcy court of competent jurisdiction or by this Indenture, for the purpose of preserving any property which shall at any time be subject to the lien of this Indenture or of discharging tax liens or other prior liens or encumbrances thereon, if notice of such advances and of the circumstances surrounding the making thereof is given to the Holders of Securities at the time and in the manner provided in this Indenture;

         (iii) disbursements made in the ordinary course of business in the capacity of trustee under an indenture, transfer agent, registrar, custodian, paying agent, fiscal agent or depositary, or other similar capacity;

         (iv) an indebtedness created as a result of services rendered or premises rented, or an indebtedness created as a result of goods or securities sold in cash transaction, as defined in Subsection (c) of this Section;

         (v) the ownership of stock or of other securities of a corporation organized under the provisions of Section 25(a) of the Federal Reserve Act, as amended, which is directly or indirectly a creditor of the Company; and

         (vi) the acquisition, ownership, acceptance or negotiation of any drafts, bills of exchange, acceptances or obligations which fall within the classification of self-liquidating paper, as defined in Subsection (c) of this Section.

      (c)  For the purposes of this Section only:

         (i) the term "default" means any failure to make payment in full of the principal of (or premium, if any) or interest on any of the Securities or upon the other indenture securities when and as such principal, premium or interest becomes due and payable;

         (ii) the term "other indenture securities" means securities upon which the Company is an obligor outstanding under any other indenture or under this Indenture with respect to the Securities of any other series (A) under which the Trustee is also trustee, (B) which contains provisions substantially similar to the provisions of this Section, and (C) under which a default exists at the time of the apportionment of the funds and property held in such special account;

         (iii) the term "cash transaction" means any transaction in which full payment for goods or securities sold is made within seven days after delivery of the goods or securities in currency or in checks or other orders drawn upon banks or bankers and payable upon demand;

         (iv) the term "self-liquidating paper" means any draft, bill of exchange, acceptance or obligation which is made, drawn, negotiated or incurred by the Company for the purpose of financing the purchase, processing, manufacturing, shipment, storage or sale of goods, wares or merchandise and which is secured by documents evidencing title to, possession of, or a lien upon, the goods, wares or merchandise or the receivables or proceeds arising from the sale of the goods, wares or merchandise previously constituting the security, provided the security is received by the Trustee simultaneously with the creation of the creditor relationship with the Company arising from the making, drawing, negotiating or incurring of the draft, bill of exchange, acceptance or obligation; and

         (v)  the term "Company" means any obligor upon the Securities.

SECTION 614. APPOINTMENT OF AUTHENTICATING AGENT.

      The Trustee may appoint an Authenticating Agent or Agents with respect to one or more series of Securities which shall be authorized to act on behalf of the Trustee to authenticate Securities of such series issued upon exchange, registration of transfer or partial redemption thereof or pursuant to Section 306, and Securities so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Wherever reference is made in this Indenture to the authentication and delivery of Securities by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent shall be acceptable to the Company and shall at all times be a corporation organized and doing business under the laws of the United States, any state thereof or the District of Columbia, authorized under such laws to act as Authenticating Agent, having a combined capital and surplus of not less than $50,000,000 and subject to supervision or examination by federal or state authority. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then, for the purposes of this Section, the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section.

      Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency or corporate trust business of such Authenticating Agent, shall be the successor of the Authenticating Agent hereunder, provided such corporation shall be otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the Trustee or such Authenticating Agent.

      An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee and to the Company. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and to the Company in the manner set forth in Section 105. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee may appoint a successor Authenticating Agent which shall be acceptable to the Company and shall provide notice of such appointment to all Holders of Securities in the manner set forth in Section 106. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section.

      The Trustee agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services under this Section, and the Trustee shall be entitled to be reimbursed for such payments, subject to the provisions of Section 607.

      If an appointment with respect to one or more series is made pursuant to this Section, the Securities of such series may have endorsed thereon, in addition to the Trustee's certificate of authentication, an alternative certificate of authentication in the following form:

      This is one of the Securities of the series designated herein and referred to in the within-mentioned Indenture.

                                   THE CHASE MANHATTAN BANK, AS TRUSTEE

                                   By
                                      -----------------------------------------
                                      As Authenticating Agent

                                   By
                                      -----------------------------------------
                                      Authorized Officer



                                  ARTICLE SEVEN

                HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY


SECTION 701. COMPANY TO FURNISH TRUSTEE NAMES AND ADDRESSES OF HOLDERS.

      The Company will furnish or cause to be furnished to the Trustee with respect to the Securities of each Series:

         (a) semi-annually, not more than 15 days after each January 15 and July 15, a list, in such form as the Trustee may reasonably require, containing all the information in the possession or control of the Company or any of its Paying Agents other than the Trustee, as to the names and addresses of the Holders of Securities as of such dates, and

         (b) at such other times as the Trustee may request in writing, within 30 days after the receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished;

provided that no such lists shall be required to be furnished so long as the Trustee is acting as Security Registrar.


SECTION 702. PRESERVATION OF INFORMATION; COMMUNICATION TO HOLDERS.

      (a) The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders of Securities of each Series (i) contained in the most recent lists furnished to the Trustee as provided in
Section 701, (ii) received by the Trustee in its capacity as Security Registrar, if so acting, and (iii) filed with it within the two preceding years pursuant to
Section 703(c)(ii). The Trustee may (i) destroy any list furnished to it as provided in Section 701 upon receipt of a new list so furnished, (ii) destroy any information received by it as Paying Agent, if so acting, upon delivering to itself as Trustee, not earlier than January 15 or July 15, a list containing the names and addresses of the Holders of Securities obtained from such information since the delivery of the next previous list, if any, (iii) destroy any list delivered to itself as Trustee which was compiled from information received by it as Paying Agent, if so acting, upon the receipt of a new list so delivered, and (iv) destroy not earlier than two years after filing any information filed with it pursuant to Section 703(c)(ii).

      (b) If three or more Holders of Securities of a series (herein referred to as "applicants") apply in writing to the Trustee, and furnish to the Trustee reasonable proof that each such applicant has owned a Security of such series for a period of at least six months preceding the date of such application, and such application states that the applicants desire to communicate with other Holders of Securities of such series with respect to their rights under this Indenture or under the Securities of such series and is accompanied by a copy of the form of proxy or other communication which such applicants propose to transmit, then the Trustee shall, within five Business Days after the receipt of such application, at its election, either

         (i) afford such applicants access to the information preserved at the time by the Trustee in accordance with Section 702(a), or

         (ii) inform such applicants as to the approximate number of Holders of Securities of such series whose names and addresses appear in the information preserved at the time by the Trustee in accordance with
      Section 702(a), and as to the approximate cost of mailing to such Holders the form of proxy or other communication, if any, specified in such application.

      If the Trustee shall elect not to afford such applicants access to such information, the Trustee shall, upon the written request of such applicants, mail to each Holder of Securities of such series whose name and address appear in the information preserved at the time by the Trustee in accordance with
Section 702(a) a copy of the form of proxy or other communication which is specified in such request, with reasonable promptness after a tender to the Trustee of the material to be mailed and of payment, or provision for the payment, of the reasonable expenses of mailing, unless within five days after tender the Trustee shall mail to such applicants and file with the Commission, together with a copy of the material to be mailed, a written statement to the effect that, in the opinion of the Trustee, such mailing would be contrary to the best interest of the Holders of Securities of such series or would be in violation of applicable law. Such written statement shall specify the basis of such opinion. If the Commission, after opportunity for a hearing upon the objections specified in the written statement so filed, shall enter an order refusing to sustain any of such objections or if, after the entry of an order sustaining one or more of such objections, the Commission shall find, after notice and opportunity for hearing, that all the objections so sustained have been met and shall enter an order so declaring, the Trustee shall mail copies of such material to all such Holders of Securities of such series with reasonable promptness after the entry of such order and the renewal of such tender; otherwise the Trustee shall be relieved of any obligation or duty to such applicants respecting their application.

      (c) Every Holder of Securities or coupons, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee nor any agent of any of them shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Holders of Securities in accordance with Section 702(b), regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under
Section 702(b).


SECTION 703. REPORTS OF TRUSTEE.

      (a) Within 60 days after November 15 of each year commencing November 15, 1998, the Trustee shall, to the extent required by the Trust Indenture Act, transmit by mail to the Holders of Securities, as provided in Subsection (c) of this Section, a brief report dated as of such date with respect to any of the following events which may have occurred within the prior 12 months (but if no such event has occurred within such period no report need be transmitted):

         (i) any change in its eligibility under Section 609 and its qualifications under Section 608;

         (ii) the creation of or any material change to a relationship specified in Sections 310(b) through 310(b)(10) of the Trust Indenture Act;

         (iii) the character and amount of any advances (and if the Trustee elects so to state, the circumstances surrounding the making thereof) made by the Trustee (as such) which remain unpaid on the date of such report, and for the reimbursement of which it claims or may claim a lien or charge, prior to that of the Securities, on any property or funds held or collected by it as Trustee, except that the Trustee shall not be required (but may elect) to report such advances so remaining unpaid that aggregate not more than 1/2 of 1% of the principal amount of the Securities Outstanding on the date of such report;

         (iv) any change to the amount, interest rate and maturity date of all other indebtedness owing by the Company (or by any other obligor on the Securities) to the Trustee in its individual capacity, on the date of such report, with a brief description of any property held as collateral security therefor, except an indebtedness based upon a creditor relationship arising in any manner described in Section 613(b)(ii), (iii),
      (iv) or (vi);

         (v) any change to the property and funds, if any, physically in the possession of the Trustee as such on the date of such report;

         (vi) any additional issue of Securities which the Trustee has not previously reported; and

         (vii) any action taken by the Trustee in the performance of its duties hereunder which it has not previously reported and which in its opinion materially affects the Securities, except action in respect of a default, notice of which has been or is to be withheld by the Trustee in accordance with Section 602.

      (b) The Trustee shall transmit to the Holders of Securities, as provided in Subsection (c) of this Section, a brief report with respect to the character and amount of any advances (and if the Trustee elects so to state, the circumstances surrounding the making thereof) made by the Trustee (as such) since the date of the last report transmitted pursuant to Subsection (a) of this Section (or if no such report has yet been so transmitted, since the date of execution of this instrument) for the reimbursement of which it claims or may claim a lien or charge, prior to that of the Securities, on property or funds held or collected by it as Trustee and which it has not previously reported pursuant to this Subsection, except that the Trustee shall not be required (but may elect) to report such advances if such advances remaining unpaid at any time aggregate 10% or less of the principal amount of the Securities Outstanding at such time, such report to be transmitted within 90 days after such time.

      (c)  Reports pursuant to this Section shall be transmitted by mail:

         (i) to all Holders of Registered Securities, as the names and addresses of such Holders appear in the Security Register;

         (ii) to such Holders of Bearer Securities as have, within the two years preceding such transmission, filed their names and addresses with the Trustee for that purpose; and

         (iii) except in the case of reports pursuant to Subsection (b) of this Section, to each Holder of a Security whose name and address is preserved at the time by the Trustee, as provided in Section 702(a).

      (d) A copy of each such report shall, at the time of such transmission to Holders of Securities, be filed by the Trustee with each securities exchange upon which any Securities are listed, with the Commission and with the Company. The Company will notify the Trustee when any Securities are listed on any securities exchange.


SECTION 704. REPORTS BY COMPANY.

      The Company shall:

         (a) file with the Trustee, within 15 days after the Company is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) which the Company may be required to file with the Commission pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934, as amended; or, if the Company is not required to file information, documents or reports pursuant to either of said Sections, then one or both of them shall file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such of the supplementary and periodic information, documents and reports which may be required pursuant to
      Section 13 of the Securities Exchange Act of 1934, as amended, in respect of a security listed and registered on a national securities exchange as may be prescribed from time to time in such rules and regulations;

         (b) file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such additional information, documents and reports with respect to compliance by the Company with the conditions and covenants of this Indenture as may be required from time to time by such rules and regulations; and

         (c) transmit, within 30 days after the filing thereof with the Trustee, to the Holders of Securities, in the manner and to the extent provided in
      Section 703(c) with respect to reports pursuant to Section 703(a) such summaries of any information, documents and reports required to be filed by the Company pursuant to paragraphs (a) and (b) of this Section as may be required by rules and regulations prescribed from time to time by the Commission.


                                  ARTICLE EIGHT

              CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE


SECTION 801. COMPANY MAY CONSOLIDATE, ETC.; ONLY ON CERTAIN TERMS.

      The Company shall not consolidate with or merge into any other Person or convey, transfer or lease its properties and assets substantially as an entirety to any Person unless:

         (a) the Person formed by such consolidation or into which the Company is merged or the Person which acquires by conveyance or transfer, or which leases, the properties and assets of the Company substantially as an entirety shall be a corporation organized and validly existing under the laws of the United States, any state thereof or the District of Columbia and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form reasonably satisfactory to the Trustee, the due and punctual payment of the principal of (and premium, if any) and interest, if any, (including all additional amounts, if any, payable pursuant to Section 1004) on, and any sinking fund payment in respect of, all the Securities and the related coupons and the performance of every covenant of this Indenture on the part of the Company to be performed or observed;

         (b) immediately after giving effect to such transaction, no Event of Default, and no event which, after notice or lapse of time or both, would become an Event of Default, shall have occurred and be continuing;

         (c) if, as a result of any such consolidation or merger or such conveyance, transfer or lease, properties or assets of the Company or any Subsidiary would become subject to a Mortgage which would not be permitted by Section 1008 without equally and ratably securing the Securities as provided therein, such successor corporation shall have taken such steps as shall be necessary effectively to secure the Securities equally and ratably with (or prior to) all Indebtedness secured thereby pursuant to Section 1008; and

         (d) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel each stating that such transaction and such supplemental indenture comply with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with.

      Nothing contained in this Section 801 shall prevent the Company from merging any other corporation (whether or not affiliated with the Company) into the Company in a transaction in which the surviving entity is the Company or acquiring by purchase or otherwise all or any part of the property or assets of any other corporation or Person (whether or not affiliated with the Company).


SECTION 802. SUCCESSOR SUBSTITUTED.

      Upon any consolidation of the Company with, or merger of the Company into, any other Person or any conveyance, transfer or lease of the properties and assets of the Company substantially as an entirety in accordance with Section 801, the successor Person formed by such consolidation or into which the Company is merged or to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor Person had been named as the Company herein, and thereafter, except in the case of a lease, the predecessor Person shall be relieved of all obligations and covenants under this Indenture and the Securities and coupons.


                                  ARTICLE NINE

                             SUPPLEMENTAL INDENTURES


SECTION 901. SUPPLEMENTAL INDENTURES WITHOUT CONSENT OF HOLDERS.

      Without the consent of any Holders of Securities or coupons, the Company, when authorized by a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

         (a) to evidence the succession of another Person to the Company and the assumption by any such successor of the covenants of the Company herein and in the Securities; or

         (b) to add to the covenants of the Company for the benefit of the Holders of all or any series of Securities (and if such covenants are to be for the benefit of less than all series of Securities, stating that such covenants are expressly being included solely for the benefit of such series) or to surrender any right or power herein conferred upon the Company; or

         (c) to add any additional Events of Default with respect to any or all series of Securities (and if such Event of Default applies to less than all series of Securities, stating each series to which such Event of Default applies); or

         (d) to add to or change any of the provisions of this Indenture to provide that Bearer Securities may be registrable as to principal, to change or eliminate any restrictions on the payment of principal of or any premium or interest on Bearer Securities, to permit Bearer Securities to be issued in exchange for Registered Securities, to permit Bearer Securities to be issued in exchange for Bearer Securities of other authorized denominations or to permit the issuance of Securities in uncertificated form, provided that any such action shall not adversely affect the interests of the Holders of Securities of any series or any related coupons in any material respect; or

         (e) to change or eliminate any of the provisions of this Indenture, provided that any such change or elimination shall become effective only when there is no Security Outstanding of any series created prior to the execution of such supplemental indenture which is entitled to the benefit of such provision; or

         (f) to secure the Securities; or

         (g) to establish the form or terms of Securities of any series and any related coupons as permitted by Sections 201 and 301; or

         (h) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Securities of one or more series and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of
      Section 611(b); or

         (i) to add to the conditions, limitations and restrictions on the authorized amount, form, terms or purposes of issue, authentication and delivery of Securities, as herein set forth, other conditions, limitations and restrictions thereafter to be observed; or

         (j) to supplement any provisions of the Indenture to such extent as shall be necessary to permit or facilitate the defeasance and discharge of any series of Securities pursuant to Section 401, provided that any such action shall not adversely affect the interests of the Holders of Securities of any series or any related coupons in any material respect; or

         (k) to add to or change or eliminate any provision of this Indenture as shall be necessary or desirable in accordance with the Trust Indenture Act; or

         (l) to cure any ambiguity, to correct or supplement any provision herein which may be defective or inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture or any Security issued hereunder, provided that any such action shall not adversely affect the interests of the Holders of Securities of any series or any related coupons in any material respect.

SECTION 902. SUPPLEMENTAL INDENTURE WITH CONSENT OF HOLDERS.

      With the consent of the Holders of not less than 66-2/3% in principal amount of the Outstanding Securities of each series affected by such supplemental indenture, by Act of said Holders delivered to the Company and the Trustee, the Company, when authorized by a Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders of Securities of such series and any related coupons under this Indenture; provided, however, that no such supplemental indenture shall, except as otherwise specified as contemplated by Section 301, without the consent of the Holder of each Outstanding Security affected thereby,

         (a) change the Stated Maturity Date of the principal of, or any installment of principal of or interest on, any Security, or reduce the principal amount thereof or the rate of any interest thereon (or change the formula for determining the rate of interest thereon) or any premium payable upon the redemption thereof, or change any obligation of the Company to pay additional amounts pursuant to Section 1004, or reduce the amount of the principal of an Original Issue Discount Security that would be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 502 or change the Place of Payment where, or change the coin or currency in which, any principal or any premium or any interest on any Security is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity Date thereof (or, in the case of redemption, or on or after the Redemption
      Date), or

         (b) reduce the percentage in principal amount of the Outstanding Securities of any series, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver (of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences) provided for in this Indenture, or reduce the requirements of Section 1304 for quorum or voting, or

         (c) change any obligation of the Company to maintain an office or agency in the places and for the purposes specified in Section 1002, or

         (d) modify any of the provisions of this Section, Section 513 or
      Section 1010, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby; provided, however, that this clause shall not be deemed to require the consent of any Holder of a Security or coupon with respect to changes in the references to "the Trustee" and concomitant changes in this Section and Section 1010, or the deletion of this proviso, in accordance with the requirements of Sections 611(b) and 901(h).

      A supplemental indenture which changes or eliminates any covenant or other provision of this Indenture which has expressly been included solely for the benefit of one or more particular series of Securities, or which modifies the rights of the Holders of Securities of such series with respect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture of the Holders of Securities of any other series.

      It shall not be necessary for any Act of Holders of Securities under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

SECTION 903. EXECUTION OF SUPPLEMENTAL INDENTURES.

      In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section 601) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not (except to the extent required in the case of a supplemental indenture entered into under Section 901(h)) be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.


SECTION 904. EFFECT OF SUPPLEMENTAL INDENTURES.

      Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes, and every Holder of Securities theretofore and thereafter authenticated and delivered hereunder and of any coupons appertaining thereto shall be bound thereby.


SECTION 905. CONFORMITY WITH TRUST INDENTURE ACT.

      Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act as then in effect.


SECTION 906. REFERENCE IN SECURITIES TO SUPPLEMENTAL INDENTURES.

      Securities of any series authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities of any series so modified as to conform, in the opinion of the Trustee and the Company, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Securities of such series.

                                   ARTICLE TEN

                                    COVENANTS


SECTION 1001. PAYMENT OF PRINCIPAL, PREMIUM AND INTEREST.

      The Company covenants and agrees for the benefit of each series of Securities that it will duly and punctually pay the principal of and any premium and interest on the Securities of that series in accordance with the terms of the Securities, any coupons appertaining thereto and this Indenture. Unless otherwise specified as contemplated by Section 301 with respect to any series of Securities and except as provided in the following sentence, any interest due on Bearer Securities on or before Maturity shall be payable only upon presentation and surrender of the several coupons for such interest installments as are evidenced thereby as they severally mature. The interest, if any, due in respect of a temporary or permanent global Security, together with any additional amounts payable in respect thereof, as provided in the terms and conditions of such Security, shall be payable, subject to the conditions set forth in Section 1004, only upon presentation of such Security to the Trustee thereof for notation thereon of the payment of such interest; provided, however, that, in the case of Bearer Securities, such presentation shall be made to the Trustee only outside the United States unless payment in Dollars of the full amount of such interest or any additional amounts payable in respect thereof at all offices or agencies outside the United States maintained for that purpose by the Company in accordance with this Indenture is illegal or effectively precluded by exchange controls or other similar restrictions.

SECTION 1002. MAINTENANCE OF OFFICE OR AGENCY.

      If Securities of a series are issuable only as Registered Securities, the Company will maintain in each Place of Payment for such series an office or agency where Securities of that series may be presented or surrendered for payment, where Securities of that series may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Company in respect of the Securities of that series and this Indenture may be served. Except as otherwise specified as contemplated by Section 301, if Securities of a series are issuable as Bearer Securities, the Company will maintain (a) in the Borough of Manhattan, The City of New York, or Cincinnati, Ohio, an office or agency where any Registered Securities of that series may be presented or surrendered for payment, where any Registered Securities of that series may be surrendered for registration of transfer, where Securities of that series may be surrendered for exchange, where notices and demands to or upon the Company in respect of the Securities of that series and this Indenture may be served and where Bearer Securities of that series and related coupons may be presented or surrendered for payment in the circumstances described in the following paragraph (and not otherwise), (b) subject to any laws or regulations applicable thereto, in a Place of Payment for that series which is located outside the United States, an office or agency where Securities of that series and related coupons may be presented and surrendered for payment (including payment of any additional amounts payable on Securities of that series pursuant to Section
1004); provided, however, that if the Securities of that series are listed on the London Stock Exchange, the Luxembourg Stock Exchange or any other stock exchange located outside the United States and such stock exchange shall so require, the Company will maintain a Paying Agent for the Securities of that series in London, Luxembourg or any other required city located outside the United States, as the case may be, so long as the Securities of that series are listed on such exchange, and (c) subject to any laws or regulations applicable thereto, in a Place of Payment for that series located outside the United States an office or agency where any Registered Securities of that series may be surrendered for registration of transfer, where Securities of that series may be surrendered for exchange and where notices and demands to or upon the Company in respect of the Securities of that series and this Indenture may be served. The Company will give prompt written notice to the Trustee and the Holders of the location, and any change in the location, of any such office or agency. If at any time the Company shall fail to maintain any such required office or agency in respect of any series of Securities or shall fail to furnish the Trustee with the address thereof, such presentations and surrenders of Securities of that series may be made and notices and demands may be made or served at the Corporate Trust Office of the Trustee, except that Bearer Securities of that series and the related coupons may be presented and surrendered for payment (including payment of any additional amounts payable on Bearer Securities of that series pursuant to Section 1004) at the offices outside the United States specified in the Security, and the Company hereby appoints the same as its agent to receive such respective presentations, surrenders, notices and demands.

      Except as otherwise specified as contemplated by Section 301, no payment of principal of and any premium or interest on Bearer Securities shall be made at any office or agency of the Company in the United States or by check mailed to any address in the United States or by wire transfer to an account maintained with a bank located in the United States, provided, however, that, if the Securities of a series are denominated and payable in Dollars, payment of principal of and any premium and interest on any Bearer Security (including any additional amounts payable on Securities of such series pursuant to Section
1004) shall be made at the office of the Company's Paying Agent in the Borough of Manhattan, The City of New York, or Cincinnati, Ohio, if (but only if) payment in Dollars of the full amount of such principal of and any premium, interest or additional amounts, as the case may be, at all offices or agencies outside the United States maintained for that purpose by the Company in accordance with this Indenture is illegal or effectively precluded by exchange controls or other similar restrictions.

      The Company may also from time to time designate one or more other offices or agencies where the

Securities of one or more series may be presented or surrendered for any or all such purposes and may from time to time rescind such designations or approve a change in location of any such other office or agency; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in accordance with the requirements set forth above for Securities of any series for such purposes. The Company will give prompt written notice to the Trustee and the Holders of any such designation or rescission and of any change in the location of any such other office or agency.

      Except as otherwise specified as contemplated by Section 301, the Company hereby appoints the Trustee as the initial Paying Agent and designates the Corporate Trust Office of the Trustee as its office for the purposes of and pursuant to this Section 1002.


SECTION 1003. MONEY FOR SECURITIES PAYMENTS TO BE HELD IN TRUST.

      If the Company shall at any time act as its own Paying Agent with respect to any series of Securities, it will, on or before each due date of the principal of and any premium or interest on any of the Securities of that series, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal and any premium or interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and will promptly notify the Trustee of its action or failure so to act.

      Whenever the Company shall have one or more Paying Agents for any series of Securities, it will, prior to each due date of the principal of and any premium or interest on any Securities of that series, deposit with a Paying Agent a sum sufficient to pay the principal and any premium or interest so becoming due, such sum to be held in trust for the benefit of the Persons entitled to such principal, premium or interest, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of its action or failure so to act.

      The Company will cause each Paying Agent for any series of Securities other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will:

         (a) hold all sums held by it for the payment of the principal of and any premium or interest on Securities of that series in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

         (b) give the Trustee notice of any default by the Company (or any other obligor upon the Securities of that series) in the making of any payment of principal of and any premium or interest on the Securities of that series; and

         (c) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.

      The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

      Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of and any premium or interest on any Security of any series and remaining unclaimed for two years after such principal and any premium or interest has become due and payable shall, unless otherwise required by mandatory provisions of applicable escheat or abandoned or unclaimed property law, be paid to the Company on Company Request, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Security or any coupon appertaining thereto shall, thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be given in the manner and to the extent provided by Section 106 notice that such money remains unclaimed and that, after a date specified therein which shall not be less than 30 days from the date of such notification, any unclaimed balance of such money then remaining will, unless otherwise required by mandatory provisions of applicable escheat or abandoned or unclaimed property law, be repaid to the Company.


SECTION 1004. ADDITIONAL AMOUNTS.

      If the Securities of a series provide for the payment of additional amounts, the Company will pay to the Holder of any Security of such series or any coupon appertaining thereto additional amounts as provided therein. Whenever in this Indenture there is mentioned, in any context, the payment of the principal of or any premium or interest on, or in respect of, any Security of any series or payment of any related coupon or the net proceeds received on the sale or exchange of any Security of any series, such mention shall be deemed to include mention of the payment of additional amounts provided for in this Section to the extent that, in such context, additional amounts are, were or would be payable in respect thereof pursuant to the provisions of this Section and express mention of the payment of additional amounts (if applicable) in any provisions hereof shall not be construed as excluding additional amounts in those provisions hereof where such express mention is not made.

      If the Securities of a series provide for the payment of additional amounts, at least 10 days prior to the first Interest Payment Date with respect to that series of Securities (or if the Securities of that series will not bear interest prior to Maturity, the first day on which a payment of principal and any premium is made), and at least 10 days prior to each date of payment of principal and any premium or interest if there has been any change with respect to the matters set forth in the below-mentioned Officers' Certificate, the Company will furnish the Trustee and the Company's principal Paying Agent or Paying Agents, if other than the Trustee, with an Officers' Certificate instructing the Trustee and such Paying Agent or Paying Agents whether such payment of principal of and any premium or interest on the Securities of that series shall be made to Holders of Securities of that series or any related coupons who are United States Aliens without withholding for or on account of any tax, assessment or other governmental charge described in the Securities of that series. If any such withholding shall be required, then such Officers' Certificate shall specify by country the amount, if any, required to be withheld on such payments to such Holders of Securities or coupons and the Company will pay to the Trustee or such Paying Agent the additional amounts required by this Section. The Company covenants to indemnify the Trustee and any Paying Agent for, and to hold them harmless against, any loss, liability or expense reasonably incurred without negligence or bad faith on their part arising out of or in connection with actions taken or omitted by any of them in reliance on any Officers' Certificate furnished pursuant to this Section.


SECTION 1005. STATEMENTS AS TO COMPLIANCE.

      The Company will deliver to the Trustee, within 120 days after the end of each fiscal year, a written statement signed by the principal executive officer, principal financial officer or principal accounting officer of the Company stating that:

         (1) a review of the activities of the Company during such year and of performance under this

      Indenture has been made under his supervision; and

         (2) to the best of his knowledge, based on such review, the Company is (or is not) in compliance with all conditions and covenants under this Indenture, and if the signer has obtained knowledge of any default by the Company in the performance, observance or fulfillment of any such condition or covenant, specifying each such default and the nature and status thereof.

      For purposes of this Section, such compliance shall be determined without regard to any period of grace or requirement of notice provided under this Indenture.


SECTION 1006. CORPORATE EXISTENCE.

      Subject to Article Eight, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence.


SECTION 1007. PURCHASE OF SECURITIES BY COMPANY OR SUBSIDIARY.

      If and so long as the Securities of a series are listed on the London Stock Exchange and such stock exchange shall so require, the Company will not, and will not permit any of its Subsidiaries to, purchase any Securities of that series by private treaty at a price (exclusive of expenses and accrued interest) which exceeds 120% of the mean of the nominal quotations of the Securities of that series as shown in The Stock Exchange Daily Official List for the last trading day preceding the date of purchase.


SECTION 1008. LIENS ON ASSETS.

      Except as hereinafter provided in this Section 1008, so long as any Security shall remain Outstanding, the Company will not, and will not permit any Subsidiary to, create or suffer to exist any Mortgage, or otherwise subject to any Mortgage the whole or any part of any property or assets now owned or hereafter acquired by any of them, without securing, or causing such Subsidiary to secure, the Outstanding Securities, and any Indebtedness of the Company and such Subsidiary which may then be outstanding and entitled to the benefit of a covenant similar in effect to this covenant, equally and ratably with the Indebtedness secured by such Mortgage, for as long as any such Indebtedness is so secured.

      The foregoing covenant does not apply to the creation, extension, renewal or refunding of the following:

      (a) any Mortgage on any property of a corporation existing at the time such corporation is merged into or consolidated with, or at the time such corporation becomes a Subsidiary of, the Company or any Subsidiary or at the time of a sale, lease or other disposition of the assets of a corporation or other entity as an entirety or substantially as an entirety to the Company or such Subsidiary; provided, however, that such Mortgage does not spread (i) to other property at such time owned by the Company or any of its Subsidiaries or (ii) with respect to a merger or consolidation only, to other property thereafter acquired;

      (b) any Mortgage (i) on any property acquired or constructed by the Company or any Subsidiary to secure all or a portion of the price of such acquisition or construction or funds borrowed to pay all or a portion of the price of such acquisition or construction (including any Capitalized Lease Obligation) or (ii) to which any property or asset acquired by the Company or any Subsidiary is subject as of the date of its acquisition by the Company or such Subsidiary;

      (c) any Mortgage to secure public or statutory obligations or with any governmental agency at any time required by law in order to qualify the Company or any Subsidiary to conduct its business or any part thereof or in order to entitle it to maintain self-insurance or to obtain the benefits of any law relating to workers' compensation, unemployment insurance, old age pensions or other social security, or with any court, board, commission, or governmental agency as security incident to the proper conduct of any proceeding before it, including any Mortgage securing a letter of credit issued in the ordinary course of business in connection with any of the foregoing;

      (d) any Mortgage securing the performance of bids, tenders, leases, contracts (other than for the repayment of borrowed money), statutory obligations, surety and appeal bonds and other obligations of like nature, incurred as an incident to and in the ordinary course of business;

      (e) any Mortgage imposed by law, such as carriers', warehousemen's, mechanics', materialmen's suppliers', repairmen's and vendors' liens, incurred in good faith in the ordinary course of business with respect to obligations not delinquent or which are being contested in good faith by appropriate proceedings and as to which the Company or the relevant Subsidiary, as the case may be, shall have set aside on its books adequate reserves;

      (f) any Mortgage securing the payment of taxes, assessments and governmental charges or levies, either (i) not delinquent or (ii) being contested in good faith by appropriate legal or administrative proceedings and as to which the Company or the relevant Subsidiary, as the case may be, shall have set aside on its books adequate reserves;

      (g) any Mortgage created by or resulting from any litigation or proceeding which is currently being contested in good faith by appropriate proceedings and as to which (i) levy and execution have been stayed and continue to be stayed and (ii) the Company or the relevant Subsidiary, as the case may be, shall have set aside on its books adequate reserves; and

      (h) any Mortgage securing Indebtedness of a wholly owned Subsidiary to the Company or to another wholly owned Subsidiary for so long as such Indebtedness is held by the Company or such other wholly owned Subsidiary, in each case subject to no Mortgage held by a Person other than the Company or such other wholly owned Subsidiary.

      Notwithstanding the foregoing restrictions of this Section 1008, the Company and any Subsidiary may at any time create or suffer to exist any Mortgage which would otherwise be subject to the foregoing restrictions if the aggregate principal amount of Indebtedness secured by such Mortgage, together with (i) the aggregate principal amount of all other Indebtedness secured by Mortgages of the Company and any of its Subsidiaries then outstanding which would otherwise be subject to the foregoing restriction (not including Indebtedness secured by Mortgages permitted to be created or exist under paragraphs (a) through (h) above) and (ii) the aggregate in value of all Sale and Leaseback Transactions entered into by the Company and any of its Subsidiaries at such time which would be subject to the restrictions of Section 1009 except for the last sentence of such Section, does not at any time exceed 15% of Shareholders' Ownership.


SECTION 1009. LIMITATION ON SALE AND LEASEBACK TRANSACTIONS.

      The Company will not, and will not permit any Subsidiary to, enter into any Sale and Leaseback Transaction. This covenant shall not apply to any Sale and Leaseback Transaction if:

         (a) the lease in such Sale and Leaseback Transaction is a for a period not exceeding three years and the Company or the Subsidiary which is a party to such lease intends that its use of the property or asset which is the subject of such Sale and Leaseback Transaction will be discontinued on or before the expiration of such period;

         (b) the sale or transfer of any property or asset subject to such Sale and Leaseback Transaction is made prior to, at the time of, or within 180 days after the later of the date of the acquisition (including acquisition through merger or consolidation) of such property or asset or the completion of construction or material improvement thereof;

         (c) the Company or any Subsidiary shall apply an amount equal to the value of the property or asset so leased (as determined in any manner approved by the Board of Directors) to the retirement, within 180 days after the effective date of any such arrangement, of any Securities or Indebtedness of the Company or its Subsidiaries that is not subordinate in right of payment to the Securities; provided, however, that the amount to be so applied to the retirement of any Securities or such Indebtedness may be reduced by (i) the principal amount of any Securities delivered within 180 days before or after the effective date of any such arrangement to the Trustee for retirement and cancellation, and (ii) the principal amount of any such Indebtedness, other than Securities, retired (other than at maturity) by the Company or a Subsidiary within 180 days before or after the effective date of any such arrangement;

         (d) the lease in such Sale and Leaseback Transaction secures or relates to obligations issued by the United States, any state thereof or the District of Columbia, or any department, agency or instrumentality or political subdivision of any of the foregoing, or by any other country or any department, agency or instrumentality or political subdivision thereof, or any agent or trustee acting on behalf of any of the foregoing or on behalf of the holders of obligations issued by any of the foregoing, to finance the acquisition or construction or material improvement of the property or asset so leased; or

         (e) the Sale and Leaseback Transaction is between or among the Company and one or more Subsidiaries, or between or among Subsidiaries.

      Notwithstanding the foregoing provisions of this Section 1009, the Company and any Subsidiary may at any time enter into a Sale and Leaseback Transaction which would otherwise be subject to the foregoing restrictions if the aggregate in value of such Sale and Leaseback Transaction, together with (i) the aggregate in value of all other Sale and Leaseback Transactions entered into by the Company and any of its Subsidiaries at such time which would otherwise be subject to the foregoing restriction (not including Sale and Leaseback Transactions permitted to be entered into under paragraphs (a) through (e) above) and (ii) the aggregate principal amount of all other Indebtedness secured by Mortgages of the Company and any of its Subsidiaries then outstanding which would be subject to the restrictions of Section 1008 except for the last sentence of such Section, does not at any time exceed 15% of Shareholders' Ownership.


SECTION 1010. WAIVER OF CERTAIN COVENANTS.

      The Company may with respect to the Securities of a series omit in any particular instance to comply with any term, provision or condition set forth in Sections 801(c) and 1006 to 1009, inclusive, and any other covenant not set forth herein and specified pursuant to Section 301 to be applicable to the Securities of any series if before the time for such compliance the Holders of at least 66-2/3% in principal amount of the Outstanding Securities of such series shall, by Act of such Holders, either waive such compliance in such instance or generally waive compliance with such term, provision or condition, but no such waiver shall extend to or affect such term, provision or condition except to the extent expressly so waived, and, until such waiver shall become effective, the obligations of the Company and the duties of the Trustee in respect of any such term, provision or condition shall remain in full force and effect.

SECTION 1011. DEFEASANCE OF CERTAIN OBLIGATIONS.

      Unless this Section is specified, as contemplated by Section 301, to be inapplicable to Securities of any series, the Company may omit to comply with any term, provision or condition set forth in Sections 801(c), 1007, 1008 and 1009, and such omission with respect to Sections 801(c), 1007, 1008 and 1009, shall not be an Event of Default, in each case with respect to Securities of that series, provided that the following conditions have been satisfied:

         (a) with reference to this Section, the Company has deposited or caused to be deposited with the Trustee irrevocably (but subject to the provisions of Section 402 and the last paragraph of Section 1003), as trust funds in trust, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of the Securities of that series,
      (i) lawful money of the United States (or, if the Securities of such series are payable in a currency other than Dollars, lawful money of the payment currency) in an amount, or (ii) U.S. Government Obligations which through the payment of interest and principal in respect thereof in accordance with their terms will provide not later than the opening of business on the due dates of any payments referred to in clause (A) or (B) of this subparagraph (a) lawful money of the United States in an amount, or (iii) a combination thereof, sufficient in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge (A) the principal of (and premium, if any) and each installment of principal (and premium, if any) and any interest on the Outstanding Securities of that series on the Stated Maturity Date of such principal or installment of principal or interest and (B) any mandatory sinking fund payments or analogous payments applicable to Securities of such series on the day on which such payments are due and payable in accordance with the terms of this Indenture and of such Securities and such funds have been deposited for 91 days;

         (b) the Company has paid or caused to be paid all other sums payable with respect to the Outstanding Securities of such series;

         (c) such deposit shall not in the Opinion of Counsel cause the Trustee with respect to the Securities of that series to have a conflicting interest as defined in Section 608 and for purposes of the Trust Indenture Act with respect to the Securities of any series;

         (d) such deposit will not result in a breach or violation of, or constitute a default under, this Indenture or any other agreement or instrument to which the Company is a party or by which it is bound;

         (e) no Event of Default or event which with the giving of notice or lapse of time, or both, would become an Event of Default with respect to the Securities of that series shall have occurred and be continuing on the date of such deposit and no Event of Default under Section 501(e) or
      Section 501(f) or event which with the giving of notice or lapse of time, or both, would become an Event of Default under Section 501(e) or Section 501(f) shall have occurred and be continuing on the 91st day after such date;

         (f) the Company has delivered to the Trustee an Opinion of Counsel or a ruling from or published by the United States Internal Revenue Service, to the effect that Holders of the Securities of such series will not recognize income, gain or loss for federal income tax purposes as a result of such deposit and defeasance of certain obligations and will be subject to federal income tax on the same amount and in the same manner and at the same times as would have been the case if such deposit and defeasance had not occurred;

         (g) if the Securities of that series are then listed on any foreign or domestic securities exchange, the Company has delivered to the Trustee an Opinion of Counsel to the effect that such deposit and defeasance will not cause such Securities to be delisted; and

         (h) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the defeasance contemplated in this Section have been complied with and an Opinion of Counsel to the effect that either (i) as a result of such deposit and the related exercise of the Company's option under this Section, registration is not required under the Investment Company Act of 1940, as amended, by the Company, the trust funds representing such deposit or the Trustee or (ii) all necessary registrations under said Act have been effected.


                                 ARTICLE ELEVEN

                            REDEMPTION OF SECURITIES


SECTION 1101. APPLICABILITY OF ARTICLE.

      Securities of any series which are redeemable before their Stated Maturity Date shall be redeemable in accordance with their terms and (except as specified as contemplated by Section 301 for Securities of any series) in accordance with this Article.


SECTION 1102. ELECTION TO REDEEM; NOTICE TO TRUSTEE.

      The election of the Company to redeem any Securities shall be evidenced by a Board Resolution. In the case of any redemption at the election of the Company of less than all the Securities of any series, the Company shall, at least 60 days prior to the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee of such Redemption Date and of the principal amount of Securities of such series to be redeemed and shall deliver to the Trustee such documentation and records as shall enable the Trustee to select the Securities to be redeemed pursuant to Section 1103. In the case of any redemption of Securities (a) prior to the expiration of any restriction on such redemption provided in the terms of such Securities or elsewhere in this Indenture, or (b) pursuant to an election of the Company which is subject to a condition specified in the terms of such Securities, the Company shall furnish the Trustee with an Officers' Certificate evidencing compliance with such restriction or condition.

SECTION 1103. SELECTION BY TRUSTEE OF SECURITIES TO BE REDEEMED.

      If less than all the Securities of any series having the same terms are to be redeemed, the particular Securities to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Trustee, from the Outstanding Securities of such series not previously called for redemption, by such method as the Trustee shall deem fair and appropriate and which may provide for the selection for redemption of portions (equal to the minimum authorized denomination for Securities of that series or any integral multiple thereof) of the principal amount of Registered Securities of such series of a denomination larger than the minimum authorized denomination for Securities of that series. If so specified in the Securities of a series, partial redemptions must be in an amount not less than $1,000,000 principal amount of Securities.

      The Trustee shall promptly notify the Company in writing of the Securities selected for redemption and, in the case of any Securities selected for partial redemption, the principal amount thereof to be redeemed.

      For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Securities redeemed or to be redeemed only in part, to the portion of the principal amount of such Securities which has been or is to be redeemed.


SECTION 1104. NOTICE OF REDEMPTION.

      Notice of redemption shall be given in the manner provided in Section 106 to the Holders of Securities to be redeemed not less than 30 nor more than 60 days prior to the Redemption Date.

      All notices of redemption shall state:

         (a)  the Redemption Date,

         (b)  the Redemption Price,

         (c) if less than all the Outstanding Securities of any series having the same terms are to be redeemed, the identification (and, in the case of partial redemption, the principal amounts) of the particular Securities to be redeemed,

         (d) that on the Redemption Date the Redemption Price will become due and payable upon each such Security or portion thereof to be redeemed and, if applicable, the interest thereon will cease to accrue on and after said date,

         (e) the place or places where such Securities, together in the case of Bearer Securities with all coupons appertaining thereto, if any, maturing after the Redemption Date, are to be surrendered for payment of the Redemption Price,

         (f)  that the redemption is for a sinking fund, if such is the case,

         (g) that, unless otherwise specified in such notice, Bearer Securities of any series, if any, surrendered for redemption must be accompanied by all coupons maturing subsequent to the date fixed for redemption or the amount of any such missing coupon or coupons will be deducted from the Redemption Price, unless security or indemnity satisfactory to the Company, the Trustee and any Paying Agent is furnished, and

         (h) if Bearer Securities of any series are to be redeemed and any Registered Securities of such series are not to be redeemed, and if such Bearer Securities may be exchanged for Registered Securities not subject to redemption on this Redemption Date pursuant to Section 305 or otherwise, the last date, as determined by the Company, on which such exchanges may be made.

      A notice of redemption published as contemplated by Section 106 need not identify particular Registered Securities to be redeemed.

      Notice of redemption of Securities to be redeemed at the election of the Company shall be given by the Company or, at the Company's request, by the Trustee in the name and at the expense of the Company.


SECTION 1105. DEPOSIT OF REDEMPTION PRICE.

      Prior to any Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 1003) an amount of money sufficient to pay the Redemption Price of, and (except if the Redemption Date shall be an Interest Payment Date unless otherwise specified as contemplated by
Section 301) any accrued interest on, all the Securities which are to be redeemed on that date.


SECTION 1106. SECURITIES PAYABLE ON REDEMPTION DATE.

      Notice of redemption having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified, and from and after such date (unless the Company shall default in the payment of the Redemption Price and any accrued interest) such Securities shall cease to bear interest and the coupons for such interest appertaining to any Bearer Securities so to be redeemed, except to the extent provided below, shall be void. Upon surrender of any such Security for redemption in accordance with said notice, together with all coupons, if any, appertaining thereto maturing after the Redemption Date, such Security or specified portions thereof shall be paid by the Company at the Redemption Price, together with any accrued interest to the Redemption Date; provided, however, that installments of interest on Bearer Securities whose Stated Maturity Date is on or prior to the Redemption Date shall be payable only at an office or agency located outside the United States (except as otherwise provided in Section 1002) and, unless otherwise specified as contemplated by Section 301, only upon presentation and surrender of coupons for such interest; and provided, further, that, unless otherwise specified as contemplated by Section 301, installments of interest on Registered Securities whose Stated Maturity Date is on or prior to the Redemption Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant Record Dates according to their terms and the provisions of Sections 305 and 307.

      If any Bearer Security surrendered for redemption shall not be accompanied by all appurtenant coupons maturing after the Redemption Date, such Security may be paid after deducting from the Redemption Price an amount equal to the face amount of all such missing coupons, or the surrender of such missing coupon or coupons may be waived by the Company and the Trustee, if there be furnished to them such security or indemnity as they may require to save each of them and any Paying Agent harmless. If thereafter the Holder of such Security shall surrender to the Trustee or any Paying Agent any such missing coupon in respect of which a deduction shall have been made from the Redemption Price, such Holder shall be entitled to receive the amount so deducted; provided, however, that interest represented by coupons shall be payable only at an office or agency located outside the United States (except as otherwise provided in Section 1002) and, unless otherwise specified as contemplated by Section 301, only upon presentation and surrender of those coupons.

      If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal and any premium shall, until paid, bear interest from the Redemption Date at the rate prescribed therefor in the Security.


SECTION 1107. SECURITIES REDEEMED IN PART.

      Any Registered Security which is to be redeemed only in part shall be surrendered at a Place of Payment therefor (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder thereof or his attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such Security without service charge, a new Registered Security or Securities of the same series and of like tenor, of any authorized denomination as requested by such Holder, in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered. If a Security in permanent global form is so surrendered, the Company shall execute, and the Trustee shall authenticate and deliver to the U.S. Depositary or Common Depositary for such Security in permanent global form, without service charge, a new Security in permanent global form in a denomination equal to and in exchange for the unredeemed portion of the principal of the Security in permanent global form so surrendered.


                                 ARTICLE TWELVE

                                  SINKING FUNDS


SECTION 1201. APPLICABILITY OF ARTICLE.

      The provisions of this Article shall be applicable to any sinking fund for the retirement of Securities of a series except as otherwise specified as contemplated by Section 301 for Securities of such series.

      The minimum amount of any sinking fund payment provided for by the terms of Securities of any series is herein referred to as a "mandatory sinking fund payment," and any payment in excess of such minimum amount provided for by the terms of Securities of any series is herein referred to as an "optional sinking fund payment" If provided for by the terms of Securities of any series, the cash amount of any sinking fund payment may be subject to reduction as provided in
Section 1202. Each sinking fund payment shall be applied to the redemption of Securities of any series as provided for by the terms of Securities of such series.

SECTION 1202. SATISFACTION OF SINKING FUND PAYMENTS WITH SECURITIES.

      The Company (a) may deliver Outstanding Securities of a series (other than any previously called for redemption), together in the case of any Bearer Securities of such series with all unmatured coupons appertaining thereto, and
(b) may apply as a credit Securities of a series which have been redeemed either at the election of the Company pursuant to the terms of such Securities or through the application of permitted optional sinking fund payments pursuant to the terms of such Securities, in each case in satisfaction of all or any part of any sinking fund payment with respect to the Securities of such series required to be made pursuant to the terms of such Securities as provided for by the terms of such series; provided, that such Securities have not been previously so credited. Such Securities shall be received and credited for such purpose by the Trustee at the Redemption Price specified in such Securities for redemption through operation of the sinking fund and the amount of such sinking fund payment shall be reduced accordingly.


SECTION 1203. REDEMPTION OF SECURITIES FOR SINKING FUND.

      Not less than 60 days prior to each sinking fund payment date for any series of Securities, the Company will deliver to the Trustee an Officers' Certificate specifying the amount of the next ensuing sinking fund payment for that series pursuant to the terms of that series, the portion thereof, if any, which is to be satisfied by payment of cash and the portion thereof, if any, which is to be satisfied by delivering and crediting Securities of that series pursuant to Section 1202 and shall state the basis for such credit and that such Securities have not previously been so credited and will also deliver to the Trustee any Securities to be so delivered (if not previously delivered). Not less than 30 days before each such sinking fund payment date the Trustee shall select the Securities to be redeemed upon such sinking fund payment date in the manner specified in Section 1103 and cause notice of the redemption thereof to be given in the name of and at the expense of the Company in the manner provided in Section 1104. Such notice having been duly given, the redemption of such Securities shall be made upon the terms and in the manner stated in Sections 1105, 1106 and 1107.


                                ARTICLE THIRTEEN

                        MEETINGS OF HOLDERS OF SECURITIES


SECTION 1301. PURPOSES FOR WHICH MEETINGS MAY BE CALLED.

      A meeting of Holders of Securities of any series may be called at any time and from time to time pursuant to this Article to make, give or take any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be made, given or taken by Holders of Securities of such series.

SECTION 1302. CALL, NOTICE AND PLACE OF MEETINGS.

      (a) The Trustee may at any time call a meeting of Holders of Securities of any Securities for any purpose specified in Section 1301, to be held at such time and at such place in the Borough of Manhattan, The City of New York, Cincinnati, Ohio or London, England as the Trustee shall determine. Notice of every meeting of Holders of Securities of any series, setting forth the time and the place of such meeting and in general terms the action proposed to be taken at such meeting, shall be given, in the manner provided in Section 106, not less than 20 nor more than 180 days prior to the date fixed for the meeting.

      (b) In case at any time the Company, pursuant to a Board Resolution, or the Holders of at least 10% in principal amount of the Outstanding Securities of any such series shall have requested the Trustee to call a meeting of the Holders of Securities of such series for any purpose specified in Section 1301, by written request setting forth in reasonable detail the action proposed to be taken at the meeting, and the Trustee shall not have mailed notice of or made the first publication of the notice of such meeting within 30 days after receipt of such request or shall not thereafter proceed to cause the meeting to be held as provided herein, the Company or the Holders of Securities of such series in the amount above specified, as the case may be, may determine the time and the place in the Borough of Manhattan, The City of New York, Cincinnati, Ohio or London for such meeting and may call such meeting for such purposes by giving notice thereof as provided in subsection (a) of this Section.


SECTION 1303. PERSONS ENTITLED TO VOTE AT MEETINGS.

      To be entitled to vote at any meeting of Holders of Securities of any series, a Person shall be (a) a Holder of one or more Outstanding Securities of such series, or (b) a Person appointed by an instrument in writing as proxy for a Holder or Holders of one or more Outstanding Securities of such series by such Holder or Holders. The only Persons who shall be entitled to be present or to speak at any meeting of Holders of Securities of any series shall be the Persons entitled to vote at such meeting and their counsel, any representatives of the Trustee and its counsel and any representatives of the Company and its counsel.


SECTION 1304. QUORUM; ACTION.

      The Persons entitled to vote a majority in principal amount of the Outstanding Securities of a series shall constitute a quorum for a meeting of Holders of Securities of such series; provided, however, that if any action is to be taken at such meeting with respect to a consent or waiver which this Indenture expressly provides may be given by the Holders of not less than 66-2/3% in principal amount of the Outstanding Securities of a series, the Persons entitled to vote 66-2/3% in principal amount of the Outstanding Securities of such series shall constitute a quorum. In the absence of quorum within 30 minutes of the time appointed for any such meeting, the meeting shall, if convened at the request of Holders of Securities of such series, be dissolved. In any other case the meeting may be adjourned for a period of not less than 10 days as determined by the chairman of the meeting prior to the adjournment of such meeting. In the absence of a quorum at any adjourned meeting, such adjourned meeting may be further adjourned for a period of not less than 10 days as determined by the chairman of the meeting prior to the adjournment of such adjourned meeting. Notice of the reconvening of any adjourned meeting shall be given as provided in Section 1302(a), except that such notice need be given only once not less than five days prior to the date on which the meeting is scheduled to be reconvened. Notice of the reconvening of an adjourned meeting shall state expressly the percentage, as provided above, of the principal amount of the Outstanding Securities of such series which shall constitute a quorum.

      Except as limited by the proviso to Section 902, any resolution presented to a meeting or adjourned meeting duly reconvened at which a quorum is present as aforesaid may be adopted by the affirmative vote of the Holders of a majority in principal amount of the Outstanding Securities of that series; provided, however, that, except as limited by the proviso to Section 902, any resolution with respect to any consent or waiver which this Indenture expressly provides may be given by the Holders of not less than 66-2/3% in principal amount of the Outstanding Securities of a series may be adopted at a meeting or an adjourned meeting duly convened and at which a quorum is present as aforesaid only by the affirmative vote of the Holders of 66-2/3% in principal amount of the Outstanding Securities of that series; and provided, further, that, except as limited by the proviso to Section 902, any resolution with respect to any request, demand, authorization, direction, notice, consent, waiver or other action which this Indenture expressly provides may be made, given or taken by the Holders of a specified percentage, which is less than a majority, in principal amount of the Outstanding Securities of a series may be adopted at a meeting or an adjourned meeting duly reconvened and at which a quorum is present as aforesaid by the affirmative vote of the Holders of such specified percentage in principal amount of the Outstanding Securities of that series.

      Except as limited by the proviso to Section 902, any resolution passed or decision taken at any meeting of Holders of Securities of any series duly held in accordance with this Section shall be binding on all the Holders of Securities of such series and the related coupons, whether or not present or represented at the meeting.


SECTION 1305. DETERMINATION OF VOTING RIGHTS; CONDUCT AND ADJOURNMENT OF
              MEETINGS.

      (a) Notwithstanding any other provisions of this Indenture, the Trustee may make such reasonable regulations as it may deem advisable for any meeting of Holders of Securities of a series in regard to proof of the holding of Securities of such series and of the appointment of proxies and in regard to the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote and such other matters concerning the conduct of the meeting as it shall deem appropriate. Except as otherwise permitted or required by any such regulation, the holding of Securities shall be proved in the manner specified in Section 104 and the appointment of any proxy shall be proved in the manner specified in Section 104 or by having the signature of the person executing the proxy witnessed or guaranteed by any trust company, bank or banker authorized by Section 104 to certify to the holding of Bearer Securities. Such regulations may provide that written instruments appointing proxies, regular on their face, may be presumed valid and genuine without proof specified in Section 104 or other proof.

      (b) The Trustee shall, by an instrument in writing, appoint a temporary chairman of the meeting, unless the meeting shall have been called by the Company or by Holders of Securities as provided in Section 1302(b), in which case the Company or the Holders of Securities of the series calling the meeting, as the case may be, shall in like manner appoint a temporary chairman. A permanent chairman and a permanent secretary of the meeting shall be elected by vote of the Persons entitled to vote a majority in principal amount of the Outstanding Securities of such series represented at the meeting.

      (c) At any meeting each Holder of a Security of such series or proxy shall be entitled to one vote for each $1,000 (or equivalent thereof in a foreign currency or currency unit) principal amount of Outstanding Securities of such series held or represented by him; provided, however, that no vote shall be cast or counted at any meeting in respect of any Security challenged as not Outstanding and ruled by the chairman of the meeting to be not Outstanding. The chairman of the meeting shall have no right to vote, except as a Holder of a Security of such series or proxy.

      (d) Any meeting of Holders of Securities of any series duly called pursuant to Section 1302 at which a quorum is present may be adjourned from time to time by Persons entitled to vote a majority in principal amount of the Outstanding Securities of such series represented at the meeting; and the meeting may be held as so adjourned without further notice.


SECTION 1306. COUNTING VOTES AND RECORDING ACTION OF MEETINGS.

      The vote upon any resolution submitted to any meeting of Holders of Securities of any series shall be by written ballots on which shall be subscribed the signatures of the Holders of Securities of such series or of their representatives by proxy and the principal amounts and serial numbers of the Outstanding Securities of such Series held or represented by them. The permanent chairman of the meeting shall appoint two inspectors of votes who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports in duplicate of all votes cast at the meeting. A record, at least in duplicate, of the proceedings of each meeting of Holders of Securities of any series shall be prepared by the secretary of the meeting and there shall be attached to said record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more persons having knowledge of the facts setting forth a copy of the notice of the meeting and showing that said notice was given as provided in Section 1302 and, if applicable, Section 1304. Each copy shall be signed and verified by the affidavits of the permanent chairman and secretary of the meeting and one such copy shall be delivered to the Company, and another to the Trustee to be preserved by the Trustee, the latter to have attached thereto the ballots voted at the meeting. Any record so signed and verified shall be conclusive evidence of the matters therein stated.

                                      * * *

      This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

      IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.


                                        THE E.W. SCRIPPS COMPANY

Attest:

                                        By:
                                        Title:



                                        THE CHASE MANHATTAN BANK

Attest:

                                        By:
                                        Title:

STATE OF           :
                   :  ss:
COUNTY OF          :



      On the __th day of ___________, 1997, before me personally came ___________ to me known, who, being by me duly sworn, did depose and say that he is ________ of The E.W. Scripps Company, one of the corporations described in and which executed the foregoing instrument, and that he signed his name thereto by authority of the Board of Directors of said corporation.



(Seal)

                                                 Notary Public

STATE OF NEW YORK           :
                            : ss:
COUNTY OF NEW YORK          :



      On the __th day of __________, 1997, before me personally came ____________________ to me known, who, being by me duly sworn, did depose and say that he is _______________ of The Chase Manhattan Bank, a New York banking corporation, one of the corporations described in and which executed the foregoing instrument, and that she signed her name thereto by authority of the Board of Directors of said corporation.



(Seal)


                                               Notary Public

                                TABLE OF CONTENTS

                                                                                                               Page

              ARTICLE ONE

DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION.........................................................  1

Section 101.     Definitions....................................................................................  1

Act   ..........................................................................................................  1

Affiliate.......................................................................................................  1

Authenticating Agent............................................................................................  1

Authorized Newspaper............................................................................................  1

Bearer Security.................................................................................................  2

Board of Directors..............................................................................................  2

Board Resolution................................................................................................  2

Book-Entry Security.............................................................................................  2

Business Day....................................................................................................  2

Capital Stock...................................................................................................  2

Capitalized Lease Obligation....................................................................................  2

CEDEL Bank......................................................................................................  2

Commission......................................................................................................  2

Common Depositary...............................................................................................  2

Company.........................................................................................................  2

"Company Request" or "Company Order"............................................................................  2

Corporate Trust Office..........................................................................................  2

corporation.....................................................................................................  2

coupon..........................................................................................................  2

Currency Determination Agent....................................................................................  3

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
                                                                                                               Page


Defaulted Interest..............................................................................................  3

Depositary......................................................................................................  3

Dollar" or "$"..................................................................................................  3

Euro-clear......................................................................................................  3

Event of Default................................................................................................  3

Exchange Date...................................................................................................  3

Holder..........................................................................................................  3

Indebtedness....................................................................................................  3

Indenture.......................................................................................................  3

interest........................................................................................................  3

Interest Payment Date...........................................................................................  3

Market Exchange Rate............................................................................................  3

Maturity........................................................................................................  4

Mortgage........................................................................................................  4

Officers' Certificate...........................................................................................  4

Opinion of Counsel..............................................................................................  4

Original Issue Discount Security................................................................................  4

Outstanding.....................................................................................................  4

Paying Agent....................................................................................................  5

Person..........................................................................................................  5

Place of Payment................................................................................................  5

Predecessor Security............................................................................................  5

Redemption Date.................................................................................................  5

Redemption Price................................................................................................  5

                                                                                                               Page



Registered Security.............................................................................................  5

Regular Record Date.............................................................................................  5

Responsible Officer.............................................................................................  5

Sale and Leaseback Transaction..................................................................................  5

Securities......................................................................................................  5

Security Register...............................................................................................  5

Security Registrar..............................................................................................  5

Shareholders' Ownership.........................................................................................  6

Special Record Date.............................................................................................  6

Stated Maturity Date............................................................................................  6

Subsidiary......................................................................................................  6

Trustee.........................................................................................................  6

Trust Indenture Act.............................................................................................  6

United States...................................................................................................  6

United States Alien.............................................................................................  6

U.S. Depositary.................................................................................................  6

U.S. Government Obligations.....................................................................................  6

Vice President..................................................................................................  7

Voting Stock....................................................................................................  7

Section 102.     Compliance Certificates and Opinions...........................................................  7

Section 103.     Form of Documents Delivered to Trustee.........................................................  7

Section 104.     Acts of Holders................................................................................  8

Section 105.     Notices, Etc., to Trustee and Company..........................................................  9

Section 106.     Notice to Holders of Securities; Waiver........................................................  9

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
                                                                                                               Page



Section 107.     Language of Notices, Etc....................................................................... 10

Section 108.     Conflict with Trust Indenture Act.............................................................. 10

Section 109.     Effect of Headings and Table of Contents....................................................... 10

Section 110.     Successors and Assigns......................................................................... 10

Section 111.     Separability Clause............................................................................ 11

Section 112.     Benefits of Indenture.......................................................................... 11

Section 113.     Exemption from Individual Liability............................................................ 11

Section 114.     Governing Law.................................................................................. 11

Section 115.     Legal Holidays................................................................................. 11
              ARTICLE TWO

SECURITY FORMS.................................................................................................. 12

Section 201.     Forms Generally................................................................................ 12

Section 202.     Form of Trustee's Certificates of Authentication............................................... 12

Section 203.     Securities in Global Form...................................................................... 13
              ARTICLE THREE

THE SECURITIES.................................................................................................. 13

Section 301.     Amount Unlimited; Issuable in Series........................................................... 13

Section 302.     Denominations.................................................................................. 16

Section 303.     Execution, Authentication, Delivery and Dating................................................. 16

Section 304.     Temporary Securities........................................................................... 18

Section 305.     Registration, Registration of Transfer and Exchange............................................ 20

Section 306.     Mutilated, Destroyed, Lost and Stolen Security and Coupons..................................... 23

Section 307.     Payment of Interest; Interest Rights Preserved................................................. 24

Section 308.     Persons Deemed Owners.......................................................................... 25

Section 309.     Cancellation................................................................................... 25

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
                                                                                                               Page



Section 310.     Computation of Interest........................................................................ 26

Section 311.     Appointment and Resignation of Successor Currency Determination Agent.......................... 26

Section 312.     CUSIP Numbers.................................................................................. 26
              ARTICLE FOUR

SATISFACTION AND DISCHARGE...................................................................................... 26

Section 401.     Satisfaction, Discharge and Defeasance of Securities of any Series Prior to the Stated
                 Maturity Date other than Upon Redemption....................................................... 26

Section 402.     Application of Trust Money..................................................................... 29

Section 403.     Satisfaction and Discharge of Indenture........................................................ 29

Section 404.     Reinstatement.................................................................................. 29

Section 405.     Satisfaction and Discharge of Securities of a Series at the Stated Maturity Date or
                 Upon Redemption................................................................................ 29
              ARTICLE FIVE

REMEDIES........................................................................................................ 30

Section 501.     Events of Default.............................................................................. 30

Section 502.     Acceleration of Maturity; Rescission and Annulment............................................. 31

Section 503.     Collection of Indebtedness and Suits for Enforcement by Trustee................................ 31

Section 504.     Trustee May File Proofs of Claim............................................................... 32

Section 505.     Trustee May Enforce Claims Without Possession of Securities or Coupons......................... 33

Section 506.     Application of Money Collected................................................................. 33

Section 507.     Limitations on Suits........................................................................... 33

Section 508.     Unconditional Right of Holders to Receive Principal, Premium and Interest...................... 34

Section 509.     Restoration of Rights and Remedies............................................................. 34

Section 510.     Rights and Remedies Cumulative................................................................. 34

Section 511.     Delay or Omission Not Waiver................................................................... 34

Section 512.     Control by Holders of Securities............................................................... 35

                                                                                                               Page



Section 513.     Waiver of Past Defaults........................................................................ 35

Section 514.     Undertaking for Costs.......................................................................... 35

Section 515.     Waiver of Stay or Extension Laws............................................................... 35

Section 516.  Judgment Currency................................................................................. 36
              ARTICLE SIX

THE TRUSTEE..................................................................................................... 36

Section 601.     Certain Duties and Responsibilities............................................................ 36

Section 602.     Notice of Defaults............................................................................. 37

Section 603.     Certain Rights of Trustee...................................................................... 37

Section 604.     Not Responsible for Recitals or Issuance of Securities......................................... 38

Section 605.     May Hold Securities............................................................................ 38

Section 606.     Money Held in Trust............................................................................ 39

Section 607.     Compensation and Reimbursement................................................................. 39

Section 608.     Disqualification; Conflicting Interests........................................................ 39

Section 609.     Corporate Trustee Required; Eligibility........................................................ 39

Section 610.     Resignation and Removal; Appointment of Successor.............................................. 40

Section 611.     Acceptance of Appointment by Successor......................................................... 41

Section 612.     Merger, Conversion, Consolidation or Succession to Business.................................... 42

Section 613.     Preferential Collection of Claims Against Company.............................................. 42

Section 614.     Appointment of Authenticating Agent............................................................ 45
              ARTICLE SEVEN

HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY............................................................... 46

Section 701.     Company to Furnish Trustee Names and Addresses of Holders...................................... 46

Section 702.     Preservation of Information; Communication to Holders.......................................... 46

Section 703.     Reports of Trustee............................................................................. 47

                                                                                                               Page



Section 704.     Reports by Company............................................................................. 49
              ARTICLE EIGHT

CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE............................................................ 49

Section 801.     Company May Consolidate, Etc.; Only on Certain Terms........................................... 49

Section 802.     Successor Substituted.......................................................................... 50
              ARTICLE NINE

SUPPLEMENTAL INDENTURES......................................................................................... 50

Section 901.     Supplemental Indentures Without Consent of Holders............................................. 50

Section 902.     Supplemental Indenture with Consent of Holders................................................. 51

Section 903.     Execution of Supplemental Indentures........................................................... 52

Section 904.     Effect of Supplemental Indentures.............................................................. 52

Section 905.     Conformity with Trust Indenture Act............................................................ 53

Section 906.     Reference in Securities to Supplemental Indentures............................................. 53
              ARTICLE TEN

COVENANTS....................................................................................................... 53

Section 1001.    Payment of Principal, Premium and Interest..................................................... 53

Section 1002.    Maintenance of Office or Agency................................................................ 53

Section 1003.    Money for Securities Payments to Be Held in Trust.............................................. 54

Section 1004.    Additional Amounts............................................................................. 55

Section 1005.    Statements as to Compliance.................................................................... 56

Section 1006.    Corporate Existence............................................................................ 56

Section 1007.    Purchase of Securities by Company or Subsidiary................................................ 56

Section 1008.    Liens on Assets................................................................................ 57

Section 1009.    Limitation on Sale and Leaseback Transactions.................................................. 58

Section 1010.    Waiver of Certain Covenants.................................................................... 59

                                                                                                               Page



Section 1011.    Defeasance of Certain Obligations.............................................................. 59
              ARTICLE ELEVEN

REDEMPTION OF SECURITIES........................................................................................ 60

Section 1101.    Applicability of Article....................................................................... 60

Section 1102.    Election to Redeem; Notice to Trustee.......................................................... 60

Section 1103.    Selection by Trustee of Securities to Be Redeemed.............................................. 61

Section 1104.    Notice of Redemption........................................................................... 61

Section 1105.    Deposit of Redemption Price.................................................................... 62

Section 1106.    Securities Payable on Redemption Date.......................................................... 62

Section 1107.    Securities Redeemed in Part.................................................................... 63
              ARTICLE TWELVE

SINKING FUNDS................................................................................................... 63

Section 1201.    Applicability of Article....................................................................... 63

Section 1202.    Satisfaction of Sinking Fund Payments with Securities.......................................... 63

Section 1203.    Redemption of Securities for Sinking Fund...................................................... 64
              ARTICLE THIRTEEN

MEETINGS OF HOLDERS OF SECURITIES............................................................................... 64

Section 1301.    Purposes for Which Meetings May Be Called...................................................... 64

Section 1302.    Call, Notice and Place of Meetings............................................................. 64

Section 1303.    Persons Entitled to Vote at Meetings........................................................... 64

Section 1304.    Quorum; Action................................................................................. 65

Section 1305.    Determination of Voting Rights; Conduct and Adjournment of Meetings............................ 65

Section 1306.    Counting Votes and Recording Action of Meetings................................................ 66
              CROSS REFERENCE SHEET*
Between.........................................................................................................  x

                             CROSS REFERENCE SHEET*

                                     BETWEEN

      Provisions of Sections 310 through 318(a) inclusive of the Trust Indenture Act and the Indenture dated as of ______________, 1997 between The E.W. Scripps Company and The Chase Manhattan Bank, as Trustee.

SECTION OF ACT                                                                             SECTION OF INDENTURE

310(a)(1)..............................................................................            609
310(a)(2)..............................................................................            609
310(a)(3)..............................................................................             **
310(a)(4)..............................................................................             **
310(b).................................................................................       608 and 610(d)
310(c).................................................................................             **
311(a).................................................................................     613(a) and 613(c)
311(b).................................................................................      613(b) ad 613(c)
311(c).................................................................................             **
312(a).................................................................................       701 and 702(a)
312(b).................................................................................           702(b)
312(c).................................................................................           702(c)
313(a).................................................................................           703(a)
313(b).................................................................................           703(b)
313(c).................................................................................           703(c)
313(d).................................................................................           703(d)
314(a).................................................................................        704 and 1005
314(b).................................................................................             **
314(c).................................................................................            102
314(c)(1)..............................................................................            102
314(c)(2)..............................................................................            102
314(c)(3)..............................................................................             **
314(d).................................................................................             **
314(e).................................................................................            102
315(a).................................................................................           601(a)
315(b).................................................................................            602
315(c).................................................................................           601(b)
315(d)(1)..............................................................................         601(a)(i)
315(d)(2)..............................................................................         601(c)(ii)
315(d)(3)..............................................................................        601(c)(iii)
315(e).................................................................................            514
316(a).................................................................................            101
316(a)(1)(A)...........................................................................        502 and 512
316(a)(1)(B)...........................................................................            513
316(a)(2)..............................................................................             **
316(b).................................................................................            508

317(a)(1)..............................................................................            503
317(a)(2)..............................................................................            504
317(b).................................................................................            1003
318(a).................................................................................            108

---------------------

* This cross reference sheet shall not, for any purpose, be deemed to be a part of the Indenture.
**    Not applicable.

                                                                       EXHIBIT A




                    [FORM OF REGISTERED SECURITY WHICH IS NOT
                      AN ORIGINAL ISSUE DISCOUNT SECURITY]

                                 [FORM OF FACE]

                            THE E.W. SCRIPPS COMPANY


No. [R-]                                  [U.S.$][payment currency if not U.S.$]

      [If the registered owner of this Security (as indicated below) is The Depository Trust Company (the "Depositary") or a nominee of the Depositary, insert--Unless this certificate is presented by an authorized representative of The Depository Trust Company (55 Water Street, New York, New York) to the Company or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of CEDE & CO., or such other name as requested by an authorized representative of The Depository Trust Company and any payment is made to CEDE & CO. or to such other entity as is requested by an authorized representative of The Depository Trust Company, ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL since the registered owner hereof, CEDE & CO., has an interest herein.]

ISSUE PRICE:                                   INITIAL REDEMPTION DATE:

ORIGINAL ISSUE DATE:                           STATED MATURITY DATE:

BASE RATE:                                     INITIAL INTEREST RATE:

OPTION TO ELECT
REPAYMENT:  __ YES __NO

INDEX MATURITY:                                OPTIONAL REPAYMENT DATES:

SPREAD (PLUS OR MINUS):                        OPTIONAL REPAYMENT PRICES:

SPREAD MULTIPLIER:                             OPTIONAL RESET DATES:

MAXIMUM INTEREST RATE:                         OPTIONAL EXTENSION:__YES __NO

MINIMUM INTEREST RATE:                         FINAL MATURITY:

INTEREST RESET PERIOD:                         DEPOSITARY:

INTEREST RESET DATES:                          REPAYMENT PROVISIONS
                                               (If applicable):

INTEREST PAYMENT DATES:                        OTHER PROVISIONS:

      THE E.W. SCRIPPS COMPANY, a corporation duly organized and existing under the laws of Ohio (herein called the "Company," which term includes any successor Person under the Indenture referred to on the reverse hereof), for value
received, hereby promises to pay to           , or registered assigns, the
principal sum of [United States Dollars] [specify other payment currency if not
payable in United States Dollars] on         and to pay interest thereon from
         , [19 ][20 ], or from the most recent Interest Payment Date to which interest has been paid or duly provided for in arrears [If applicable, insert--; provided, however, that if this Security has a weekly Interest Rate Reset Period, as shown above, such interest will be paid from the Original Issue Date shown above or from the day following the most recent Regular Record Date to which interest has been paid or duly provided for in arrears]. Interest will be paid [semi-annually in arrears on in each year] [annually in arrears on in each
year] ([each] an "Interest Payment Date") commencing       [19 ][20 ], at the
rate of   % per annum [or describe formula to calculate rate, e.g. commercial paper rate], until the principal hereof is paid or made available for payment. [If applicable, insert--, and (to the extent that the payment of such interest
shall be legally enforceable) at the rate of   % per annum on any overdue
principal [and premium] and on any overdue installment of interest]. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the [or ] (whether or not a Business Day) [, as the case may be,] next preceding such Interest Payment Date; provided, however, that interest payable at Maturity will be payable to the Person to whom principal shall be payable. The first payment of interest on any Security originally issued between a Regular Record Date and an Interest Payment Date will be made on the Interest Payment Date following the next succeeding Regular Record Date to the registered owner on such Regular Record Date. Except as otherwise provided in the Indenture, any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture. Payment of the principal of [(and premium, if any)] and interest on this Security will be made at [the office or agency of the Company maintained for
that purpose in        , in such coin or currency of [the United States of
America] [home country of payment currency if not United States Dollars] as at the time of payment is legal tender for payment of public and private debts] [the option of the Holder (a) at [the Corporate Trust Office of the Trustee] or such other office or agency of the Company as may be designated by it for such
purpose in the Borough of Manhattan, The City of New York or [    ] in such coin
or currency of [the United States of America] [home country of payment currency if not United States Dollars] as at the time of payment shall be legal tender for the payment of public and private debts or (b) subject to any laws or regulations applicable thereto and to the right of the Company (limited as provided in the Indenture) to rescind the designation of any such Paying Agent,
at the [main] offices of       in         ,        in        ,       in     and
       in         , or at such other offices or agencies as the Company may
designate, by [United States Dollar] [payment currency if not United States Dollars] check drawn on, or transfer to a [United States Dollar] [payment currency if not United States Dollars] account maintained by the payee with, a bank in The City of New

York or [      ].] [If applicable, insert--; provided, however, that at the option of the Company payment of interest may be made by [United States Dollar] [payment currency if not United States Dollars] check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register] [or by wire transfer to an account maintained by such Person with a bank in the [continental United States] (so long as the Paying Agent has received proper transfer instructions in writing at least __ Business Days prior to the payment date)].

      [If the registered owner of this Security is the Depositary or a nominee of the Depositary, insert--THIS GLOBAL NOTE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR OF THE DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR.]

      Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth in this place.

      Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof, directly or through an Authenticating Agent, by manual signature of an authorized officer, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

      IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

Dated:                                          THE E.W. SCRIPPS COMPANY


                                                By
                                                  ------------------------------
                                                           Authorized officer
[SEAL]

ATTEST:

----------------------------


                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION

      This is one of the Securities of the series designated herein and referred to in the within-mentioned Indenture.

The Chase Manhattan Bank, as Trustee                           The Chase Manhattan Bank, as Trustee

By                                      or                     By                       , as
   ----------------------                                        -----------------------
     Authorized Officer                                                    Authenticating Agent

                                                                            By

----------------------
                                                            Authorized Officer

                                [FORM OF REVERSE]

      This Security is one of a duly authorized issue of securities of the Company (herein called the "Securities"), issued and to be issued in one or more series under an Indenture, dated as of ____________, 1997 (herein called the "Indenture"), between the Company and The Chase Manhattan Bank, as Trustee (herein called the "Trustee," which term includes any successor trustee under the Indenture), to which Indenture and all Indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof [, limited in aggregate principal amount to [U.S.$][payment currency if not U.S.$] ].

      [If applicable, insert--Calculation of the Spread and Spread Multiplier shall be done in accordance with the Indenture, as it may be amended or supplemented to the date hereof.]

      [If applicable, insert--The Securities of this series are subject to redemption [(1)] [If applicable, insert--on in any year commencing with the year and ending with the year through operation of the sinking fund for this series at a Redemption Price equal to 100% of the principal amount, [and (2)] [If applicable, insert--at any time [on or after ], as a whole or in part, at the election of the Company, at the following Redemption Prices (expressed as percentages of the principal amount). If redeemed [on or before , %, and if redeemed] during the 12-month period beginning of the years indicated,

----------------------------------------------------------------------------------------------------------------------------------
              YEAR                      REDEMPTION PRICE                      YEAR                       REDEMPTION PRICE
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------


and thereafter at a Redemption Price equal to % of the principal amount,] [If applicable, insert--[and ( )] under the circumstances described in the next [two] succeeding paragraph[s] at a Redemption Price equal to 100% of the principal amount,] together in the case of any such redemption [If applicable, insert--(whether through operation of the sinking fund or otherwise)] with accrued interest to the Redemption Date; provided, however, that installments of interest on this Security whose Stated Maturity Date is on or prior to such Redemption Date will be payable to the Holder of this Security, or one or more Predecessor Securities, of record at the close of business on the relevant Record Dates referred to on the face hereof, all as provided in the Indenture.]

      [If applicable, insert--The Securities of this series are subject to redemption (1) on in any year commencing with the year and ending with the year through operation of the sinking fund for this series at the Redemption Prices for redemption through operation of the sinking fund (expressed as percentages of the principal amount) set forth in the table below, and (2) at any time [on or after ], as a whole or in part, at the election of the Company, at the Redemption Prices for redemption otherwise than through operation of the sinking fund (expressed as percentages of the principal amount) set forth in the table below: If redeemed during the 12-month period beginning of the years indicated,

---------------------------------------------------------------------------------------------------------------------------------
        YEAR                   REDEMPTION PRICES FOR REDEMPTION                 REDEMPTION PRICES FOR REDEMPTION OTHERWISE
        ----                 -------------------------------------              ------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                             THROUGH OPERATION OF THE SINKING FUND              THAN THROUGH OPERATION OF THE SINKING FUND
        ----                 -------------------------------------              ------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------


and thereafter at a Redemption Price equal to    % of the principal amount. [If
applicable, insert--and (3) under the circumstances described in the next [two] succeeding paragraph[s] at a Redemption Price equal to 100% of the principal amount,] together in the case of any such redemption (whether through operation of the sinking fund or otherwise) with accrued interest to the Redemption Date; provided, however, that installments of interest on this Security whose Stated Maturity Date is on or prior to such Redemption Date will be payable to the Holder of this Security, or one or more Predecessor Securities, of record at the close of business on the relevant Record Dates referred to on the face hereof, all as provided in the Indenture.] [Notwithstanding the foregoing, the Company
may not, prior to        , redeem any Securities of this series as contemplated
by Clause [(2)] above as a part of, or in anticipation of, any refunding operation by the application, directly or indirectly, of moneys borrowed having an interest cost to the Company (calculated in accordance with generally
accepted financial practice) of less than    % per annum.]

      [If applicable, insert--The sinking fund for this series provides for the
redemption on    in each year, beginning with the year and ending with the year, of [not less than] [U.S.$][payment currency if not U.S.$] [("mandatory sinking fund") and not more than [U.S.$][payment currency if not U.S.$] aggregate principal amount of Securities of this series. [Securities of this series acquired or redeemed by the Company otherwise than through [mandatory] sinking fund payments may be credited against subsequent [mandatory] sinking fund payments otherwise required to be made--[in the inverse order in which they become due.]]

      [If applicable, insert--The Securities of this series are not redeemable prior to maturity.]

      Notice of redemption will be given by mail to Holders of Securities, not less than 30 nor more than 60 days prior to the date fixed for redemption, all as provided in the Indenture.

      In the event of redemption of this Security in part only, a new Security or Securities of this series and of like tenor, for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

      [If applicable, insert--The Indenture contains provisions for defeasance of (a) the entire indebtedness of this Security and (b) certain restrictive covenants upon compliance by the Company with certain conditions set forth therein.]

      [If applicable, insert--If so specified on the face hereof, the interest rate on this Security may be reset by the Company on the date or dates specified on the face hereof (each an "Optional Reset Date"). Not later than days prior to each Optional Reset Date, the Trustee will mail to the Holder of this Security a notice (the "Reset Notice") first-class postage prepaid indicating whether the Company has elected to reset the interest rate, and if so (a) such new interest rate and (b) the provisions, if any, for redemption during the period from such Optional Reset Date to the next Optional Reset Date or if there is no such Optional Reset Date, to the Stated Maturity Date of this Security (each such period a "Subsequent Interest Period"), including the date or dates on which or the period or periods during which and the price or prices at which such redemption may occur during the Subsequent Interest Period.

      Notwithstanding the foregoing, not later than   days prior to the Optional
Reset Date, the Company may, at its option, revoke the interest rate provided for in the Reset Notice and establish a higher interest rate for the Subsequent Interest Period by causing the Trustee to mail notice of such higher interest rate to the Holder of this Security. Such notice shall be irrevocable. All Registered Securities with respect to which the interest rate is reset on an Optional Reset Date will bear such higher interest rate.

      The Holder of this Security will have the option to elect repayment by the Company on each Optional Reset Date at a price equal to the principal amount hereof plus interest accrued to such Optional Reset Date. In order to obtain repayment on an Optional Reset Date, the Holder must follow the procedures set forth below for optional repayment except that the period for delivery or
notification to the Trustee shall be at least    but not more than     days
prior to such Optional Reset Date and except that, if the Holder has tendered this Security for repayment pursuant to the Reset Notice, the Holder may, by written notice to the Trustee, revoke such tender or repayment until the close
of business on the    day before such Optional Reset Date.]

      [If applicable, insert--If so specified on the face hereof, the Maturity of this Security may be extended at the option of the Company for the period or period of whole years specified on the face hereof (each an "Extension Period") up to but not beyond the date (the "Final Maturity") set forth on the face hereof. If the Company exercises such option, the Trustee will mail to the Holder of this Security not later than days prior to the old Stated Maturity Date a notice (the "Extension Notice") first-class postage prepaid indicating
(a) the election of the Company to extend the Maturity, (b) the new Stated Maturity Date, (c) the interest rate applicable to the Extension Period and (d) the provisions, if any, for redemption during such Extension Period. Upon the Trustee's mailing of the Extension Notice, the Maturity of this Security shall be extended automatically and, except as modified by the Extension Notice and as described in the next paragraph, this Security will have the same terms as prior to the mailing of such Notice.

      Notwithstanding the foregoing, not later than days before the old Stated Maturity Date of this Security the Company may, at its option, revoke the interest rate provided for in the Extension Notice and establish a higher interest rate for the Extension Period by causing the Trustee to mail notice of such higher interest rate first-class postage prepaid to the Holder of this Security. Such notice shall be irrevocable. All Registered Securities with respect to which the Maturity is extended will bear such higher interest rate.

      If the Company extends the Maturity of this Security, the Holder will have the option to elect repayment of this Security by the Company on the old Stated Maturity Date at a price equal to the principal amount hereof, plus interest accrued to such date. In order to obtain repayment on the old Stated Maturity Date once the Company has extended the Maturity hereof, the Holder must follow the procedures set forth below for optional repayment, except that the period for delivery or notification to the Trustee shall be at least but not more than days prior to the old Stated Maturity Date and except that, if the Holder has tendered this Security for repayment pursuant to an Extension Notice, the Holder may by written notice to the Trustee revoke such tender for repayment until the close of business on the day before the old Stated Maturity Date.]

      [If applicable, insert--If so specified on the face hereof, this Security will be repayable prior to Maturity at the option of the Holder on the Optional Repayment Dates shown on the face hereof at the Optional Repayment Prices shown on the face hereof together with accrued interest to the date of repayment. In
order for this Security to be repaid, the Trustee must receive at least    but
not more than    days prior to an Optional Repayment Date (a) this Security with the form entitled "Option to Elect Repayment" duly completed or (b) a telegram, telex, facsimile transmission or letter from a member of a national securities exchange or the National Association of Securities Dealers, Inc. or a commercial bank or trust company in the United States of America setting forth the name of the Holder of this Security, the principal amount of the Security to be repaid, the certificate number or a description of the tenor and terms of this Security, a statement that the option to elect repayment is being exercised thereby and a guarantee that this Security with the form entitled "Option to Elect Repayment" duly completed will be received by the Trustee not later than Business Days after the date of such telegram, telex, facsimile transmission or letter. If the procedure described in clause (b) of the preceding sentence is followed, this Security with such form duly completed must be received by the Trustee by such Business Day. Any tender of this Security for repayment [(except pursuant to a Reset Notice or an Extension Notice)] shall be irrevocable. The repayment option may be exercised by the Holder of this Security for less than the entire principal amount of the Security provided that the principal amount of the Security remaining Outstanding after repayment is an authorized denomination. Upon such partial repayment this Security shall be canceled and a new Security or Securities for the remaining principal amount hereof shall be issued in the name of the Holder of this Security.]

      If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

      The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of 66-2/3% in principal amount of the Securities at the time outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer herefor or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon this security.

      As set forth in, and subject to, the provisions of the Indenture, no Holder of any Security of this series will have any right to institute any proceeding with respect to the Indenture or for any remedy thereunder, unless an Event of Default with respect to this series shall have occurred and be continuing and such Holder shall have previously given to the Trustee written notice of such continuing Event of Default with respect to this series, the Holders of not less than 25% in principal amount of the Outstanding Securities of this series shall have made written request, and offered reasonable indemnity, to the Trustee to institute such proceeding as trustee, and the Trustee shall not have received from the Holders of a majority in principal amount of the Outstanding Securities of this series a direction inconsistent with such request and shall have failed to institute such proceeding within 60 days after such notice, request and offer of indemnity; provided, however, that such limitations do not apply to a suit instituted by the Holder hereof for the enforcement of payment of the principal of [(and premium, if any)] or interest on this Security on or after the respective due dates expressed herein.

      No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of [(and premium, if any)] and interest on this Security at the times, place[s] and rate, and in the coin or currency, herein prescribed.

      As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in [any place where the principal of [(and premium, if any)] and interest on this Security are payable] [the Borough of Manhattan, The City of New York, [Cincinnati, Ohio] or, subject to any laws or regulations applicable thereto and to the right of the Company (limited as provided in the Indenture) to rescind the designation of any such transfer
agent, at the [main] offices of       in     and in or at such other offices or
agencies as the Company may designate], duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

      The Securities of this series are issuable only in registered form, without coupons in denominations of [U.S.$][payment currency if not U.S.$] and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of the series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

      [If applicable, insert--If this Security is a global Security (as specified on the face hereof), this Security is exchangeable only if (x) the Depositary notifies the Company that it is unwilling or unable to continue as Depositary for this global Security or if at any time the Depositary ceases to be a clearing agency registered under the Securities Exchange Act of 1934, as amended, or (y) the Company in its sole discretion determines that this Security shall be exchangeable for definitive Securities in registered form provided that the definitive Securities so issued in exchange for this permanent global Security shall be in denominations of [U.S.$][payment currency if not U.S.$] and any integral multiple of [$1,000] in excess thereof and be of like aggregate principal amount and tenor as the portion of this permanent global Security to be exchanged, and provided further that, unless the Company agrees otherwise, Securities of this series in definitive registered form will be issued in exchange for this permanent global Security, or any portion hereof, only if such Securities in definitive registered form were requested by written notice to the Trustee or the Security Registrar by or on behalf of a Person who is beneficial owner of an interest hereof given through the Holder hereof. Except as provided above, owners of beneficial interests in this permanent global Security will not be entitled to receive physical delivery of Securities in definitive registered form and will not be considered the Holders thereof for any purpose under the Indenture.]

      No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

      Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security is overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice of the contrary.

      This Security shall be governed by the internal laws (as opposed to conflicts of laws provisions) of the State of Ohio.

      All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

                              --------------------


                                  ABBREVIATIONS

      The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

         TEN COM--as tenants in common

         TEN ENT--as tenants by the entireties

         JT TEN--as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT--                    Custodian
                   -------------------          ----------------------
                        (Cust)                        (Minor)

                        Under Uniform Gifts to Minors Act

                     ---------------------------------------
                                     (State)

      Additional abbreviations may also be used though not in the above list.

                             ----------------------

      FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

PLEASE PRINT OR TYPE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE

--------------------------------------------------------------------------------

the within Security and all rights thereunder, hereby irrevocably constituting and appointing ________________________________ attorney to transfer said Security on the books of the Company, with full power of substitution in the premises.

Dated:
                                               ---------------------------------
                                                           Signature

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE WITHIN INSTRUMENT IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

                                                                       Exhibit B
                                                                       ---------

                    [FORM OF REGISTERED SECURITY WHICH IS AN
                        ORIGINAL ISSUE DISCOUNT SECURITY]

                                 [FORM OF FACE]

      FOR PURPOSES OF SECTIONS 1273 AND 1275 OF THE UNITED STATES INTERNAL REVENUE CODE, THE AMOUNT OF ORIGINAL ISSUE DISCOUNT ON THIS SECURITY IS % OF ITS
PRINCIPAL AMOUNT, THE ISSUE DATE IS  , [19 ][20 ],   [AND] THE YIELD TO
MATURITY IS   % [THE METHOD USED TO DETERMINE THE YIELD IS AND THE AMOUNT OF
ORIGINAL ISSUE DISCOUNT APPLICABLE TO THE SHORT ACCRUAL PERIOD OF      , [19 ]
[20 ] TO [19 ][20 ],   IS   % OF THE PRINCIPAL AMOUNT OF THIS SECURITY].



                            THE E.W. SCRIPPS COMPANY



No. [R- ]                                 [U.S.$][payment currency if not U.S.$]

      [If the registered owner of this Security (as indicated below) is The Depositary Trust Company (the "Depositary") or a nominee of the Depositary, insert--Unless this certificate is presented by an authorized representative of The Depositary Trust Company (55 Water Street, New York, New York) to the Company or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of CEDE & CO., or such other name as requested by an authorized representative of The Depositary Trust Company and any payment is made to CEDE & CO. or to such other entity as is requested by an authorized representative of The Depository Trust Company, ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL since the registered owner hereof, CEDE & CO., has an interest herein.]

ISSUE PRICE:                                         INITIAL REDEMPTION DATE:

ORIGINAL ISSUE DATE:                                 TOTAL AMOUNT OF OID:

STATED MATURITY DATE:                                YIELD TO MATURITY:

BASE RATE:                                           INITIAL ACCRUAL PERIOD OID:

INITIAL INTEREST RATE:                               OPTION TO ELECT REPAYMENT:    YES   NO

INDEX MATURITY:                                           OPTIONAL REPAYMENT DATES:

SPREAD (PLUS OR MINUS):                                   OPTIONAL REPAYMENT PRICES:

SPREAD MULTIPLIER:                                   OPTIONAL RESET DATES:

MAXIMUM INTEREST RATE:                                    OPTIONAL EXTENSION:    YES    NO

MINIMUM INTEREST RATE:                               FINAL MATURITY:

INTEREST RESET PERIOD:                               DEPOSITARY:

INTEREST RESET DATES:                                REPAYMENT PROVISIONS (If applicable):

INTEREST PAYMENT DATES:                              OTHER PROVISIONS:

      THE E.W. SCRIPPS COMPANY, a corporation duly organized and existing under the laws of Ohio (herein called "Company," which term includes any successor Person under the Indenture referred to on the reverse hereof), for value
received, hereby promises to pay to    , or registered assigns the principal
sum of    [United States Dollars] [specify other payment currency if not
payable in United States Dollars] on   [If the Security is interest-bearing,
insert --, and to pay interest thereon from    , 19 or from the most recent
Interest Payment Date to which interest has been paid or duly provided for in arrears [If applicable, insert --; provided, however, that if this Security has a weekly Interest Rate Reset Period, as shown above, such interest will be paid from the Original Issue Date shown above or from the day following the most recent Regular Record Date to which interest has been paid or duly provided for
in arrears]. Interest will be paid [semi-annually in arrears on       and
   in each year] [annually in  arrears on              in each year] ([each]
an "Interest Payment Date"), commencing

      , 19 at the rate of   % [or describe formula to calculate rate, e.g.
commercial paper rate] per annum, until the principal hereof is paid or made available for payment. [If applicable, insert --, and (to the extent that the
payment of such interest shall be legally enforceable) at the rate of   % per
annum on any overdue principal [and premium] and on any overdue installment of interest]. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the

      [or    ] (whether or not a Business Day) [, as the case may be,] next preceding such Interest Payment Date; provided, however, that interest payable at Maturity will be payable to the Person to whom principal shall be payable. The first payment of interest on any Security originally issued between a Regular Record Date and an Interest Payment Date will be made on the Interest Payment Date following the next succeeding Regular Record Date to the registered owner on such Regular Record Date. Except as otherwise provided in the Indenture, any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the Payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture]. [If the Security is not to bear interest prior to Maturity, insert--The principal of this Security shall not bear interest except in the case of a default in payment of principal upon acceleration, upon redemption or at Stated Maturity Date, and in such case the overdue principal of this Security
shall bear interest at the rate of   % per annum (to the extent that the payment
of such interest shall be legally enforceable), which shall accrue from the date of such default in payment to the date payment of such principal has been made or duly provided for. Interest on any overdue principal shall be payable on demand. Any such interest on any overdue principal that is not so paid on demand shall bear interest at the rate of
     % per annum (to the extent that the payment of such interest shall be legally enforceable), which shall accrue from the date such principal was due to the date payment of such interest has been made or duly provided for, and such interest shall also be payable on demand.] Payment of the principal of [(and premium, if any)] and [If applicable, insert--any such] interest on this Security will be made at [the office or agency of the Company maintained for
that purpose in      , in such coin or currency of [the United States of
America] [home country of payment currency if not United States Dollars]
as at the time of payment is legal tender for payment of public and private debts] [the option of the Holder (a) at [the Corporate Trust Office of the Trustee] or such other office or agency of the Company as may be designated by it for such purpose in the Borough of Manhattan, The City of New York, or [Cincinnati, Ohio]], in such coin or currency of [the United States of America] [home country of payment currency if not United States Dollars] as at the time of payment shall be legal tender for the payment of public and private debts or
(b) subject to any laws or regulations applicable thereto and to the right of the Company (limited as provided in the Indenture) to rescind the designation of
any such Paying Agent, at the (main) offices of      in      ,     in      ,
       in    ,    in      and      in      , or at such other offices or
agencies as the Company may designate, by [United States Dollar] [payment currency if not United States Dollars] check drawn on, or transfer to a [United States Dollar] [payment currency if not United States Dollars] account
maintained by the payee with a bank in The City of New York or [       ]]
[If applicable, insert --; provided, however, that at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register] [or by wire transfer to an account maintained by such Person with a bank in [the continental United States] (so long as the Paying Agent has received proper transfer instructions in writing at least __ Business Days prior to the payment date)].

      [If the registered owner of this Security is the Depositary or a nominee of the Depositary, insert--THIS GLOBAL NOTE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR OF THE DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR.]

      Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof, directly or through an Authenticating Agent, by manual signature of an authorized officer, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

      IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

                                             THE E.W. SCRIPPS COMPANY

                                             By _________________
                                             Authorized Officer
Dated:

[Seal]

ATTEST:

_______________


                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION




      This is one of the Securities of the series designated herein and referred to in the within-mentioned Indenture.

The Chase Manhattan Bank, as Trustee                      The Chase Manhattan Bank, as Trustee

By ______________________                   or            By_______________________, as
     Authorized Officer                                         Authenticating Agent

                                                                       By
______________________
               Authorized Officer

                                [FORM OF REVERSE]

      This Security is one of a duly authorized issue of securities of the Company (herein called the "Securities"), issued and to be issued in one or more series under an Indenture, dated as of ____________, 1997 (herein called the "Indenture") among the Company and The Chase Manhattan Bank, as Trustee (herein called the "Trustee," which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof [, limited in aggregate principal amount to [U.S.$][payment
currency if not U.S.$]      ].

      [If applicable, insert--Calculation of the Spread and Spread Multiplier shall be done in accordance with the Indenture, as it may be amended or supplemented to the date hereof.]

      [If applicable, insert--The Securities of this series are subject to redemption [(1) [If applicable, insert--on

in any year commencing with the year    and ending with the year      through
operation of the sinking fund for this series at a Redemption Price equal to [Insert formula for determining the amount], [and] (2)] [If applicable,
insert--at any time [on or after        ,    ], as a whole or in part, at the
election of the Company, at the following Redemption Prices (expressed as percentages of the principal amount): If redeemed [on or before

       ,  %, and if redeemed] during the 12-month period beginning          of
the years indicated,

----------------------------------------------------------------------------------------------------------------------------------
              YEAR                      REDEMPTION PRICE                      YEAR                       REDEMPTION PRICE
              ----                      ----------------                      ----                       ----------------
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------




and thereafter at a Redemption Price equal to   % of the principal amount,] [If
applicable, insert--[and ( )] under the circumstances described in the next [two] succeeding paragraph[s] at a Redemption Price equal to [Insert formula for determining the amount]] [If the Security is interest-bearing, insert --, together in the case of any such redemption. [If applicable, insert--(whether through operation of the sinking fund or otherwise)] with accrued interest to the Redemption Date; provided, however, that installments of interest on this Security whose Stated Maturity Date is on or prior to such Redemption Date will be payable to the Holder of this Security, or one or more Predecessor Securities, of record at the close of business on the relevant Record Dates referred to on the face hereof, all as provided in the Indenture.]

      [If applicable, insert--The Securities of this series are subject to
redemption (1) on          in any year commencing with the year     and ending
with the year     through operation of the sinking fund for this
series at the Redemption Prices for redemption through operation of the sinking fund (expressed as percentages of the principal amount) set forth in the table below, and (2) at any time [on or after

      , ], as a whole or in part, at the election of the Company, at the Redemption Prices for redemption otherwise than through operation of the sinking fund (expressed as percentages of the principal amount) set forth in the table
below: If redeemed during the 12-month period beginning                   of the
years indicated,

---------------------------------------------------------------------------------------------------------------------------------
                                REDEMPTION PRICE FOR REDEMPTION                  REDEMPTION PRICE FOR REDEMPTION OTHERWISE
        YEAR                 THROUGH OPERATION OF THE SINKING FUND              THAN THROUGH OPERATION OF THE SINKING FUND
        ----                 -------------------------------------              ------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------




and thereafter at a Redemption Price equal to   % of the principal amount. [If
applicable, insert--and (3) under the circumstances described in the next [two] succeeding paragraph[s] at a Redemption Price equal to [Insert formula for determining the amount]] [If the Security is interest-bearing, insert --, together in the case of any such redemption (whether through operation of the sinking fund or otherwise) with accrued interest to the Redemption Date; provided, however, the installments of interest on this Security whose Stated Maturity Date is on or prior to such Redemption Date will be payable to the Holder of this Security, or one or more Predecessor Securities, of record at the close of business on the relevant Record Dates referred to on the face hereof, all as provided in the Indenture.] [Notwithstanding the foregoing, the Company
may not, prior to         , redeem any Securities of this series as contemplated
by Clause [(2)] above as a part of, or in anticipation of, any refunding operation by the application, directly or indirectly, of moneys borrowed having an interest cost to the Company (calculated in accordance with generally
accepted financial practice) of less than    %, per annum.]

      [If applicable, insert--The sinking fund for this series provides for the
redemption on       in each year, beginning with the year        and ending with
the year    , of [not less than] [U.S.$]    [payment currency if not U.S.$]
[("mandatory sinking fund") and not more than [U.S.$][payment currency
if not U.S.$]     aggregate principal amount of Securities of this series.
[Securities of this series acquired or redeemed by the Company otherwise than through [mandatory] sinking fund payments may be credited against subsequent [mandatory] sinking fund payments otherwise required to be made -- [in the inverse order in which they become due.]]

      [If applicable, insert--The Securities of this series are not redeemable prior to maturity.]

      Notice of redemption will be given by mail to Holders of Securities, not less than 30 nor more than 60 days prior to the date fixed for redemption, all as provided in the Indenture.

      In the event of redemption of this Security in part only, a new Security or Securities of this series and of like tenor for the unredeemed portion hereof, will be issued in the name of the Holder hereof upon the cancellation hereof.

      [If applicable, insert--The Indenture contains provisions for defeasance of (a) the entire indebtedness of this Security and (b) certain restrictive covenants upon compliance by the Company with certain conditions set forth therein.]

      [If applicable, insert--If so specified on the face hereof, the interest rate on this Security may be reset by the Company on the date or dates specified on the face hereof (each an
"Optional Reset Date"). Not later than   days prior to each Optional Reset Date,
the Trustee will mail to the Holder of this Security a notice (the "Reset Notice") first-class postage prepaid indicating whether the Company has elected to reset the interest rate, and if so (a) such new interest rate and (b) the provisions, if any, for redemption during the period from such Optional Reset Date to the Optional Reset Date or if there is no such Optional Reset Date, to the Stated Maturity Date of this Security (each such period a "Subsequent Interest Period"), including the date or dates on which or the period or periods during which and the price or prices at which such redemption may occur during the Subsequent Interest Period.

      Notwithstanding the foregoing, not later than    days prior to the
Optional Reset Date, the Company may, at its option, revoke the interest rate provided for in the Reset Notice and establish a higher interest rate for the Subsequent Interest Period by causing the Trustee to mail notice of such higher interest rate to the Holder of this Security. Such notice shall be irrevocable. All registered Securities with respect to which the interest rate is reset on an Optional Reset Date will bear such higher interest rate.

      The Holder of this Security will have the option to elect repayment by the Company on each Optional Reset Date at a price equal to the principal amount hereof plus interest accrued to such Optional Reset Date. In order to obtain repayment on an Optional Reset Date, the Holder must follow the procedures set forth below for optional repayment except that the period for delivery or
notification to the Trustee shall be at least     but not more than     days
prior to such Optional Reset Date and except that, if the Holder has tendered this Security for repayment pursuant to the Reset Notice, the Holder may, by written notice to the Trustee, revoke such tender or repayment until the close
of business on the     day before such Optional Reset Date.]

      [If applicable, insert--If so specified on the face hereof, the Maturity of this Security may be extended at the option of the Company for the period or period of whole years specified on the face hereof (each an "Extension Period") up to but not beyond the date (the "Final Maturity") set forth on the face hereof. If the Company exercises such option, the Trustee will mail to the
Holder of this Security not later than     days prior to the old Stated Maturity
Date a notice (the "Extension Notice") first-class postage prepaid indicating
(a) the election of the Company to extend the Maturity, (b) the new Stated Maturity Date, (c) the interest rate applicable to the Extension Period and (d) the provisions, if any, for redemption during such Extension Period. Upon the Trustee's mailing of the Extension Notice, the Maturity of this Security shall be extended automatically and, except as modified by the Extension Notice and as described in the next paragraph, this Security will have the same terms as prior to the mailing of such Notice.

      Notwithstanding the foregoing, not later than     days before the old
Stated Maturity Date of this Security the Company may, at its option, revoke the interest rate provided for in the Extension Notice and establish a higher interest rate for the Extension Period by causing the Trustee to mail notice of such higher interest rate first-class postage prepaid to the Holder of this Security. Such notice shall be irrevocable. All Registered Securities with respect to which the Maturity is extended will bear such higher interest rate.

      If the Company extends the Maturity of this Security, the Holder will have the option to elect repayment of this Security by the Company on the old Stated Maturity Date at a price equal to the principal amount hereof, plus interest accrued to such date. In order to obtain repayment on the old Stated Maturity Date once the Company has extended the Maturity hereof, the Holder must follow the procedures set forth below for optional repayment except that the period for
delivery or notification to the Trustee shall be at least      but not more than
    days prior to the old Stated Maturity Date and except that, if the Holder has tendered this Note for repayment pursuant to an Extension Notice, the Holder may by written notice to the Trustee revoke such tender for repayment until the
close of business on the     day before the old Stated

Maturity Date.]

      [If applicable, insert--If so specified on the face hereof, this Security will be repayable prior to Maturity at the option of the Holder on the Optional Repayment Dates shown on the face hereof at the Optional Repayment Prices shown on the face hereof together with accrued interest to the date of repayment. In
order for this Security to be repaid, the Trustee must receive at least    but
not more than   days prior to an Optional Payment Date (a) this Security with the form entitled "Option to Elect Repayment" duly completed or (b) a telegram, telex, facsimile transmission or letter from a member of a national securities exchange or the National Association of Securities Dealers, Inc. or a commercial bank or trust company in the United States of America setting forth the name of the Holder of this Security, the principal amount of the Security to be repaid, the certificate number or a description of the tenor and terms of this Security, a statement that the option to elect repayment is being exercised thereby and a guarantee that this Security with the form entitled "Option to Elect Repayment"
duly completed will be received by the Trustee not later than      Business Days
after the date of such telegram, telex, facsimile transmission or letter. If the procedure described in clause (b) of the preceding sentence is followed, this Security with such form duly completed must be received by the Trustee by such
    Business Day. Any tender of this Security for repayment [(except pursuant to a Reset Notice or an Extension Notice)] shall be irrevocable. The repayment option may be exercised by the Holder of this Security for less than the entire principal amount of the Security provided that the principal amount of the Security remaining Outstanding after repayment is an authorized denomination. Upon such partial repayment this Security shall be canceled and a new Security or Securities for the remaining principal amount hereof shall be issued in the name of the Holder of this Security.]

      If an Event of Default with respect to Securities of this series shall occur and be continuing, an amount of principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture. Such amount shall be equal to [-- insert formula for determining the amount.] Upon payment (a) of the amount of principal so declared due and payable and (b) of interest on any overdue principal and overdue interest (in each case to the extent that the payment of such interest shall be legally enforceable), all of the Company's obligations in respect of the payment of the principal of and interest, if any, on the Securities of this series shall terminate.

      The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of 66-2/3% in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

      As set forth in, and subject to, the provisions of the Indenture, no Holder of any Security of this series will have any right to institute any proceeding with respect to the Indenture or for any remedy thereunder, unless an Event of Default with respect to this series shall have occurred and be continuing and such Holder shall have previously given to the Trustee written notice of such continuing Event of Default with respect to this series, the Holders of not less than 25% in principal amount of the Outstanding Securities of this series shall have made written request, and offered reasonable indemnity, to the Trustee to institute such proceeding as trustee, and the Trustee shall not have received from the Holders of a majority in principal amount of the Outstanding Securities of this series a direction inconsistent with such request and shall have failed to institute such proceeding within 60 days after such notice, request and offer of indemnity; provided, however, that such limitations do not apply to a suit instituted by the Holder hereof for the enforcement of payment of the principal of [(and premium, if any)] or [any] interest on this Security on or after the respective due dates expressed herein.

      No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of [(and premium, if any)] and [any] interest on this Security at the times, place[s] and rate, and in the coin or currency, herein described.

      As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in [any place where the principal of [(and premium, if any)] and [any] interest on this Security are payable][the Borough of Manhattan, The City of New York, [Cincinnati, Ohio], or subject to any laws or regulations applicable thereto and to the right of the Company (limited as provided in the Indenture) to rescind the designation of any such transfer
agent, at the [main] offices of          in                  and

      in            or at such other offices or agencies as the Company may
designate], duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company, the Guarantor and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, with duly executed Guarantees endorsed thereon, will be issued to the designated transferee or transferees.

      The Securities of this series are issuable only in registered form,
without coupons, in denominations of [U.S.$]    [payment currency if not U.S.$]
and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

      [Insert, if applicable--If this Security is a global Security (as specified on the face hereof), this Security is exchangeable only if (x) the Depositary notifies the Company that it is unwilling or unable to continue as Depositary for this global Security or if at any time the Depositary ceases to be a clearing agency registered under the Securities Exchange Act of 1934, as amended or, (y) the Company in its sole discretion determines that this Security shall be exchangeable for definitive Securities in registered form,provided that the definitive Securities so issued in exchange for this permanent global Security shall be in denominations of [U.S.$][payment currency if not U.S.$]
    and any integral multiple of [$1,000] in excess thereof and be of like aggregate principal amount and tenor as the portion of this permanent global Security to be exchanged, and provided further that, unless the Company agrees otherwise, Securities of this series in definitive registered form will be issued in exchange for this permanent global Security, or any portion hereof, only if such Securities in definitive registered form were requested by written notice to the Trustee or the Security Registrar by or on behalf of a Person who is beneficial owner of an interest hereof given through the Holder hereof. Except as provided above, owners of beneficial interests in this permanent global Security will not be entitled to receive physical delivery of Securities in definitive registered form and will not be considered the Holders thereof for any purpose under the Indenture.]

      No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

      Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company, the Guarantor or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security is overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

      This Security shall be governed by the internal laws (as opposed to conflicts of laws provisions) of the State of Ohio.

      All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

                                  ABBREVIATIONS

      The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

      TEN COM--as tenants in common

      TEN ENT--as tenants by the entireties

      JT TEN --as joint tenants with right of survivorship

         and not as tenants in common

      UNIF GIFT MIN ACT--                Custodian
                         ---------------------------------------------
                                     (Cust)                  (Minor)

                         ------------------------------
                            Under Uniform Gifts to Minors Act

                         ------------------------------
                                                   (State)

      Additional abbreviations may also be used though not in the above list.

                                -------------

      FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

PLEASE PRINT OR TYPE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE

--------------------------------------------------------------------------------

the within Security and all rights thereunder, hereby irrevocably constituting and appointing ________________________________ attorney to transfer said Security on the books of the Company, with full power of substitution in the premises.

Dated:                                        __________________________________
                                                           Signature

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE WITHIN INSTRUMENT IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

                                                                       EXHIBIT C

                            [FORMS OF CERTIFICATION]

                                   EXHIBIT C1

                       [FORM OF CERTIFICATE TO BE GIVEN BY
                      BENEFICIAL OWNER OF BEARER SECURITY]

                                   CERTIFICATE


                                   ----------

     [Insert title or sufficient description of Securities to be delivered]

      This is to certify that as of the date hereof and except as set forth
below [U.S.$]    [payment currency if not U.S.$]    principal amount of the
above-captioned Securities held by you for our account (i) is owned by person(s) that are not United States person(s) (as defined below), (ii) is owned by United States person(s) that are (a) foreign branches of United States financial institutions (as defined in Section 1.165-12(c)(1)(v) of the United States Treasury regulations) ("financial institutions") purchasing for their own account or for resale, or (b) United States person(s) who acquired the Securities through foreign branches of United States financial institutions and who hold the Securities through such United States financial institutions on the date hereof (and in either case (a) or (b), each such United States financial institution hereby agrees, on its own behalf or through its agent, that you may advise the Issuer or the Issuer's agent that it will comply with the requirements of Section 165(j)(3)(A), (B) or (C) of the United States Internal Revenue Code of 1986, as amended, and the Treasury regulations thereunder), or
(iii) is owned by United States or foreign financial institution(s) for the purpose of resale during the restricted period (as defined in Section 1.163-5(c)(2)(i)(D)(7) of the United States Treasury regulations), and in addition if the owner of the Securities is a United States or foreign financial institution described in clause (iii) above (whether or not also described in clause (i) or (ii)) this is to further certify that such financial institution has not acquired the Securities for the purpose of resale directly or indirectly to a United States person or to a person within the United States or its possessions.

      We undertake to advise you promptly by tested telex on or prior to the date on which you intend to submit your certification relating to the beneficial interest in the temporary global Security held by you for our account in accordance with your operating procedures if any applicable statement herein is not correct on such date, and in the absence of any such notification it may be assumed that this certification applies as of such date.

      This certificate excepts and does not relate to [U.S.$][payment currency
if not U.S.$]       principal amount of Securities held by you for our account as to which we are not able to provide a certificate in this form. We understand that exchange of such portion of the temporary global Security for definitive Bearer Securities or interests in a permanent global Security and that payments, if any, due prior to the Exchange Date with respect to such portion of the temporary global Security cannot be made until we are able to provide a certificate in this form.

      We understand that this certificate is required in connection with certain tax laws and regulations of the United States. If administrative or legal proceedings are commenced or threatened in connection with which this certificate is or would be relevant, we irrevocably authorize you to produce this certificate or a copy thereof to any interested party in such proceedings. "United States person" means (i) a citizen or resident of the United States,
(ii) a corporation or partnership created or organized in or under the laws of the United States or any political subdivision thereof, (iii) an estate the income of which is subject to United States federal income taxation regardless of its source or (iv) a trust which is subject to the supervision of a court within the United States and the control of a United States fiduciary as described in section 7701(a)(30) of the Code. "United States" means the United States of America (including the states and the District of Columbia) and its "possessions" which include Puerto Rico, the U.S. Virgin Islands, Guam, American Samoa, Wake Island and the Northern Mariana Islands.

Dated:         ,[19 ][20 ]

[To be dated no
earlier than the 15th
day before the
Exchange Date or
Interest Payment
Date, as the case may
be]

                                           By: _____________________________
                                           As, or as agent for, the
                                           beneficial owner(s) of the
                                           portion of the temporary
                                           global Security to which
                                           this certificate relates.

                                   EXHIBIT C2

                       [FORM OF CERTIFICATE TO BE GIVEN BY
                           EURO-CLEAR AND CEDEL BANK]

                                   CERTIFICATE


                                   ----------

     [INSERT TITLE OR SUFFICIENT DESCRIPTION OF SECURITIES TO BE DELIVERED]

      The undersigned certifies that, based solely on certifications we have received in writing, by tested telex or by electronic transmission from member organizations appearing in our records as persons being entitled to a portion of the principal amount set forth below (our "Member Organizations") substantially to the effect set forth in the Indenture as of the date hereof, [U.S.$][payment
currency if not U.S.$]                   principal amount of the above-captioned
Securities (i) is owned by persons(s) that are not United States person(s) (as defined below), (ii) is owned by United States person(s) that are (a) foreign branches of United States financial institutions (as defined in Section 1.165-12(c)(1)(v) of the United States Treasury regulations) ("financial institutions") purchasing for their own account or for resale, or (b) United States person(s) who acquired the Securities through foreign branches of United States financial institutions and who hold the Securities through such United States financial institutions on the date hereof (and in either case (a) or (b), each such United States financial institution has agreed, on its own behalf or through its agent, that we may advise the Issuer or the Issuer's agent that it will comply with the requirements of Section 165(j)(3)(A), (B) or (C) of the United States Internal Revenue Code of 1986, as amended, and the Treasury regulations thereunder), or (iii) is owned by United States or foreign financial institution(s) for the purpose of resale during the restricted period (as defined in Section 1.163-5(c)(2)(i)(D)(7) of the United States Treasury regulations), and in addition United States or foreign financial institutions described in clause (iii) above (whether or not also described in clause (i) or (ii)) have certified that they have not acquired the Securities for the purpose of resale directly or indirectly to a United States person or to a person within the United States or it possessions.

      We further certify (i) that we are not making available for exchange or collection of any interest any portion of the temporary Global Security excepted in such certifications and (ii) that as of the date hereof we have not received any notification from any of our Member Organizations to the effect that the statements made by such Member Organizations with respect to any portion of the part submitted herewith for exchange or collection of any interest are no longer true and cannot be relied upon as of the date hereof.

     We understand that this certificate is required in connection with certain tax laws and regulations of the United States. If administrative or legal proceedings are commenced or threatened in connection with which this certificate is or would be relevant, we irrevocably authorize you to produce this certificate or a copy thereof to any interested party in such proceedings. "United States person" means (i) a citizen or resident of the United States,
(ii) a corporation or partnership created or organized in or under the laws of the United States or any political subdivision thereof, (iii) an estate the income of which is subject to United States federal income taxation regardless of its source or (iv) a trust which is subject to the supervision of a court within the United States and the control of a United States fiduciary as described in section 7701(a)(30) of the Code. "United States" means the United States of America (including the states and the District of Columbia) and its "possessions" which include Puerto Rico, the U.S. Virgin Islands, Guam, American Samoa, Wake Island and the Northern Mariana Islands.

Dated:             , [19  ][20  ]

[To be dated no earlier
than the Exchange Date in
the case of exchanges or
on or after the relevant
Interest Payment Date in
the case of interest
payments]

                                        By: ___________________________
                                        [MORGAN GUARANTY TRUST COMPANY
                                           OF NEW YORK, BRUSSELS OFFICE, as
                                           Operator of the Euro-clear System]
                                        [CEDEL BANK, S.A.]

                                    EXHIBIT D


                                [FORM OF COUPON]


                                      -----

     [INSERT TITLE OR SUFFICIENT DESCRIPTION OF SECURITIES TO BE DELIVERED]

No.  _________




         ANY UNITED STATES PERSON WHO HOLDS THIS OBLIGATION WILL BE SUBJECT TO LIMITATIONS UNDER THE UNITED STATES INCOME TAX LAWS, INCLUDING THE LIMITATIONS PROVIDED IN SECTIONS 165(j) AND 1287(a) OF THE INTERNAL REVENUE CODE.

                            THE E.W. SCRIPPS COMPANY

[If the Security to which this coupon relates is a fixed rate Security, insert the following:

This is a coupon for [  ] due on [     ].]

[If the Security to which this coupon relates is a floating rate Security, insert the following: This is a coupon for the amount due on the Interest
Payment Date falling on [      ].]

     This coupon is payable to bearer (subject to the terms and conditions of the Security to which this coupon appertains, which shall be binding upon the bearer of this coupon whether or not it is for the time being attached to such Security) at the specified offices outside the United States of the Trustee and each Paying Agent set out on the reverse hereof (or any other Trustee or Paying Agent or specified office outside the United States duly appointed or nominated and notified to the Holders of Securities of the Series of which the Security to which this coupon appertains is a part).

     [If the Security to which this coupon relates may, by its terms, be repaid prior to maturity, insert the following: If the Security to which this coupon appertains shall have become due and payable before the maturity date of this coupon, this coupon shall become void and no payment shall be made in respect thereof.]

                                             THE E.W. SCRIPPS COMPANY

                                             By___________________
                                             Authorized Officer

                               [Reverse of Coupon]

                  [Insert names and addresses of Paying Agents]

and/or such other or further agents and/or specified offices outside of the United States as may from time to time be duly appointed or nominated and notified to Holders of Securities of the Series of which the Security to which this coupon appertains is a part.


                                      D-3